                                                                     EXHIBIT 4.1

      Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

                           SERVICES AGREEMENT EXECUTED
                         AMONG TELEMAR NORTE LESTE S/A,
                         TNL PCS S/A AND TNL CONTAX S/A

                                NOVEMBER 30, 2004

                                    CONTENTS

                                                                 Page
CLAUSE I - PURPOSE                                               - 1 -
CLAUSE II - APPLICABLE DOCUMENTATION                             - 2 -
CLAUSE III - OBLIGATIONS OF THE PARTIES                          - 2 -
CLAUSE IV - OBLIGATIONS OF THE CONTRACTED PARTY                  - 3 -
CLAUSE V - OBLIGATIONS OF THE CONTRACTING PARTIES                - 9 -
CLAUSE VI - SERVICE SITES                                       - 10 -
CLAUSE VII - EXPANSION AND REDUCTION                            - 10 -
CLAUSE VIII - PRICES                                            - 10 -
CLAUSE IX - BILLING AND PAYMENT                                 - 11 -
CLAUSE X - PENALTIES                                            - 13 -
CLAUSE XI - GUARANTEE                                           - 13 -
CLAUSE XII - NON-DISCLOSURE                                     - 14 -
CLAUSE XIII - NON-EXISTENT BOND                                 - 16 -
CLAUSE XIV - EFFECTIVENESS AND TERMINATION                      - 16 -
CLAUSE XV - RESCISSION                                          - 17 -
CLAUSE XVI - SUBCONTRACTING, ASSIGNMENT OR TRANSFER             - 17 -
CLAUSE XVII - AMENDMENT TO THE AGREEMENT                        - 18 -
CLAUSE XVIII - FORCE MAJEURE                                    - 18 -
CLAUSE XIX - SOCIAL RESPONSIBILITY AND THE ENVIRONMENT          - 18 -
CLAUSE XX -  COMMITMENT TO HEIGHTEN AWARENESS                   - 19 -
CLAUSE XXI - ANATEL TARGETS                                     - 19 -
CLAUSE XXII - APPLICABLE LAW                                    - 19 -
CLAUSE XXIII - GENERAL PROVISIONS                               - 20 -

CLAUSE XXIV - OMISSIONS                                         - 21 -
CLAUSE XXV - ARBITRATION COURT                                  - 21 -

                                       SERVICES AGREEMENT EXECUTED AMONG TELEMAR
                                NORTE LESTE S/A, TNL PCS S/A AND TNL CONTAX S/A.

On the one side:

TELEMAR NORTE LESTE S/A, a corporate legal entity with head offices in the City of Rio de Janeiro, State of Rio de Janeiro, at Rua General Polidoro N Degrees 99, Botafogo, CEP 22.280-001, registered with the Taxpayers' National Registry under CNPJ/MF N Degrees 33.000.118/0001-79, represented in compliance with its By-Laws, hereinafter called "TELEMAR"; and

TNL PCS S.A., a corporate legal entity with head offices in the City of Rio de Janeiro, State of Rio de Janeiro, at Rua Jangadeiros N Degrees 48, Ipanema, CEP 22.420-010, registered with the Taxpayers' National Registry under CNPJ/MF N Degrees 04.164.616/0001-59, represented in compliance with its By-Laws, hereinafter called "OI";

both called jointly the "CONTRACTING PARTIES";

and on the other side:

TNL CONTAX S/A, a corporate legal entity with head offices in the City of Barueri, State of Sao Paulo, at Calcada das Margaridas N Degrees 191 - CV 522 - Centro Comercial Alphaville, Alphaville, CEP 06.460-120, registered with the Taxpayers' National Registry under CNPJ/MF N Degrees 02.757.614/0001-48, represented pursuant to its By-Laws, and hereinafter called the "CONTRACTED PARTY";

all hereinafter called jointly the "Parties" and individually the "Party".

Whereas the CONTRACTED PARTY is interested in rendering its services to the CONTRACTING PARTIES in strict compliance with the conditions established herein;

Whereas the CONTRACTED PARTY participated in the negotiating process with the CONTRACTING PARTIES, which included, among other information, the complete specification of the services to be rendered, in addition to the infrastructure required for rendering the services to be contracted;

Whereas the Parties are previously aware of the Clauses and conditions guiding this document and particularly those related to Brazilian Labor Law, with all possible doubts having been clarified in advance;

The Parties hereby resolve to execute this Services Agreement, hereinafter referred to as the "AGREEMENT", pursuant to the terms and conditions agreed below.

CLAUSE ONE: PURPOSE

1.1 The purpose of this AGREEMENT consists of the services rendered by the CONTRACTED PARTY listed in Annex I, which forms an integral and inseparable part hereof. Due to the technical differences imposed by the specific characteristics of the products offered to the CONTRACTING PARTIES, each service rendered by the CONTRACTED PARTY will be covered by a "Description and General Conditions of the Services Rendered" that will include Services Chart, Price, General Characteristics, Performance Ratings (SLA), which consists of one or more pages, all of which constitute Annex I mentioned above.

      1.1.1 The CONTRACTED PARTY will render all and any of the services listed in Annex I described above only when requested to do so by either or both of the CONTRACTING PARTIES, which may occur, as stressed by the Parties, through either a direct contract or a competitive bidding procedure organized by the CONTRACTING PARTIES. Nevertheless, the CONTRACTED PARTY will start to render any of the services listed in Annex I only when a "Service Order" is issued by the CONTRACTING PARTIES, whose model is given in Annex II, which also forms an integral and inseparable part of this AGREEMENT.

      1.1.2 The CONTRACTED PARTY hereby confirms its capacity to perform all and any service that the CONTRACTING PARTIES may require therefrom, based on Annex I or other descriptions of new services that may be produced by the Parties and included herein. Should the CONTRACTED PARTY fail to meet the demands of the CONTRACTING PARTY up to the limit of its stated capacity within the stipulated period, this will constitute a default on the contract, with the CONTRACTED PARTY being subject to the penalties stipulated herein.

CLAUSE TWO: APPLICABLE DOCUMENTATION

2.1 For all purposes of Law, the documents listed below are applicable to this AGREEMENT as though transcribed below, whose contents are known to the Parties, and fully accepted thereby:

      Annex I -- Description and General Conditions of the Services Rendered

      Annex II - Service Order;

CLAUSE THREE: OBLIGATIONS OF THE PARTIES

3.1 During the normal, regular progress of this AGREEMENT, as well as all and any services that may arise therefrom, the Parties hereby agree to keep a channel of communication always open, allowing them to interact in their common interests, reflected through obtaining the expected technical, commercial and financial results.

3.2 The Parties agree to fully respect the Clauses and items of this AGREEMENT, in addition to the Annexes forming an integral part hereof, the Deeds of Amendments that may be signed and the respective autonomy and independence related thereto.

3.3 The Parties agree to appoint the persons who will be in charge of managing this AGREEMENT, which should be undertaken through written or electronic correspondence within 15 (fifteen) days as from the signature hereof. All and any correspondence relating to this AGREEMENT should be addressed to the Managers to be appointed by the Parties.

3.4 In case of any doubt and / or conflict regarding the interpretation of any Item or compliance with any obligation, the Parties should attempt to resolve the outstanding matter on a friendly basis through the Service Managers to be appointed in accordance with Clause 3.3 above. Should they fail to reach an agreement, they should seek a solution through moving up the decision-taking scale of the companies, progressing from the Directors and Officers to the CEOs and Presidents, in order to reach a non-litigious solution. Finally, should it not prove possible to settle such outstanding matter, the Parties should opt for arbitration as stipulated in Clause Twenty Five of this AGREEMENT.

3.5 During the performance of all and any services arising from this AGREEMENT, the Parties hereby agree to comply with all laws, decrees, regulations and / or Federal, State or Municipal stipulations in effect, while also obtaining the licenses, permits and authorizations required for the proper rendering of the services that will be the responsibility thereof, being held solely liable for losses or damages of any type whatsoever arising from any violations to which they may give rise by failing to comply with the provisions in this Clause, in addition to paying any fines that may be imposed by the competent authorities up to the limit previously agreed among the Parties as stipulated in Item 4.1.4 and respective Sub-Items thereof.

CLAUSE FOUR: OBLIGATIONS OF THE CONTRACTED PARTY

4.1 During the term of this AGREEMENT and without adversely affecting the other obligations accepted hereby, under penalty of being subject to the sanctions and indemnities stipulated herein, the CONTRACTED PARTY agrees to:

      4.1.1 Operate as an organization that is complete and independent of the CONTRACTING PARTIES, providing all the resources required to perform the services covered by the AGREEMENT, other than those specifically stipulated herein as the obligations of the CONTRACTING PARTIES.

      4.1.2 Plan, conduct and perform the services covered by this AGREEMENT in strict and full compliance with the provisions herein and the Annexes hereof, in addition to the standards established by the Brazilian Technical Standards Association
                  (ABNT) when applicable, and other legal requirements.

      4.1.3 Comply with all laws, decrees, regulations and / or Federal, State or Municipal rules in effect, during the performance of the services covered by the AGREEMENT, while also taking the steps required to obtain the licenses, permits and authorizations required for the proper rendering of the services, being held solely liable for losses and damages of any type whatsoever arising from any violations caused thereby, in addition to the payment of any fines that may be imposed by the competent authorities, complying specifically with the limits stipulated in Item 4.1.4 below and the respective Sub-Items thereof.

      4.1.4 The CONTRACTED PARTY will accept liability for any direct and indirect damages or losses that it may cause to the CONTRACTING PARTIES or to third parties for acts proven to have been undertaken by its Directors, Officers, employees, agents, representatives or outsourced workers up to a ceiling amount corresponding to 5% (five per cent) of the annual revenues of the CONTRACTED PARTY arising from rendering the services covered by this AGREEMENT.

      4.1.4.1 The calculation of the ceiling amount stipulated in Item 4.1.4 above will be undertaken annually, based on the revenues for the year prior to that under way.

      4.1.4.2 The ceiling amount stipulated in item 4.1.4 will represent the ceiling amount up to which the CONTRACTED PARTY may be required to compensate the CONTRACTING PARTIES and / or third parties, considering the sum of all harmful events occurring during each year of this AGREEMENT. The CONTRACTED PARTY will consequently not be bound to pay any amount exceeding this ceiling.

      4.1.4.3 The ceiling amount stipulated in Item 4.1.4 above will not be cumulative, so that should no compensation be paid in a given year, or should the ceiling amount agreed not be reached, the respective difference will not be taken into consideration for the purposes of calculating the ceiling amount for the following year.

      4.1.4.4 This ceiling amount of 5% on the annual revenues brought in under this AGREEMENT is also applicable to damages caused to third parties when charged directly thereby to Contax.

      4.1.5 Perform the services assigned thereto as covered by this AGREEMENT, using specialized professionals in sufficient numbers to meet the needs of the services within the period agreed in this document and the Annexes hereof.

      4.1.6 Perform the services described in Annex I of this AGREEMENT, complying with the business hours established in compliance with the rules stipulated by ANATEL, the legislation pertinent thereto and the requirements of the CONTRACTING PARTIES.

      4.1.7 For each site and each of the services rendered, report back on the metered performance thereof as stipulated in the Performance Ratings (SLAs) specific to each services listed in Annex I hereof.

      4.1.8 Notify either of the CONTRACTING PARTIES immediately, in full and in writing of the occurrence of any extraordinary event that may alter or adversely affect the rendering of the services.

      4.1.9 Ensure logical protection and full confidentiality for the information and data transmitted and / or constituting the exclusive property of CONTRACTING PARTIES entrusted thereto under this AGREEMENT, pursuant to the provisions in Clause Twelve, under penalty of paying reparations for damages caused thereby, provided that the sole liability of the CONTRACTED PARTY is proven. Any losses or damages that may be subject to reparations should comply with the limits stipulated in Item
                  4.1.4 and the respective Sub-Items thereof.

      4.1.10. For inspection purposes, allow unrestricted access for the employees of the CONTRACTING PARTIES, provided that they are appointed solely thereby and duly identified, to the facilities where the respective services are rendered.

      4.1.11 Allow the representatives of the CONTRACTING PARTIES to monitor all services rendered by the CONTRACTED PARTY on-line and on an unrestricted basis, except when impossible or subject to technical constraints, through the management screens installed and available at the time of the monitoring, such as: Audible Response Units (ARUs), statistical controls for the Switchboard / Automatic Calls Distributor (PABX/DAC), recordings or direct listening posts, and Work Force Management for the indicators in the Performance Ratings
                  (SLAs) for each service listed in Annex I hereof.

      4.1.12 On a monthly basis, provide the CONTRACTING PARTIES with all the Reports covering the monitoring activities mentioned in the above Item, whose methodology is stipulated in Annex I hereof.

      4.1.13 Within no more than 24 (twenty four) hours, provide the operators with all the operating information transferred through communications by the CONTRACTING PARTIES, except when such alterations notified by the CONTRACTING PARTIES require training, in which case the CONTRACTING PARTIES should comply with the periods stipulated in the respective Performance Ratings (SLAs) that constitute Annex I hereof.

      4.1.14 Continue to render the services tabled in this document, even if the concession agreement signed by the CONTRACTING PARTIES and the National Telecommunications Agency (ANATEL) are suspended, for a period of 90 (ninety) days as from such suspension.

       4.1.15 The CONTRACTED PARTY is responsible for training its staff in sales, call answering and customer care techniques, in addition to transferring all the training provided by the CONTRACTING PARTIES.

      4.1.16 Comply with all and any alteration in the timetable for performing the services described in Annex I of this AGREEMENT through prior written notice forwarded by the CONTRACTING PARTIES within 7 (seven) business days, and provided that the legal rules applicable thereto are respected. Should such alteration affect the end-cost of the respective service, the CONTRACTED PARTY is hereby authorized to increase the respective prices in the proportion to which the end-cost may be affected thereby.

      4.1.17 Accept full responsibility for performing the services described in Annex I hereof, including aspects related to the maintenance of the entire technological structure, computers, software and telecommunications equipment, in addition to handling all administration of the human resources required to render the services in question.

      4.1.18 Implement all actions required for full compliance with the Service Targets established by the National Telecommunications Agency (ANATEL) stipulated in the performance parameters listed in Annex I hereof, in order to ensure full performance of the services that constitute the purpose of this AGREEMENT.

      4.1.19 Use the Audible Response Units (ARUs) as required to render the services covered by this AGREEMENT solely for assisting the users of the services rendered by the CONTRACTING PARTIES. The Audible Response Units (ARUs) should be properly sized to meet the demands of the products and services covered by this AGREEMENT.

      4.1.20. Should services be included additional to those contracted herein, it is specifically agreed that the Parties shall draw up new "Descriptions and General Conditions of the Services Rendered", to be included in Annex I and constituting an integral and inseparable part of this AGREEMENT.

      4.1.21 Present for ratification and approval by the CONTRACTING PARTIES, all and any system or software that may be acquired or developed by the CONTRACTED PARTY in order to pursue the purpose of this AGREEMENT, within no more than 30 (thirty) days as from the date of the respective acquisition or completion of such development, while remaining the exclusive property of the CONTRACTED PARTY. Should such ratification not be issued, the CONTRACTING PARTIES will forward the justification to the CONTRACTED PARTY, which will be forbidden to use the system or software acquired or developed until the situation is properly regularized.

      4.1.22 Undertake any possible future alterations requested by the CONTRACTING PARTIES to the systems and software owned by the CONTRACTED PARTY, after preparing the necessary quote and receiving prior approval from the CONTRACTING PARTIES and ratification of the system, within no more than 30 (thirty) consecutive days as from the start of the rendering of the services, with the ownership thereof remaining the exclusive property of the CONTRACTED PARTY, except for alterations to more sophisticated systems, when the period of 30 (thirty) days may prove insufficient for the implementation thereof. If not approved and ratified, the CONTRACTING PARTIES will forward the justification with the former being forbidden to implement such system or software during the period required to rectify any possible outstanding matters.

      4.1.23 Should the system work through remote operation of data processing programs owned by the CONTRACTING PARTIES, they hereby authorize the CONTRACTED PARTY to use them solely to perform the services covered by this AGREEMENT, and the CONTRACTED PARTY will not urge or permit its employees to undertake the maintenance, reverse engineering, decompilation or any other act that might affect such data processing programs, unless specifically authorized in advance to do so by the CONTRACTING PARTIES, fully preserving the rights thereof under penalty of bearing the costs of the losses to which this may rise through acts, action or omission on the part of its employees contracted specifically for the purposes of this AGREEMENT, and provided that the sole liability of the CONTRACTED PARTY is proven. Any losses that may have to be reimbursed should comply with the ceiling stipulated in Item
                  4.1.4 and the respective Sub-Items thereof.

      4.1.24 Whenever requested to do so thereby, provide the CONTRACTING PARTIES with the documents related to rendering the services, including but not limited to: (i) copies of payment slips for the Employee Severance Indemnity Fund (FGTS), National Social Security Institute (INSS) and Employed / Unemployed General Listing (CAGED) for the professionals involved in rendering the services; (ii) copies of the payroll listing the names of the people allocated to the services covered by this AGREEMENT; (iii) copy of the rescission document of the professionals assigned to render the services; and (iv) copies of the Social Security / FGTS Rescission Slip (GRFC).

                  4.1.24.1 Total or partial failure to comply with the obligations listed above and/or any lack of regularity in the above-mentioned documents, as well as any fault in compliance with the legal and contractual obligations of the CONTRACTED PARTY in terms of its employees, service-providers and former service-providers directly involved in performing the services covered by this AGREEMENT, will result in the obligation of the CONTRACTED PARTY to regularize the matter presented within the period agreed with the CONTRACTING PARTIES.

      4.1.25 Accept direct responsibility or through redress solely and exclusively for the labor contracts of its employees, bearing the full cost of their wages, labor, insurance and social security levies arising therefrom that fall or may fall directly or indirectly on the costs of the services rendered, as well as being liable for any possible future failure to comply with Brazilian Labor Law that may occur. As a result, no joint or subsidiary liability of the CONTRACTING PARTIES may be claimed, meaning that there are no labor bonds whatsoever between the employees, agents, representatives, outsourced workers, contractors and/or third parties of the CONTRACTED PARTY and either of the CONTRACTING PARTIES.

                  4.1.25.1 Should the employees of the CONTRACTING PARTIES migrate to the

                               CONTRACTED PARTY, or should employees be hired by the CONTRACTED PARTY to meet any special demands of either of the CONTRACTING PARTIES, the labor and/or social security indemnities that may fall due thereon will be settled in full by the Party giving rise to such facts or events generating the respective liability. The Parties hereby agree that all and any migration of the employees of the CONTRACTING PARTIES to the CONTRACTED PARTY is hereby forbidden, when implying any reduction in the wages thereof.

      4.1.26 Assume liability either directly or through redress, solely and exclusively for the supply of all Collective and Individual Protection Equipment required to preserve the integrity of its employees, as well as requiring the use, conservation and replacement thereof, whenever required by the services to be rendered and in strict compliance with the rules and standards issued by the Ministry of Labor.

      4.1.27 Notify the CONTRACTING PARTIES as soon as possible and depending on the specific case, of any fiscal, tax, labor and social security proceedings, even if interpretive by nature, that may give rise to any costs or risks of any type whatsoever for either or both of the Companies.

      4.1.28 Notify the CONTRACTING PARTIES of the Municipal Registration Number(s) of the establishment(s) responsible for rendering the respective services through presentation of copies of the Registration Cards for the Municipality in which the Service Tax (ISS) is payable.

      4.1.29 Issue a declaration of payment of the Service Tax (ISS) with the following information: municipal payment slip numbers; amounts; ISS bracket due on each invoice, and the ISS Municipal Law and Article applicable thereto.

      4.1.30 Each month, present the CONTRACTING PARTIES with the documentary proof of payment of the Service Tax (ISS) (copy of the municipal payment slip or document) identifying the Invoices (Notas Fiscais) addressed to the CONTRACTING PARTIES and constituting the full amount paid in.

                  4.1.30.1 Total or partial non-compliance with the obligations listed above and/or any lack of regularity in the above-mentioned documents, in addition to noting any flaw in compliance with the legal and contractual obligations of the CONTRACTED PARTY in terms of the Municipal, State and/or Federal Tax Administrations may result in the rescission of the AGREEMENT pursuant to the provision in line "D" of Item 15.2.

      4.1.31 Accept liability either directly or through redress, solely and exclusively for all losses, damages, compensation, indemnity, fines, Court and administrative decisions and any other expenses incurred as a result of any actions and/or omissions on the part of its employees, agents, representatives, outsourced workers, contracted and/or third parties through the performance of the services covered by this AGREEMENT, caused to the CONTRACTING PARTIES as well as to third parties, up to the financial ceiling discussed and agreed previously among the Parties as stipulated in Item
                  4.1.4 above the respective Sub-Items thereof.

      4.1.32. Store in safekeeping and protect all documents, materials and equipment delivered by the CONTRACTING PARTIES, in addition to those owned by the CONTRACTED PARTY with the trademarks, brand names and / or logos of the CONTRACTING PARTIES, under the strictest control, reliability and security scheme, which should be used solely and exclusively in strict compliance with the Clauses and conditions stipulated in this AGREEMENT. The CONTRACTED PARTY should deploy the same efforts to safeguard and ensure the security of the materials and equipment of the CONTRACTING PARTIES that would be expected for its own property, returning them whenever requested to do so by either or both of the CONTRACTING PARTIES.

                  4.1.32.1 On termination of this AGREEMENT for any reason whatsoever, the CONTRACTED PARTY should: (i) return the materials and equipment owned by the CONTRACTING PARTIES; (ii) destroy the trademarks, brand names and / or logos of the CONTRACTING PARTIES affixed to the equipment and materials used or made available to the CONTRACTED PARTY as a tool for rendering the services covered by this AGREEMENT.

                  4.1.32.2 Non-compliance with the obligations stipulated in Sub-Item 4.1.32.1 will result in the allocation of liability for losses and damages caused to the CONTRACTING PARTY and / or third parties, in addition to the penalties stipulated in this AGREEMENT, with its legal representatives being held liable before the Civil and Criminal Courts for the actions and / or omissions assigned thereto up to the limit of the percentage amount previously discussed and agreed among the Parties, with regard to the civil liability, and as stipulated in Item 4.1.4 above and the respective Sub-Items thereof.

      4.1.33 Facilitate the actions of the CONTRACTING PARTIES for overseeing, inspecting and auditing all phases of the services that have been or may be requested to the CONTRACTED PARTY.

      4.1.34 By the 5th (fifth) business day of each month, supply the CONTRACTING PARTIES with Management and Supervision Reports as specified in each Chart, not excluding the technological possibility of supplying such Reports at any time within no more than 24 (twenty four) hours of receipt of a written request from either or both of the CONTRACTING PARTIES for additional information and data that may be requested on the services performed.

      4.1.35 Properly protect the assets of the CONTRACTING PARTIES, striving to conserve its facilities, equipment, furniture and fittings when the AGREEMENT requires the services to be rendered on the premises of the CONTRACTING PARTIES, keeping the place where the services are rendered in flawless conditions of conservation and cleanliness during the rendering of such services and at the end of the performance thereof.

      4.1.36 Be held solely and exclusively liable either directly or through redress for the use of inventions, trademarks, brand names, patents, literary works, drawings or equivalent during the rendering of the services, when protected by current Law, paying the necessary fees for the copyright, author's rights and / or intellectual rights of third parties, as well as the fees owed to the Brazilian Copyright Association (ECAD) or other competent authorities, under penalty of being held fully liable for losses and damages of any type whatsoever caused thereby to the CONTRACTING PARTIES and / or third parties up to the limit previously discussed and agreed among the Parties and as

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                  stipulated in Item 4.1.4 above and the respective Sub-Items thereof. The CONTRACTED PARTY will not be held liable for damages caused through the use of any intellectual property assigned by the CONTRACTING PARTIES in an irregular manner, without the prior acquiescence of the holder of the respective right.

      4.1.37 Keep its registration data up to date with the CONTRACTING PARTIES, advising them of all and any alterations that may occur, particularly banking data, always providing such information in writing through a document signed by the duly-accredited legal representative of the CONTRACTED PARTY.

      4.1.38 Perform the services contracted without adversely affecting the characteristics and the flawless functioning of the existing systems and infrastructure, such as telecommunications, information technology and the electrical and hydraulic networks, without harming the environment or damaging the facilities of the CONTRACTING PARTIES.

      4.1.39 Comply strictly with the deadlines for rendering the contracted services, assuming liability for all losses and damages that the CONTRACTING PARTIES may incur directly or indirectly, due to any delays in rendering the services at the sole fault of the CONTRACTED PARTY. The liability of the CONTRACTED PARTY will be limited to the percentage amount stipulated in Item 4.1.4 above and the respective Sub-Items thereof, including direct and indirect damages that may be caused to the CONTRACTING PARTIES or third parties involved or not with the services rendered under this CONTRACT.

      4.1.40 At its sole expense, re-do either fully or partially all services that the CONTRACTING PARTIES deem to be flawed or not in compliance with the data and instructions provided in advance, and naturally provided that: (i) the indicated irregularities are proven; and (ii) the CONTRACTED PARTY is guaranteed the right of defense through appeals that may be lodged within 10 (ten) business days as from receipt of the complaints forwarded by the CONTRACTING PARTIES.

                  4.1.40.1 Any delay on the part of the CONTRACTED PARTY in rectifying the faults proven to have been caused by the services will endow the CONTRACTING PARTIES with the right to introduce the modifications deemed opportune thereby, charging the costs arising therefrom, if duly proven, through issuing an invoice for payment by the CONTRACTED PARTY within 72 (seventy two) hours.

CLAUSE FIVE: OBLIGATIONS OF THE CONTRACTING PARTIES

During the term of this AGREEMENT, and without adversely affecting their other obligations accepted under penalty of immediate rescission hereof, the CONTRACTING PARTIES agree to give preference to the CONTRACTED PARTY whenever contracting any of the services listed in Annex I hereof.

      5.1.2 The CONTRACTING PARTIES hereby agree to obtain quotes always from the CONTRACTED PARTY for the amounts related to all and any type of service rendered thereby that it may require, with the Parties agreeing on this respect with the matters stipulated in Sub-Item 5.1.2 below.

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      5.1.3       Should the CONTRACTING PARTIES decide to obtain more than one quote for the performance of a specific service covered by this AGREEMENT, and should they receive a quote from the CONTRACTED PARTY whose value is equivalent to the average market value and / or of the other Bids submitted by competitor enterprises, the CONTRACTING PARTIES should mandatorily decide to perform the respective services through the CONTRACTED PARTY. However, this assumes that the CONTRACTED PARTY guarantees that the services will be rendered in compliance with all the quality requirements desired by the CONTRACTING PARTIES.

5.2 Should the services covered by this AGREEMENT be reconfigured at the request of the CONTRACTING PARTIES, requiring the allocation of operations to other physical areas or substantial alterations to the configurations originally contracted for the services, the respective costs thereof will be borne by the CONTRACTING PARTIES.

CLAUSE SIX: SITES WHERE THE SERVICES WILL BE RENDERED

6.1 The CONTRACTED PARTY hereby agrees to render the services covered by this AGREEMENT at the sites defined by the Parties, which should be indicated in the Service Orders to be issued by the CONTRACTING PARTIES.

CLAUSE SEVEN: EXPANSION AND REDUCTION

7.1 The services to be requested by the CONTRACTING PARTIES from the CONTRACTED PARTY may be increased or reduced, due to contextual, economic, financial or performance factors.

      7.1.1 In case of any expansion, the CONTRACTING PARTIES will accept responsibility for paying the respective financial increase that will always be calculated in compliance with the matters covered or that may be covered by Annex I hereof, as agreed by the Parties.

      7.1.2 In compliance with the indexes listed in Annex I hereof, the Parties hereby agree that the CONTRACTING PARTIES may reduce one or all of the services requested by the CONTRACTED PARTY.

      7.1.3       Should the annualized sum of the reductions mentioned in Item
                  7.1.2 not result in a loss of more than 10 (ten) percentage points of the annual revenues of the CONTRACTED PARTY brought in through performing the services covered by this AGREEMENT, the fine stipulated in Annex I hereof will not be applied.

CLAUSE EIGHT: PRICES

8.1 The amount estimated as due each year throughout the duration of this AGREEMENT is R$ 550,000,000.00 (five hundred and fifty million Reais). This amount is merely an estimate, with the CONTRACTED PARTY consequently not having any acquired right thereto, which is why nothing will be owed as reimbursement should the Service Orders issued by the CONTRACTING PARTIES fail to reach the total estimated amount.

8.2 In order to render the services contracted hereby, the CONTRACTING PARTIES will pay the CONTRACTED PARTY the amounts calculated as due on a monthly basis, based on the

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      Service Orders issued or to be issued in future, in addition to the prices listed in the Charts constituting Annex I hereof. The payments will always be made by the CONTRACTING PARTIES within 15 (fifteen) days after the end of the calculation period stipulated for each service that may be rendered by the CONTRACTED PARTY, with the CONTRACTED PARTY necessarily forwarding to the CONTRACTING PARTIES, on this matter, the respective collection document or documents up to 10 (ten) days prior to the respective due date or dates thereof.

8.3 Any services not covered in this AGREEMENT that may be requested by either or both of the CONTRACTING PARTIES will be subject to prior adjustment as stipulated in Annex I -- "Description and General Conditions of the Services Rendered", which should be signed by the duly-accredited legal representatives of the Parties involved. Once signed by the Parties, the respective inclusions or modifications will be included in Annex I that constitutes an integral and inseparable part of this CONTRACT.

8.4 Should calls overflow from one site to another, the billings for the corresponding services will be calculated on the basis of the site at which the services are rendered, with the place of origin of the call not being taken under consideration.

8.5 The prices stipulated in this AGREEMENT do not include the costs of Telecommunications and Mail services, which is why such facilities should be made available by the CONTRACTING PARTIES for rendering the services covered by this AGREEMENT, at no cost to the CONTRACTED PARTY.

8.6 The prices stipulated in the Charts constituting Annex I hereof should be restated on an annual basis, although in May and based on 95% (ninety five per cent) of the IGP-DI Index disclosed by the Getulio Vargas Foundation for the respective period.

      8.6.1 Any new service that may be included under this AGREEMENT that has not been rendered for 1 (one) year by the month of May subsequent to the contracting thereof, will be restated only in May the following year during the subsequent annual price restatement, after the service has been rendered for 1 (one) year, with the Parties hereby agreeing to apply the restatement indicator defined in Item 8.6 above on a pro rata diem basis, calculated from the starting date of the service in question.

CLAUSE NINE: BILLING AND PAYMENT

9.1 The billing for the services rendered should be undertaken by the CONTRACTED PARTY through forwarding the respective invoices to the CONTRACTING PARTIES. As agreed among the Parties, the invoices should always be accompanied by Reports describing the services rendered. The CONTRACTING PARTIES do not accept liability under any circumstances whatsoever for the payment of any services requested through means other than those defined in the body of this document.

9.2 The collection documents should be issued and delivered against signed receipt by the CONTRACTED PARTY at the fiscal offices of the CONTRACTING PARTIES and / or their respective branches up to 10 (ten) days prior to the respective due date or dates thereof, under penalty of the CONTRACTING PARTIES delaying payment of the invoices forwarded thereto, should this not occur, by the same number of days in which the delivery thereof is delayed by the CONTRACTED PARTY.

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9.3   The invoices should be forwarded by the CONTRACTED PARTY to the addresses stipulated in the respective Service Orders.

9.4 The CONTRACTING PARTIES may query any invoice and / or collection document either fully or partially, that may be presented by the CONTRACTED PARTY. All and any queries should be presented within 10 (ten) days of receipt of the Invoice (Nota Fiscal) and / or the respective collection document, with the CONTRACTING PARTIES necessarily doing so through formal correspondence presenting the reasons why they wish to query the Invoice (Nota Fiscal) and / or the respective collection document.

      9.4.1 The Parties hereby agree that, regardless of the reason why the CONTRACTING PARTIES may decide to query either fully or partially any Invoice (Nota Fiscal) and / or collection document forwarded thereto by the CONTRACTED PARTY, the respective amounts should be paid normally.

      9.4.2 On the other hand, should the CONTRACTED PARTY not agree with the reasons prompting the query by the CONTRACTING PARTIES, the matter should be settled by the Financial Directors or Chief Financial Officers of the CONTRACTING PARTIES and the CONTRACTED PARTY at a meeting to be held within 10 (ten) days as from receipt of the formal correspondence to be forwarded by the CONTRACTED PARTY.

      9.4.3 Should the Parties agree that the CONTRACTING PARTIES are correct in terms of the query submitted, the CONTRACTED PARTY should consequently reimburse the CONTRACTING PARTIES through direct payment within 72 (seventy two) hours.

      9.4.4 Should the Parties fail to reach a friendly solution through the good offices of their Financial Directors or Chief Financial Officers, they may turn to arbitration in order to settle the respective dispute, as stipulated in Clause Twenty Five of this CONTRACT.

9.5 The payments owed by the CONTRACTING PARTIES should be settled through depositing the respective amount in the current accounts indicated by the CONTRACTED PARTY on the respective invoices.

9.6 The CONTRACTED PARTY is responsible for settling with the Municipal, State and Federal Civil Service Departments all social security, fiscal, labor, welfare and commercial taxes, dues and levies applicable to the purpose of the AGREEMENT, in addition to undertaking the respective payment thereof and noting the information required by Brazilian Law and the CONTRACTING PARTIES on the Invoices (Notas Fiscais) issued thereby.

9.7 The CONTRACTING PARTIES should always make payment to the CONTRACTED PARTY within the 15 (fifteen) day period following the end of the calculation period established for each service that may be rendered by the CONTRACTED PARTY, with the CONTRACTED PARTY forwarding the collection document or documents for this purpose to the CONTRACTING PARTIES up to 10 (ten) days prior to the respective due date or dates thereof, as stipulated in itens
      8.2 and 9.2 above.

      9.7.1 Should the CONTRACTED PARTY formally express interest in postponing receipt of its monthly invoices, so that the payment covered in Item 9.7 above is undertaken on annual bases and provided that such request for this alteration is mandatorily valid for at least 3 (three) years, it is hereby agreed among the parties

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                  that the amount corresponding to each payment should be
                  restated by the IGP-DI Index issued by the Getulio Vargas Foundation.

9.8 Releases and / or approvals of the collection documents will be undertaken only against documentary proof provided by the CONTRACTED PARTY, if and when requested by the CONTRACTING PARTIES, of the payment of any taxes or social security levies that may fall due on the contracted services.

CLAUSE TEN: PENALTIES

10.1 Any delay or fault in compliance with the obligations assigned to the CONTRACTED PARTY, and provided that that such events are proven, will result in the fines being imposed as stipulated in Annex I hereof, as well as the related compensation, up to the ceiling stipulated in Item 4.1.4 and the respective Sub-Items thereof.

10.2 The CONTRACTED PARTY acknowledges that it should comply with the Service Targets established by the CONTRACTING PARTIES, being held liable for any possible future fines that may be imposed, should the reason for such failure to meet the target be the sole and exclusive responsibility thereof, as well as for any indemnities and penalties applicable thereto up to the amount agreed previously among the Parties as stipulated by Item
      4.1.4 above and the respective Sub-Items thereof.

10.3 Should any delay occur in the settlement of the payments for which the CONTRACTING PARTIES are liable, the amounts due will be restated monetarily on the basis of the variation in the General Price Index - Domestic Availability (IGP-DI) issued by the Getulio Vargas Foundation, or the official index that may replace it, with the above-mentioned restatement being calculated on a pro rata diem basis from the due date through to the effective payment date thereof, in addition to late payment interest of 1% (one per cent) per month and a fine of 2% (two per cent) on the amount in arrears.

CLAUSE ELEVEN: GUARANTEE

11.1 The CONTRACTED PARTY will guarantee the quality of the services to be requested by the CONTRACTING PARTY as stipulated in the Performance Ratings (SLAs) to be signed by the Parties.

11.2 Throughout the period during which the services are rendered under this AGREEMENT, the CONTRACTED PARTY will undertake any repairs that may be required in order to maintain the characteristics specified herein at no cost to the CONTRACTING PARTIES, should it be held liable for such matters.

11.3 The services covered by this AGREEMENT will be provided with guaranteed quality, in compliance with the requirements and specifications established through the AGREEMENT, with no need for systematic inspection and control of the services by the CONTRACTING PARTIES.

11.4 The CONTRACTED PARTY hereby agrees to allow free access for the technical staff of the CONTRACTING PARTIES or the agents and representatives appointed thereby, allowing them to remain on the premises and monitor the services related to the purpose of this AGREEMENT, without introducing any obstacles unless formally proven by the Parties that such inspections will adversely affect the normal progress of the services in question.

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CLAUSE TWELVE: NON-DISCLOSURE

12.1 This AGREEMENT and the Clauses, conditions, terms and Annexes hereof, in addition to the technical, economic and financial information exchanged and generated between the CONTRACTING PARTIES and the CONTRACTED PARTY will be treated as confidential data disclosed for the sole purpose of allowing the performance and implementation of the services that may be requested under this AGREEMENT.

12.2 This AGREEMENT, as well as the Clauses, conditions, terms and Annexes hereof, and the technical, economic and financial information exchanged and generated among the Parties should be kept highly confidential, with the Parties consequently not being empowered to exploit, publicize or in any other manner whatsoever provide third parties that have no connections whatsoever with this AGREEMENT with knowledge of any of the confidential information disclosed thereto, either fully or partially.

      12.2.1 Each Party may disclose such confidential information only with the prior express consent of the other Parties, except in the cases covered in Items 12.5 and 12.6 below, whereby each Party will be released from the obligation to obtain the prior express consent of the others.

12.3 The Parties hereby agree that all and any technical data, economic and financial information and the specific expertise that they may have disclosed to each other either directly or indirectly prior to the performance date of this AGREEMENT, even if occurring under the aegis of a non-disclosure agreement, or in any other manner whatsoever, will be subject to the safeguards stipulated below for matters considered and defined as constituting exclusive or confidential information.

      12.3.1 For the purposes of this AGREEMENT, "Confidential Information" will be taken as meaning the items listed below, regardless of the manner of communication that gave rise to them, it is stressed.

                  A. Patents and know-how held directly by the Parties or through one or more licenses granted by the National Industrial Property Institute (INPI) or any other international entity qualified to do so;

                  B. All and any technical data, information and expertise that the Parties may legally own on the performance date of this AGREEMENT or at any time thereafter related to or arising from the implementation of the services;

                  C. All and any commercial secrets, industrial secrets, trade secrets and confidential information that the Parties signing this document may currently have or have in the future;

                  D. All and any drawings, specifications, materials listings, training and operations manuals, documentary or electronic materials, technical data, information and knowledge included or related to any equipment designed and manufactured by or on behalf of the Parties;

                  E. Any technical data, information and expertise of the Parties obtained at any time after the performance date of this AGREEMENT, whether verbal,

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
                        documentary or electronic, patented or not, or with copyright registered by the Parties and whether or not developed by the Parties or obtained thereby from third parties.

      12.3.2 For this purposes of this AGREEMENT, information covered by the following hypotheses will not be deemed confidential:

                  A. Information that, on disclosure, was already fully or partially within the public domain, or that, after having been disclosed under the aegis of this AGREEMENT, moved into the public domain through either a publication, disclosure or some other authorized source, and provided that such fact occurred due to the fault or malice of the Party receiving the information;

                  B. Information already known to the recipient Party, provided that it can prove through written or magnetic matter that it already had access to the information entrusted thereto by the disclosing Party before receiving it, and that such information was not obtained directly or indirectly from the disclosing Party;

                  C. Information demonstrated by the recipient Party as having been received from a third party free from any constraints regarding the disclosure and use thereof, and was not obtained directly or indirectly from the disclosing Party;

                  D. Information that must be disclosed to third parties under a Court Order, Law, Decree Law, Decree, Edict or any other act issued by a Government Authority; in this case the Party receiving the information should promptly and immediately notify the other Party of the reason why it is being compelled to disclose the confidential information, unless forbidden to do so by a Court Order, Law, Decree Law, Decree, Edict or any other act emanating from a Government Authority, in order to allow the other Party to apply for an injunction protecting it against the need to disclose such information or possibly waive either totally or partially the right to confidentiality arising from this AGREEMENT.

12.4 The Parties will not be exempt from the obligation to keep confidential and not disclose specific confidential information received as a result of the signature of this AGREEMENT, based merely on the assumption that this is covered in the general conditions stipulated in Items "a", "b" or "c" of the previous Item.

12.5 The Parties may disclose confidential information to their officers, directors, employees, guarantor institutions, financial institutions, banks (including the financial agent) and the regulatory agencies whenever required for the performance of the services covered by this AGREEMENT, in order to comply with some legal requirements or with the specific purpose of obtaining financing and / or undertaking financial transactions in order to bring in funds.

12.6 The Parties may disclose information that they become aware of through this AGREEMENT to their affiliate companies that, for the purposes of this AGREEMENT, are deemed to be those that are the direct or indirect subsidiaries thereof, or that on the other hand are the direct or indirect subsidiaries of a company that is direct or indirect parent company thereof. For the purposes of this AGREEMENT, the Parties hereby agree that the words "subsidiary" or "control" expresses the status of a company holding at least 51% (fifty one per cent) of the equity capital of a limited liability company or 51% (fifty one per cent) of the voting shares of a stock-issuing business corporation. On the other hand, the above-mentioned affiliate enterprises also agree to keep all information confidential of which they may become aware.

12.7 The confidential information disclosed under the aegis of this AGREEMENT will be the property of the Parties, as applicable, being empowered to request the recipient Party to return such information, should they wish to do so and as applicable, through forwarding a written notification. The recipient Party will have 30 (thirty) days as from receipt of the above-mentioned notification to return the original document, tapes and other means of transmitting data and information that may have been supplied thereto by the disclosing Party, and should also destroy all copies (print-outs, electronic or magnetic) during this period that may have been produced and that are the property thereof, or the persons to whom such confidential information was disclosed.

CLAUSE THIRTEEN: NON-EXISTENCE OF EMPLOYMENT LINKS

13.1 Rendered with the zeal, efficiency, promptness and ethics required in each case, the services contracted hereby will be provided with technical independence, and with no relationship of exclusivity and hierarchical subordination, with it being hereby established that, as corporate legal entities established under Brazilian Private Law that are completely autonomous and independent among themselves, this AGREEMENT does not establish and / or constitute any type of employment link with any other Party among the professionals assigned by the CONTRACTED PARTY and the CONTRACTING PARTIES to perform the services covered by this agreement, with each of them remaining fully liable for payment of all labor and social security levies, as well as the Employee Severance Indemnity Fund
      (FGTS) payments for their own staff, among others.

13.2 This document does not endow the Parties with any powers to act independently on behalf of any other, whether related or not to the services rendered, with no Party being empowered to accept any obligations on behalf of any other unless expressly authorized to do so.

13.3 This AGREEMENT does not establish or constitute any type of partnership, company, agency, association, consortium or joint venture among the Parties.

CLAUSE FOURTEEN: DURATION OF AGREEMENT AND WITHDRAWAL

14.1 This AGREEMENT will enter into effect on the signature date thereof and will remain in effect for periods varying from 5 (five) to 6 (six) years, depending on the services rendered. The periods during which the services will be rendered by the CONTRACTED PARTY are listed for each service in Annex I hereto, which will be automatically renewed for 5 (five) years at the end of the respective periods, in compliance with the provisions in
      Item 14.1.1.

      14.1.1 Should any of the Parties decide not to renew one or more of the services rendered under this AGREEMENT, the Party in question should notify the other Party in writing with advance notice of 180 (one hundred and eighty) days.

14.2 All the Clauses and Items in this document remain unchanged in terms of the automatic extension mentioned above, unless the Parties specifically decide otherwise on one or more Clauses or Items and provided that any alterations that may be undertaken are covered by Deeds of Amendments duly signed by the signatories of this document or by the accredited legal representatives of both companies.

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CLAUSE FIFTEEN: RESCISSION

15.1 This AGREEMENT may be rescinded by any of the Parties through forwarding prior notice of 180 (one hundred and eighty) days as from the 5th (fifth) year of this document.

15.2. The AGREEMENT may be rescinded at any time with no need for prior notice from any of the Parties in the following hypotheses:

      A. Acts practiced by the Parties that, at the discretion of the adversely affected Party, result in the denigration of its good business name or a proven reduction in the quality levels of the services rendered;

      B. Halt in the services without due cause and / or prior notification forwarded to the CONTRACTING PARTIES;

      C. Repeated faults in the performance of the services contracted or compliance with the obligations required through this document;

      D. Failure to prove compliance with social security, labor, tax or fiscal obligations;

      E. Suspension by the competent authorities of the services rendered under this AGREEMENT due to a breach of the legal provisions in effect;

      F. Decree of bankruptcy, filing under Chapter 11, entry into receivership and dissolution of any of the Parties;

      G. Alteration to the Articles of Incorporation, By-Laws, purpose and / or structure of the CONTRACTED PARTY such as a merger, split or take-over resulting in the divestment of the control thereof to a company in the same field of economic activity as the CONTRACTING PARTIES or that adversely affects the proper performance of the AGREEMENT;

      H. Occurrence of Act of God or force majeure, duly proven and preventing compliance with the AGREEMENT; when only partial compliance with the AGREEMENT is possible, the CONTRACTING PARTIES and the CONTRACTED PARTY may decide between partial compliance and rescission of the AGREEMENT.

15.3 In case of rescission of this AGREEMENT due to any of the hypotheses listed above in Item 15.2, other than the occurrence covered in Sub-Item H of the above-mentioned Item 15.2, the Party giving rise to the rescission will pay the injured Party a non-compensatory rescissory fine in an amount equivalent to 10% (ten per cent) of the amount estimated as due each year under this AGREEMENT, pursuant to the provisions in Item 8.1, without adversely affecting the losses and damages that may eventually be due thereby. This fine will not be imposed when applicable to payments in arrears, in which case the specific penalties stipulated in this document will be applied, as agreed among the Parties.

CLAUSE SIXTEEN: SUBCONTRACTING, ASSIGNMENT OR TRANSFER

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16.1  The CONTRACTED PARTY may not sub-contract, assign or transfer the obligations assigned thereto under this AGREEMENT to third parties without prior written authorization from the duly-accredited legal representatives of the CONTRACTING PARTIES.

16.2 Authorization for total or partial sub-contracting will not exempt the CONTRACTED PARTY from full liability for compliance with all the terms and conditions of this AGREEMENT, especially compliance with the schedule and labor, social security, tax and fiscal obligations as stipulated in Item
      3.1.5 of Clause Three hereof.

16.3 The authorization to sub-contract may be revoked by the CONTRACTING PARTIES at any time with 30 (thirty) days advance notice, without such revocation endowing the CONTRACTED PARTY with the right to reimbursement for any damages or the extension of the date stipulated for the full performance of the purpose of the AGREEMENT.

16.4 All the Clauses of AGREEMENT will be automatically applicable to any sub-contracting agreement that may be signed by the CONTRACTED PARTY, which will remain directly and solely liable to the CONTRACTING PARTIES for strict compliance with the legal and contractual obligations of such sub-contractor.

CLAUSE SEVENTEEN: ALTERATION TO THE CONTRACT

17.1 Any alterations to the contractual obligations will be valid only through signature of Deeds of Amendments signed by the duly-accredited legal representatives of the Parties.

CLAUSE EIGHTEEN: FORCE MAJEURE

18.1 Acts of God or force majeure will constitute exclusionary factors for liability as stipulated in Article 393 of the Brazilian Civil Law Code.

18.2 The Party or Parties adversely affected by Act of God or force majeure should notify the other immediately and in writing of the extent of the matter and the estimated period during which it (they) will be prevented from complying with its (their) obligations arising from the AGREEMENT or the length of time during which it (they) will be obliged to delay such compliance, being bound to notify the other Party when the effects thereof cease.

18.3 Should the occurrence of Act of God or force majeure adversely affect the performance of the obligations arising from the AGREEMENT by one of the Parties only partially, the adversely affected Party should comply with the obligations not affected by the occurrence of the Act of God or force majeure, provided that the other Party or Parties still wish to continue the AGREEMENT.

18.4 Any interruptions in the services caused by force majeure or Act of God will result in new contractual conditions and periods being established as agreed between the Parties, when the effects thereof cease, established through a Deed of Amendment and provided that the continuation of the services rendered is in the interests of all the Parties.

CLAUSE NINETEEN: SOCIAL ACCOUNTABILITY AND THE ENVIRONMENT

19.1 The Parties hereby agree not to employ any type of child labor and to do their utmost to avoid contracting and / or ordering products or services from individuals or corporate legal entities that directly or indirectly exploit child labor at any place.

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19.2  The Parties hereby agree to adopt proper measures to prevent combat and reduce the significant environmental impacts of the activities undertaken through this AGREEMENT.

CLAUSE TWENTY: COMMITMENT TO HEIGHTEN AWARENESS

20.1 During the term of this AGREEMENT, the CONTRACTED PARTY should adopt an ethical stance with regard to both the CONTRACTING PARTIES, agreeing to respect and obey the behavioral Rules and Guidelines in the Procurement Process, whose contents are available on the official Telemar website: www.telemar.com.br.

20.2 The CONTRACTED PARTY should be cognizant and in agreement with the Deed of Non-Disclosure drawn up by the TELEMAR Procurement Department, notwithstanding the fact that this AGREEMENT also involves OI, and that is available on the official Telemar website: www.telemar.com.br.

20.3 In case of non-compliance by the CONTRACTED PARTY with the previous items, the CONTRACTING PARTY will have the right to rescind this AGREEMENT, imposing the penalty stipulated therein up to the financial ceiling previously discussed among the Parties and stipulated in Item 4.1.4 and the respective Sub-Items thereof.

CLAUSE TWENTY ONE: ANATEL TARGETS

21.1 The CONTRACTED PARTY agrees to undertake all actions required for full compliance with the Service Targets established by ANATEL for the CONTRACTING PARTIES and listed in the performance parameters given in Annex I hereof, in order to ensure the complete performance of the services constituting the purpose of this document.

21.2 The CONTRACTING PARTIES will supply the CONTRACTED PARTY with all the specifications stipulated by ANATEL for each service site.

21.3 The CONTRACTED PARTY should comply with the Service Targets established by ANATEL for the CONTRACTING PARTIES, being jointly liable for any fines imposed by this Regulator up to the ceiling discussed previously among the Parties and described in Item 4.1.4 and respective Sub-Items thereof, should the origin of such non-compliance with the target be the responsibility of the CONTRACTED PARTY.

21.4 The CONTRACTING PARTIES will notify the CONTRACTED PARTY of the "Official ANATEL Metering Calendar" at the appropriate times, and should they fail to do so, the CONTRACTED PARTY will not be obliged to comply with any of the items stipulated in this Clause.

CLAUSE TWENTY TWO: APPLICABLE LAW

22.1 The CONTRACTING PARTIES and the CONTRACTED PARTY hereby agree that this AGREEMENT, the documents appended hereto and any possible disputes arising from the relationship between the Parties should be construed and settled respectively in compliance with (i) Brazilian Law; (ii) the rules in this AGREEMENT and the documents supporting it; and (iii) based on good rules of hermeneutics and interpretation of the Law.

CLAUSE TWENTY THREE: GENERAL PROVISIONS

23.1 The CONTRACTED PARTY is forbidden to make use of the trademarks, brand names and logos of the CONTRACTING PARTIES without the prior, written consent thereof, in addition to any commercial exploitation AGREEMENT of the fact that it is rendering services to these Companies.

23.2 The periods stipulated in the AGREEMENT and the Annexes hereof will be calculated in consecutive days, excluding the starting date and including the final date thereof.

23.3 Should the CONTRACTED PARTY prove that any delay in compliance with this obligations is due to delay on the part of the CONTRACTING PARTIES, the CONTRACTED PARTY will be granted an extension of no more than the period equal to the delay caused by the CONTRACTING PARTIES, for the periods covering the activities that depend directly on the activity giving rise to such delay. The occurrence of any possible delay in a specific obligation may not be claimed by the CONTRACTED PARTY as justification for late performance of obligations that are completely unconnected to the obligation in arrears.

23.4 Any early compliance by one of the Parties will not oblige any other Party to perform its obligations prior to the date stipulated in this AGREEMENT and Annex I hereof.

23.5 Should any Clause, Deed or Provision in this AGREEMENT be declared null or non-enforceable, such nullity or non-enforceability will not adversely affect any other Clauses, Terms of Provisions herein, which will remain fully effective and with all legal effects arising therefrom.

23.6 For all issues related to the AGREEMENT, the CONTRACTING PARTIES and the CONTRACTED PARTY will act as independent Parties. None of the Parties may declare that it has any authority to accept or establish any specific or implicit obligation on behalf of any other Party, nor to represent any other Party as an Agent or Representative, or in any other function whatsoever. It is hereby established that the CONTRACTING PARTIES have no liability for any debts and obligations contracted by the CONTRACTED PARTY, with the latter or third parties not being empowered to make use of this AGREEMENT or any other reason to claim compensation or reimbursements, just as the CONTRACTED PARTY has no liability for any debts or obligations contracted by the CONTRACTING PARTIES. However, the Parties will be liable up to the limits established in this AGREEMENT for debts among themselves.

23.7 No condition in this AGREEMENT should be understood as a means of establishing a company, joint venture, partnership or commercial representation among the Parties, nor any employment link among the professionals, agents, representatives, outsourced workers and / or sub-contractors of a CONTRACTED PARTY and the CONTRACTING PARTIES, with each being solely, exclusive and wholly responsible for their own actions and obligations.

23.8 It is specifically and irrevocably stipulated that any tolerance with regard to any late performance or non-compliance with the obligations by any other Parties, or should the Parties not exercise any rights guaranteed under this AGREEMENT or the Law in general, this will not constitute any contractual novation or waiver of any of these rights, with the Parties being empowered to exercise them at any time.

23.9 The Clauses in this AGREEMENT that are permanent by nature, particularly but not limited to those covering third party liabilities, labor, tax, social security and fiscal matters, in addition to intellectual property rights, copyright, confidentiality and non-disclosure, among others will remain valid even after the rescission of this AGREEMENT.

23.10 Should any of the Parties be sued through the Civil, Fiscal or Labor Courts, either jointly or on a subsidiary basis due to facts or acts proven to be the responsibility of another Party or Parties, they are hereby authorized to claim reimbursement of amounts improperly expended, naturally provided that they provide full and clear documentary proof of such facts.

23.11 In addition to the Parties, this AGREEMENT is binding on the successors thereto, regardless of the type of succession, for the rights and obligations accepted hereby.

23.12 Under penalty of law, the Parties hereby declare that their undersigned duly-accredited legal representatives are properly appointed as stipulated in their respective Articles of Incorporation and By-Laws, empowered to accept the obligations contracted hereby.

23.13 The Clauses of this AGREEMENT consolidate the full understanding of the Parties and prevail over any other understanding signed previously on the purpose contracted hereby.

CLAUSE TWENTY FOUR: OMISSIONS

24.1 The Parties hereby agree that with regard to any possible future omissions noted in this AGREEMENT, the following will be applied in systematic order: Brazilian Law, Usage and Customs. However, the Parties may discuss any possible future omissions, reaching a consensus on such matters. In this case, it will be necessary to sign a Deed of Amendment to the AGREEMENT covering the content of this decision on the problem in question.

CLAUSE TWENTY FIVE: ARBITRATION COURT

25.1 All disputes, disagreements or claims arising among the Parties related to the construal of the terms of this AGREEMENT and / or the performance or settlement of the obligation stipulated herein, and / or the breach of any terms and conditions hereof, including the failure to comply with any obligation stipulated herein by any of the Parties, as well as any failure to reach a friendly solution after any Invoice (Nota Fiscal) and / or collection document has been queried by the CONTRACTING PARTIES, should be definitively settled in compliance with the Regulations issued by the Reconciliation and Arbitration Chamber, Getulio Vargas Foundation ("Regulations").

25.2 The arbitration proceedings will be rules by these Regulations, with the Reconciliation and Arbitration Chamber, Getulio Vargas Foundation being in charge of the administration of the arbitration proceedings. Should these Regulations fail to cover any procedural aspects, the Parties hereby agree to apply on an ancillary basis and in this order, the Brazilian Procedural Laws stipulated in Law N Degrees 9,307/96 and the Brazilian Civil Procedural Law Code.

25.3 The Arbitration Court will consist of 3 (three) Arbitration Judges, one appointed by the CONTRACTED PARTY, another by the CONTRACTING PARTIES and the third Arbitration Judge who will serve as the Chair of the Arbitration Court, by the two Arbitration Judges appointed by the Parties. The selection of the third Arbitration Judge should take place within 10 (ten) days of the appointment of the second Arbitration Judge. Should one of the Parties fail to appoint an Arbitration Judge or should the appointed Arbitration Judges fail to reach agreement on the third Arbitration Judge, the President of the Reconciliation and Arbitration Chamber,

      Getulio Vargas Foundation will be responsible for the appointment thereof within a minimum period of 10 (ten) days as from the date on which such deadlock or omission is confirmed.

25.4 The Arbitration Proceedings will take place in the City of Rio de Janeiro, State of Rio de Janeiro, held in Portuguese.

25.5 The Arbitration Judges should hand down their decision on the basis of the applicable Brazilian Law, without applying the Principles of Equity.

25.6 The Parties hereby agree to do their utmost to reach a swift, thrifty and fair settlement to any disputes submitted to arbitration.

25.7 The Arbitration Report will be deemed final, definitive and binding on the Parties, which expressly any waive any type of appeal against the Arbitration Report.

25.8 The Parties may turn to the Courts only in the cases listed below, with such conduct not being deemed a waiver of arbitration as the only means of settling disputes selected by the Parties: (i) to ensure the institution or the Arbitration Proceedings; (ii) to apply for writs protecting their rights prior to the establishment of the Arbitration Court; and (iii) to execute any decision handed down by the Arbitration Court, excluding but not only the Arbitration Report. To do so, the Parties hereby elect the Law Courts of the Rio de Janeiro State Assizes as competent to hear and hand down decisions on these matters.

25.9 The payment of the arbitration costs will be allocated in compliance with the Regulations.

Being in full and fair agreement, the Parties sign this document in 2 (two) copies of identical content for one single purpose, in the presence of the undersigned Witnesses..

                       Rio de Janeiro, November 30, 2004.

                _________________________________________________
                                     TELEMAR

                _________________________________________________
                                       OI

                _________________________________________________
                                     CONTAX

Witnesses:

_________________________               _________________________
Name:                                   Name:
CPF/MF:                                 CPF/MF:

     ANNEX I -- DESCRIPTION AND GENERAL CONDITIONS OF THE SERVICES RENDERED

                                                                    Page
1 - BUSINESS SERVICES                                               A-2
2 - LABOR FORCE SERVICES FOR THE MAINTENANCE AND
OPERATIONS AREAS OF TELECOM, SCREENING
AND CUSTOMER SERVICE FACILITIES / TELEMAR STORES                    A-11
3 -- 102 -- INFORMATION                                             A-16
4 - 104 -- SERVICES (TELEMAR CUSTOMER SERVICES)                     A-28
5 - CREDIT RECOVERY UNIT - TELEMAR                                  A-42
6 - VELOX / DVI CUSTOMER SERVICES                                   A-51
7 - CORPORATE CUSTOMER SERVICEs                                     A-59
8 - TELEMAR RETENTION                                               A-67
9 - OI RETENTION                                                    A-83
10 - TELEMAR RETAIL TELEMARKETING                                   A-85
11 - TELEMAR BUSINESS TELEMARKETING                                 A-98
12 - OI TELEMARKETING                                               A-100
13 - OI CUSTOMER SERVICEs                                           A-105
14 - OI BUSINESS                                                    A-137
15 - VELOX THT RETENTION /BUSINESS                                  A-157
16 - OI COLLECTIONS                                                 A-165
17 - TELEMAR OTHER SERVICES                                         A-176
18 - OI OTHER SERVICES                                              A-185

1. Business Services

The annual estimated fee for this service is [*****]

1.1 Services Chart, Prices, General Characteristics, Performance Ratings (SLA).

BILLING: Full Attendance Position (PA)

OPERATING HOURS:

         Services                                    Operating Hours
-------------------------------------       ------------------------------------
Level 1 Customer Service                    24h X seven days x  week

Relationship and Quality Center (CRQ)       07:30h - 20h - Monday to Saturday

Business Solutions Center (CSE)             06:45h - 20:00h - Monday to Saturday

Hot line (6 hours)

Hot line (8 hours)                          07:30h - 20:00h - Monday to Saturday

Back Office                                 08:00h - 18:00h - Monday to Friday

Business Accounts Analysis (ACE)            07:30h - 20:00h - Monday to Saturday

PRICES BY FULL ATTENDANCE POSITION (PA):

                                                  R$                                   R$
                                                                            (after first three years of
          Services                   (first three years of contract)*               contract)**
--------------------------------     --------------------------------       ---------------------------
Level I Customer Service                        [*****]                              [*****]

Relationship and Quality Center                 [*****]                              [*****]
(CRQ) (6 hours)

Relationship and Quality Center                 [*****]                              [*****]
(CRQ) (7:12 hours)

Business Solutions Center (CSE)                 [*****]                              [*****]

Hot line (6 hours)                              [*****]                              [*****]

Hot line (8 hours)                              [*****]                              [*****]

Help Desk                                       [*****]                              [*****]

Business Accounts Analysis (ACE)                [*****]                              [*****]

* Prices with discount during the first 3 (three) years, due to the use of partially depreciated Call Center assets acquired from Telemar.

**These amounts will be subject to monetary restatement on an annual basis, pursuant to Clause 8.8 of this Agreement.

GENERAL CHARACTERISTICS:

1.1. Attendance Position (PA)

      1.1.1. The period for implementing the resized new services will depend on the technical resources required and the length of time needed to recruit and train the Human Resources, specifically for each service required by the CONTRACTING PARTY, which should be agreed among the Parties.

      1.1.2. For the current services, the implementation period of this resizing process should comply with the duration (in hours) of the Training Sessions stipulated for each contracted service.

      1.1.3. In view of the possibility of the CONTRACTED PARTY providing customer services through additional Attendance Positions (PAs), the Parties will agree on such increase, in addition to alterations to the price thereof, providing collateral covering the amounts due as payment thereon.

      1.1.4. In order to handle any possible future campaigns, whose dates should be notified by the CONTRACTING PARTY, the increase in the stipulated number of Attendance Positions (PAs) should always comply with the availability of the site(s) being requested by the CONTRACTED PARTY with advance notice of 3 (three) business days, for operations on Saturdays, Sundays and Holidays, and with advance notice of 15 (fifteen) days for operations on business days. It is hereby established that such periods may be altered through common agreement between the Parties.

      1.1.5. The period for contracting the Attendance Positions (PAs) that will be included in the services may not be less than 30 (thirty) days.

      1.1.6. Any reduction in the Attendance Positions (PAs) should be requested by the CONTRACTING PARTY with advance notice of 15 (fifteen) days and may not exceed the permitted reduction limit established for these services, with it being hereby agreed that the Parties may concur on a shorter period, should this be possible for the Customer Service.

      1.1.7. Should the reduction in the Attendance Positions (PAs) requested by the CONTRACTING PARTY result in a fraction, it is hereby agreed that this will correspond to the full unit higher than such fraction.

2. BILLING

2.1 Halts in the Operations

      2.1.1 In case of any events that may halt the operations, the causes thereof should be identified, in order to establish the appropriate responsibilities and liabilities, as follows:

      2.1.2 When the causes are related to personnel management and / or maintenance contracts covering the technological facilities, the liability will be assigned to the CONTRACTED PARTY, which should issue invoices in compliance with the operations effectively carried out.

      2.1.3 When the causes are related to the infrastructure and / or lack of investments in technology, the liability will be assigned to the CONTRACTING PARTY, which should remunerate the operation considered for billing purposes:

            a. Services contracted by the Attendance Position (PA): Billing at 100% (one hundred per cent) of the Attendance Positions (PAs) approved for the period;

      2.1.4. For other occurrences, such as partial interruptions, outside events, brief downtime or slowdowns in the system that may affect the performance of the operations and that were proven to have been caused for matters that are the sole responsibility of the CONTRACTING PARTY, it should remunerate the CONTRACTED PARTY, replacing the adversely affected period by a similar period calculated on the basis of the historical records for the 3 (three) previous months.

2.2 Loss of billing information

      2.2.1 In situations where there is a partial or total loss of billing information for a period, once all attempts have been exhausted to recover the data, the CONTRACTING PARTY should remunerate the CONTRACTED PARTY, replacing the adversely affected period by a similar period calculated on the basis of the historical records for the 3 (three) previous months.

2.3 The billing for the services contracted by the Attendance Position (PA) should be undertaken on the basis of the following conditions:

            a. On the 16th (sixteenth) day of the month, the CONTRACTED PARTY will calculate the average number of the Attendance Positions (PAs) logged on during peak periods (HMM) (average of the 1/2 hours) for the business days from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month, jointly with the CONTRACTING PARTY, based on the Reports agreed between the Parties, and duly documented.

2.3.1. The Attendance Positions (PAs) will be deemed active when occupied for at least four consecutive hours logged under any of the status situations listed below:

            a. In service (conversation, hold and / or post-service);

            b. Paused, provided that this does not exceed 25 minutes;

            c. Waiting to attend.

3. PERFORMANCE RATINGS (SLA)

3.1 SERVICE LEVEL I -- Calls Answered within 10s

          PRODUCTS                            TARGET             CHECKED
          --------                            ------             -------
Level 1 Customer Services                       95%               Daily
Relationship and Quality Center (CRQ)           95%               Daily
Business Solutions Center (CSE)                 95%               Daily
Hot Line                                        80%               Daily
Business Accounts Analysis (ACE)                95%               Daily

3.2 SERVICE LEVEL -- Calls Answered within 20s

PRODUCTS            TARGET          CHECKED
--------            ------          -------
Hot Line            80%               Daily

3.3 SERVICE LEVELS I & II - ANATEL Metering Day (DDX)

                  OPERATIONS INDICATORS                                     TARGET         CHECKED
                  ---------------------                                     ------         -------
IND.01     NS I -- % Calls Answered within 10" / Peak Periods (PMMs)          98%          1/2 hour
IND.02     NS II -- % Calls Answered within 35"                              100%          1/2 hour

4. HUMAN RESOURCES

4.1. Staff Selection

      4.1.1. The following Table presents the curricular requirements to be taken into consideration for the recruitment and selection of candidates for the Positions listed in this Table:

                                                                               Information
  Services           Position        Education             Experience           Technology
  --------           --------        ---------             ----------           ----------
                   Operator I      High School     Information; six months      Windows
                                    Diploma        Customer Services            environment
                                                   (desirable)

Services           Operator II     High School     6 months Operator I          Windows
                                     Diploma       (desirable)                  environment

                   Supervisor     Undergraduate    1 year  Supervisor
                                   (desirable)     Customer Services            Office
                                                   (desirable)

4.2. Training

      4.2.1. The CONTRACTED PARTY is responsible for training its staff in response and negotiation techniques, as well as transferring all the training supplied by the CONTRACTING PARTY.

      4.2.2. The CONTRACTING PARTY will be responsible for the Multiplicatory Agent Training Sessions required to render the services covered by this Annex, such as: training sessions focused on the legacy systems, products and services required to perform the operating activities, in addition to the costs of such training sessions, but with no responsibility for the infrastructure that will transfer these activities to the operators.

4.3. Initial Training

      4.3.1. The following Table presents the Modules constituting the Capacity-Building Program for new employees hired by the CONTRACTED PARTY. The Parties may update the content of these Programs at any time in order to adapt them to the requirements of the operations, provided that common agreement is reached thereon.

                                                 OPERATOR      QUALITY MONITOR      Supervisor
                                                 --------      ---------------      ----------
BEHAVIOR MODULE

Basic Customer Care Procedures.                      X                 X                 X

ORGANIZATION MODULE

Overview of Telecommunications,
Organizational / Institutional Aspects -             X                 X                 X
Telemar.

OPERATIONS MODULE

Legacy Systems, Scripts and Procedures.              X                 X                 X

MONITORING MODULE

Monitoring, Recording and Feedback                                     X
Procedures.

 ADMINISTRATION AND LEADERSHIP MODULE /
Staff and Team Management                                                                X

      4.3.2. The CONTRACTED PARTY should ensure that the operators begin work only after having completed the Initial Training Module, having obtained grades that comply with the pre-defined approval ratings.

4.4. Capacity-building

      4.4.1. The CONTRACTED PARTY should schedule the Capacity-Building Training Sessions on the bases of the following criteria:

BUSINESS GROUP          Monitoring                     20 min/month
                        Training                      360 min/month

      4.4.2. The CONTRACTED PARTY plan ahead and assign high priority to the Capacity-Building Training Sessions in order to restore satisfactory operator service standards, as described below:

         a. Operators scoring monitoring grades below 85 (eighty five);

         b. Operators with scores below the acceptable standard stipulated in the Quality Certification process (CEQUAL);

         c. Unsatisfactory results in the Customer Satisfaction Survey or Operator Performance Quality Monitoring services;

         d. Results rated as unsatisfactory by ANATEL in terms of Operator conduct;

         e. Alterations to processes, procedures, business rules and / or technology affecting the operator services.

      4.4.3. Any hypotheses not covered in this document and situations where the volume of Training Sessions required exceeds the implementation capacity thereof, will be agreed upon by the Parties.

      4.4.4. The duration of the Capacity-Building Training Sessions should comply with the Table in Item 4.4 of this Annex.

      4.4.5. For Capacity-Building purposes, the training times allocated to topics and priorities as defined by the Monitoring and Satisfaction Surveys Ratings will be taken under consideration, ensuring that the duration thereof is assigned to subjects ranked as high priority.

      4.4.6. The Parties should agree on the duration (in hours) of the Capacity-Building Training Sessions, required for special responses and new services.

      4.4.7. The CONTRACTED PARTY should schedule the Training Sessions in compliance with the operator workloads, so that the service standards are not adversely affected thereby, necessarily sized to the scale of the operator capacity-building and training schedules.

      4.4.8. The CONTRACTED PARTY should forward to the training and capacity-building schedule for each site to the CONTRACTING PARTY on a monthly basis, with information on the services covered by the Training Sessions, the number of operators to be trained, duration (in hours), and the location of the Training Sessions.

      4.4.9. The CONTRACTED PARTY should forward to the CONTRACTING PARTY a Monthly Training Control Report covering the last month and containing pertinent information, such as attendance and grades (where applicable).

4.5. Additional Training Sessions

      a. For Training Sessions not covered in Items 4.3 and 4.4, the CONTRACTING PARTY should draw up a training schedule for the Multiplicatory Agents, lasting no more than 10 (ten) days, to be delivered to the CONTRACTED PARTY with advance notice of 2 (two) days prior to the start of the Training Sessions. The CONTRACTED PARTY should ensure that its Multiplicatory Agents are available, provided that they are not involved in other Training Sessions.

      b. The CONTRACTED PARTY should draw up the Operator Training Program with the objective of implementing the effective rendering of the services within no more than 15 (fifteen) days, as from the end of the Multiplicatory Agent Training Sessions.

      c. Should the CONTRACTING PARTY request a Training Plan that requires overtime or unforeseen outlays, such outlays will be for the account thereof, with such amounts being estimated and agreed among the Parties prior to the start of the Training Sessions.

      d. Should the Operator Training Program exceed 10 (ten) days, the CONTRACTING PARTY should draw up a training schedule that does not adversely affect the Performance Ratings (SLA) of the operations.

5. DURATION

The services listed in this chart will be supplied for a period of 5 (five) years. On expiry of this period, the supply of the services will be automatically renewed for 5 (five) years, unless any of the Parties decide otherwise. Should any of the Parties decide not to extend the contract, it should notify the other with advance notice of 180 (one hundred and eighty) days, all as stipulated in Item 14.1 of the Services Agreement regulating the business relationship in question.

6. REDUCTION OF SERVICE

The Parties hereby agree that the CONTRACTING PARTIES may reduce one or all of the services constituting this product called "Business Services", rendered by the CONTRACTED PARTY, provided the respective impact thereof does not result in an annual reduction of more than [*****] of the revenues posted over the past 12 (twelve) months by the CONTRACTED PARTY for this product.

When such reduction exceeds [*****], the additional amount will be considered as partial rescission, being subject to a rescissory fine in such case equivalent to the amount corresponding to the amount by which the monthly revenues are reduced, multiplied by [*****]. This amount should be calculated without including the [*****] reduction permitted as described above, taking into consideration only the amount exceeding the reduction limit allowed for the CONTRACTING PARTY. The fine should be paid by the CONTRACTING PARTY reducing the services requested from the CONTRACTED PARTY, both adopting this stance and taking the proportional aspects of the revenues into consideration.

2. Jobs Performed by the Labor-Force for the Maintenance and Operations Areas of Telecom, Screening and Customer Service Facilities - Telemar Stores

The annual estimated fee for this service is [*****]

2.1 Services Chart, Prices, General Characteristics, Performance Ratings (SLA)

BILLING: Administration fee of [*****], on the costs of the services contracted

PRICES:  Administration fee of [*****], on the costs of the services contracted

                 Services                                        Operating Hours
                 --------                                        ---------------
Voice Screening -  Off-Site Facilities (Advance          07:00h - 22:00 h - Monday - Sunday
Screening / Conventional Screening / Re-testing)

Data Communications (Screening / Appointment / Circuit
Configuration and Performance Analysis).                 08:00h - 20:00h - Monday - Sunday

Back Office                                              08:00h - 20:00h - Monday - Friday

Specialized Screening - Velox                            24 hours x seven days x week

Public Usage Telephony Facilities (TUP) -  Remote
Supervision System (SSR) Operations                      08:00h - 18:00h - Monday - Sunday

Operations Control                                       08:00h - 18:00h - Monday - Friday

Corporate Bases

Specialized Collections                                  08:00h - 18:00h - Monday - Friday

Screening - WLL Terminals                                07:00h - 19:00 h - Monday - Sunday

Back Office Services                                     08:00h - 18:00 h - Monday - Friday

Support for the Customer Service Operators (OSC)         08:00 to 18:00 h - Monday - Friday

BILLING PERIOD: from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month

LOCATION: Rio de Janeiro, Minas Gerais, Bahia, Pernambuco and Ceara.

Telemar Regional Offices                    Services
------------------------                    --------
                            Voice Screening -  Off-Site Facilities
                            Registration and Designation
                            Data Communications
                            Specialized Screening - Velox
                            Public Usage Telephony Facilities (TUP) -
                            Remote Supervision System (SSR)
     Rio de Janeiro         Operations
                            Operating Control
                            Screening - WLL Terminals
                            Telemar Atende hot line
                            ANATEL Attendance
                            Back Office Services

                            Voice Screening -- Off-Site Facilities
                            Registration and Designation
                            Data Communications
                            Customer Service Operators (OSC) Support
      Minas Gerais          Public Usage Telephony Facilities (TUP) -
                            Operation of the SSR Service
                            Operating Control
                            Corporate Bases
                            Telemar Atende hot line
                            ANATEL Attendance

                            Voice Screening -- Off-Site Facilities
                            Registration and Designation
         Bahia              Data Communications
                            Telemar Atende hot line
                            ANATEL Attendance

                            Voice Screening -- Off-Site Facilities
                            Registration and Designation
                            Data Communications
       Pernambuco           Specialized Collection
                            Telemar Atende hot line
                            Back Office
                            ANATEL Attendance

                            Voice Screening -- Off-Site Facilities
                            Registration and Designation
                            Data Communications
         Ceara              Customer Service Operators (OSC) Support
                            Telemar Atende hot line
                            ANATEL Attendance

GENERAL CHARACTERISTICS:

1. BUSINESS FUNCTION

1.1 Voice Screening -- Off-Site Facilities (Conventional Screening / Re-Testing Activities)

Undertake fault diagnosis activities at subscriber terminals, interviewing customers, handling complaints, and performing electrical tests at the telephone Switchboards.

1.2 Registration and Designation (Processing Services / MAT / Facilities Registration)

Perform Service Order Processing Activities with Number Designations and Network Facilities, Dealing with Service Orders at the Subscriber Services Pending (PA) Desk, Terminal Registration and Network Facilities Management, and Switchboard Programming.

1.3 Data Communications (Screening / Designation / Circuit Configuration / Performance Analysis) Undertake Screening / Diagnosis, Designation and Configuration of Faults in Data Communications, Advanced Voice and Velox Circuits, Monitoring Service Orders and Fault Tickets, and Preparation of Engineering Project Designs for the Facilities.

1.4 Specialized Screening - Velox

Perform Screening / Diagnosis on Velox Circuits, using the data network and multi-service network platforms.

1.5 Public Usage Telephony Facilities (TUP) / Remote Supervision System (SSR) Service Monitor the Public Usage Telephony Facilities (TUP), checking that the Terminals are functioning, identifying faults and assessing tariff issues

1.6 Operating Control

Perform activities related to dealing with significant Faults in the Telecom Facilities, diagnosing causes, proposing corrective and preventive actions, and taking steps to deal with complaints from ANATEL prompted by Radio Frequency
(RF) interference.

1.7 Corporate Data bases (Locations / Addresses / Facilities / Numbering Range)

Adjust and synchronize the Locations, Addresses and Facilities Data Bases, Excluding Duplicate Records for Locations and Addresses, Including Numbering Ranges in the National and International Numbering Bases. Maintain the Integrity of these Records.

1.8 Specialized Collections

Perform activities related to contact with customers for dealing with payments in arrears, defaults, negotiation of debts and settlement through installments.

1.9 Screening WLL Terminals

Perform Fault Screening and Diagnoses for subscriber terminals, using WLL Technology.

1.10 Telemar Atende hot line

Perform customer care activities personally for Telemar Customers in Telemar Stores.

1.11 ANATEL Attendance Monitor and deal with complaints from Telemar Customers within the sphere of ANATEL.

1.12 Support for the Customer Service Operators (OSC)

Provide support for the Customer Service Operators (OSC) when responding to requests for services and repairs.

2. PERFORMANCE RATINGS (SLA)

The operations described above are not overseen through the Performance Ratings
(SLA).

3. TRAINING

The CONTRACTED PARTY will be responsible for behavioral training costs for customer care techniques, recruitment and selection.

The CONTRACTING PARTY will be responsible for the cost of the hours worked by the operators being trained in Products, Services or Systems, as well as the associated logistics (room, equipment, educational materials, instructor and others).

4. DURATION

The services listed in this chart will be supplied for a period of 5 (five) years. On expiry of this period, the supply of the services will be automatically renewed for 5 (five) years, unless any of the Parties decide otherwise. Should any of the Parties decide not to extend the contract, the Party adopting such decision should notify the other with advance notice of 180 (one hundred and eighty) days, all as stipulated in Item 14.1 of the Services Agreement regulating the business relationship in question.

5. REDUCTION OF SERVICE

The Parties hereby agree that the CONTRACTING PARTIES may reduce one or all of the services constituting this product called "Services performed by the labor-force for the maintenance and operations areas of the Telecom facilities, screening and Telemar customer service stores", rendered by the CONTRACTED PARTY, provided the respective impact thereof does not result in an annual reduction of more than [*****] of the revenues posted over the past 12 (twelve) months by the CONTRACTED PARTY for this product. When such reduction exceeds [*****], the additional amount will be considered as partial rescission, being subject to a rescissory fine in such case equivalent to the amount corresponding to the amount by which the monthly revenues are reduced, multiplied by [*****]. This amount should be calculated without including the [*****] reduction permitted as described above, taking into consideration only the amount exceeding the reduction limit allowed for the CONTRACTING PARTY. The fine should be paid by the CONTRACTING PARTY reducing the services requested from the CONTRACTED PARTY, both adopting this stance and taking the proportional aspects of the revenues into consideration.

3. 102 -- Directory Enquiries

The annual estimated fee for this service is [*****]

3.1 Services Chart, Prices, General Characteristics, Performance Ratings (SLA).

BILLING: by Minute Spoken

OPERATING HOURS:

102 and 31 Global -- 24 hours X 7 days a week

Disque Turismo Tourism Hotline -- 06:00h. - 12:30h

BILLING PERIOD: from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month

PRICES PER MINUTE SPOKEN:


                                                     R$                        R$
                                            (first three years of t     (after first three
       Service                      Site          contract)*            years of contract)**
       -------                      ----          ----------            --------------------
31 Global                            BA            [*****]                    [*****]

Disque Turismo Tourism Hotline       BA            [*****]                    [*****]

                                     BA            [*****]                    [*****]
Directory Enquiries -102
                                     PE            [*****]                    [*****]

The CONTRACTED PARTY should calculate the price to 3 (three) decimal places.

* Prices with discount during the first three years, due to the use of partially depreciated call center assets, acquired from Telemar.

**These amounts are subject to monetary restatement on an annual basis, pursuant to Clause 8.8 of this Agreement.

GENERAL CHARACTERISTICS:

1. SIZING

1.1. Minute Spoken

      1.1.1. For services contracted by Minute Spoken, the CONTRACTED PARTY is responsible for the preparation of the forecast:

      A. The forecast (contact volume - historical series) should be drawn up for the next quarter (excluding the current month) on a monthly basis, by the Directory Enquiries group.

      B. The CONTRACTED PARTY should draw up the monthly forecast, which should be submitted to the CONTRACTING PARTY for final validation and agreement.

      C. For the purposes of calculating the forecast, the CONTRACTED PARTY should take as the Busiest Day (DMM) the figure equal to 4.5% (four point five per cent) of the monthly volumes. For the Busiest Day percentages above 4.5% (four point five per cent) of the monthly volumes, the Regressive Table / Busiest Day (DMM) below should be taken into consideration:

        REGRESSIVE TABLE / Busiest Day (DMM)
-------------------------------------------------------
% Busiest Day (DMM)        NEW UNANSWERED HANG-UP CALLS
-------------------        ----------------------------
Zero - 4.5%                            2.00%

4.51 - 4.65%                           5.50%

4.66 - 4.8%                            7.70%

4.81 - 4.95%                           9.42%

4.96% - 5.1%                          11.09%

5.11 - 5.25%                          13.31%

5.26 - 5.41%                          15.97%

Above 5.41%                          Exempt

      D. For cases where the monthly call traffic exceeds 7% (seven per cent) of the traffic as originally forecast, the CONTRACTED PARTY should consider the application of the "Regressive Monthly Forecast Deviation Table" given below, for billing purposes.

      E. For cases where the monthly call traffic is below 90% of the traffic originally forecast, the CONTRACTED PARTY should consider 90% (ninety per cent) of the forecast monthly call traffic, for billing purposes.

      Definition of monthly traffic: monthly traffic = total volume of calls x TMA/60

                   REGRESSIVE MONTHLY FORECAST DEVIATION TABLE

% Busiest Day (DMM)           NEW UNANSWERED HANG-UP CALLS
        7.00%                             2.00%

        8.00%                             4.00%

        9.00%                             7.00%

       10.00%                            10.00%

       11.00%                            13.00%

       12.00%                            16.00%

       13.00%                            19.00%

       14.00%                            22.00%

       15.00%                            25.00%

1.1.2. Once the CONTRACTED PARTY is officially notified by the CONTRACTING PARTY of a foreseen increase in the number of contacts due to advertisements, campaigns, news items, new regulations and others, the CONTRACTED PARTY will have 15 (fifteen) days to adapt the rendering of the services to the new characteristics, notifying the CONTRACTING PARTY of the new conditions to be applied to the Contact Center services. This period will be required when the event(s) prompt an increase of more than 7% (seven per cent) of the planned monthly traffic and / or a concentration of calls higher than 4.5% (four point five per cent) on the Busiest Day compared to the traffic for the month.

1.1.3. In the case outlined above, should it be unable to meet this deadline promptly, the CONTRACTED PARTY will request an additional period in order to meet the needs of the CONTRACTING PARTY, doing its utmost in business terms to adapt to this request.

1.1.4. It is hereby agreed that the CONTRACTED PARTY will be wholly responsible for drafting the Calls Forecast. The CONTRACTING PARTY will make information known thereto available to the CONTRACTED PARTY, when causing direct or indirect impacts on call volumes.

2. BILLING

2.1. Halts in the Operations

      2.1.1. In case of any events that may halt the operations, the causes thereof should be identified, in order to establish the appropriate responsibilities and liabilities, as follows:

      2.1.2. When the causes are related to personnel management and / or maintenance contracts covering the technological facilities, the liability will be assigned to the CONTRACTED PARTY, which should issue invoices in compliance with the operations effectively carried out.

      2.1.3. When the causes are related to the systems and/ or infrastructure and / or lack of investments in technology owned by the CONTRACTING PARTY and for which it is responsible, liability will be assigned to the CONTRACTING PARTY, which should remunerate the operation, taking the following aspects into consideration for billing purposes:

      Services contracted by Minute Spoken: Billing at 93% (ninety-three per cent) of the forecast monthly traffic.

2.2. Loss of billing information

      2.2.1. In situations where there is a partial or total loss of billing information for a period, once all attempts have been exhausted to recover the data, the CONTRACTING PARTY should remunerate the CONTRACTED PARTY, replacing the adversely affected period by a similar period calculated on the basis of the historical records for the 3 (three) previous months.

2.3. Billing by Minute Spoken

      2.3.1. The billing for the services contracted by Minute Spoken should be undertaken on the basis of the following conditions:

            A. On the 16th (sixteenth) day of the month in which the service is being rendered, the CONTRACTED PARTY will ascertain the Minutes Spoken from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month, jointly with the CONTRACTING PARTY, based on the Reports agreed between the Parties, and duly documented;

            B. Any fines imposed for non-compliance with the Performance Ratings (SLA) should be deducted from this amount, pursuant to
                  Item 5 of this Annex.

      2.3.2. The Minute Spoken is taken as the Total Attendance Time spent by the agents in a Group / Specialty for answering the calls, including "conversation", "hold" and "post-service".

                Minute Spoken =     TMA X Calls Answered
                                ---------------------------
                                             60

3. OPERATIONAL COMMUNICATIONS

      3.1. Within no more than 24 (twenty-four) hours, the CONTRACTED PARTY should provide the operators with all operating information forwarded through formal notification by the CONTRACTING PARTY.

4. REPORTS

      4.1. The Management and Oversight Reports used as benchmarks should be stratified and made available through the website (portal) of the CONTRACTING PARTY by the 5th (fifth) business day of each month, except the FCL9 Reports.

      4.2. The CONTRACTED PARTY should draw up a report stating the reason for not meeting the targets agreed with the CONTRACTING PARTY for any indicator listed in the Reports. The CONTRACTED PARTY should give the reasons and describe the actions taken, specifying the starting and finishing date and the resources involved in each action.

      4.3. Should the service platforms not allow some data to be extracted that appear in the Reports for a period, on a contingency basis, these data may be obtained on the basis of a reference week, calculated on the basis of the average for the 3 (three) previous months.

5. PERFORMANCE RATINGS (SLA)

The CONTRACTED PARTY will size its management and operating structure in compliance with the technical expertise and quantity criteria as applicable and in order to endow each location with guarantees and maintenance of the satisfaction levels required by the CONTRACTING PARTY, as well as complying with the quality targets and deadlines.

The CONTRACTED PARTY should remedy its performance within no more than 5 (five) days, should it be rated as below standard. Other than for matters that are the responsibility of the CONTRACTING PARTY, the CONTRACTED PARTY will undertake the actions required to maintain the performance parameters, being exempt from any penalty imposed by the CONTRACTING PARTY.

5.1. Definition of the Indicators

INDICATOR               DESCRIPTION AND CALCULATION FORMULA
---------               -----------------------------------
              UNANSWERED HANG-UP CALLS (%):

              Percentage of Unanswered Hang-Up Calls as from 11 seconds, in each 1/2 hour interval, with
IND.01        the calculation formula being: (A/B) x 100, where: A =
              Number of Unanswered Hang-Up Calls as from 11 seconds and B
              = Total response through personalized services.

      5.1.2. The indicators defined in this Annex will be reassessed on an annual basis or at any time in order to comply with the requirements of the CONTRACTING PARTY and / or ANATEL.

      5.1.3. The alteration or introduction of indicators should be notified to the CONTRACTED PARTY for assessing the period required to implement the necessary measures and the possible impact on the sizing and / or the price of the services.

5.2. Fines established on the percentage reached of the performance rating parameters

      5.2.1. The CONTRACTED PARTY will be assessed on a daily basis for analyzing the performance ratings stipulated in Item 5.1 of this Annex.

      5.2.2 Should the CONTRACTED PARTY perform below target, the CONTRACTING PARTY will acquire the right to impose a fine in compliance with the Tables in Item 5.3, with such fine being deducted from the billing corresponding to the period verified for each of the Performance Ratings
      (SLA) (cumulative). On ANATEL metering days, the fines will be calculated in compliance with the Tables in Items 5.5.2 and 5.5.3.

      5.2.3. For cases where the CONTRACTING PARTY is solely responsible for the drop in the rating, the CONTRACTED PARTY should be reimbursed for the fines imposed during the period, provided that occurrences are formally recorded in the daily report and attached to the invoice.

5.3. Fine for Unanswered Hang-Up Calls (%)

The fines imposed for the volume of Unanswered Hang-Up Calls (per 1/2 hour), is described in the calculation below.

Calculation Formula

SERVICE LEVEL I                                    FINE
     < 50%                                Speaking Time X (1.50)

   50% - 70%                              Speaking Time X (1.00)

     > 70%                                Speaking Time X (0.75)

      5.3.1 On the ANATEL Measuring Days, for the purposes of applying the fine, the regulation described in Items 5.5.2 and 5.5.3 of this Annex should be followed.

5.4. When performance indicator(s) fall below the threshold 3 (three) consecutive months and are not rectified after proper notifications, the CONTRACTING PARTY will have the right to rescind the Contract, in pursuance to Clause 11 of the Contract.

5.5 Standards established by ANATEL

5.5.1. Definition of Peak Periods (PMMs)

Pursuant to the GENERAL QUALITY TARGETS PLAN, Chapter II, Article 2, Item V, the Busiest Period for the purposes of checking the indicators is:

Morning:                                              09:00h - 11:00h
Afternoon:                                            14:00h - 16:00h
Night:                                                20:00h - 22:00h

On the ANATEL metering days (DDX), the CONTRACTED PARTY will be assessed in order to analyze the performance ratings listed in this Annex.

Should the CONTRACTED PARTY perform below target, the CONTRACTING PARTY will acquire the right to impose a fine as shown in the following Table, with such fine being deducted from the amount corresponding to the period verified for each of the Performance Ratings (SLA) (cumulative), except for situations in which the CONTRACTING PARTY is solely responsible for the drop in the rating, which should be described in the Occurrence Report forwarded on a daily basis and attached to the Invoice.

WITH PERIODS                      DESCRIPTION AND CALCULATION FORMULA
------------      --------------------------------------------------------------
IND.02            SERVICE LEVEL I:

                  Incoming: Percentage of calls arising from personalized services and answered within ten seconds: calculation formula as follows: (A/B) x 100, where A = calls deriving from personalized services and answered within ten seconds, within a 1/2 hour interval, added to the total number of Unanswered
                  Hang-Up Calls within ten seconds, and B = calls deriving from the personalized service within a 1/2 hour interval.

                  SERVICE LEVEL I - FINANCIAL (NS.1F):

                  This is the weighted average of the NS.1 for the 48 x 1/2 hours in the day, with periods whose fines have been covered by the CONTRACTING PARTY replaced by the target for each interval ( 1/2 hour).

IND.03            SERVICE LEVEL II:

                  Percentage of calls deriving from personalized service and answered within 35 seconds, with their calculation formula being (A/B) x 100, where A = calls deriving from the personalized service and answered within 35 seconds, within a 1/2 hour interval, added to the total number of Unanswered
                  Hang-Up Calls within 35 seconds, and B = total number of calls deriving from the personalized service within a 1/2 hour interval.

5.5.2 NS.1 (FCL9-10")

      PERIOD              PERFORMANCE         DOWNGRADE      FINE    CHECKED
----------------------  --------------------  ----------  ---------  ----------------
                        98% in 10"                 -       [*****]

                        97% in 10"                 1%      [*****]

                        96% in 10"                 2%      [*****]

                        95% in 10"                 3%      [*****]

                        94% in 10"                 4%      [*****]

DAILY PMMS   09H - 11H  93% in 10"                 5%      [*****]   Every  1/2 hour.

             14H - 16H  92% in 10"                 6%      [*****]

             20H - 22H  91% in 10"                 7%      [*****]

                        90% in 10"                 8%      [*****]

                        89% in 10"                 9%      [*****]

                        88% in 10"                10%      [*****]

                        Less than 88% in 10"       -

5.5.3 NS.2 (FCL9-35")

       PERIOD               PERFORMANCE       DOWNGRADE     FINE        CHECKED
----------------------  --------------------  ----------  ---------  ---------------
                        100% within 35"           -        [*****]   Every 1/2 hour.

                        99% within 35"            1%       [*****]

                        98% within 35"            2%       [*****]

                        97% within 35"            3%       [*****]

                        96% within 35"            4%       [*****]

DAILY PMMS  09H - 11H   95% within 35"            5%       [*****]

            14H - 16H    94% within 35"           6%       [*****]

            20H - 22H   93% within 35"            7%       [*****]

                        92% within 35"            8%       [*****]

                        91% within 35"            9%       [*****]

                        90% within 35"           10%       [*****]

                        Less than 90% in 35"      -

6. HUMAN RESOURCES

6.1. Staff Selection

      6.1.1. The following Table presents the curricular requirements to be taken into consideration for the recruitment and selection of candidates for the Positions listed in this Table:

                                                                   Information
Services  Position     Education                   Experience      Technology
--------  -----------  -------------   ------------------------   --------------
                                       Information; six
          Operator I   High School     months Customer Services     Windows
                        Diploma        (desirable)                environment

Services  Operator II  High School     6 months Operator I          Windows
                        Diploma        (desirable)                environment

                                       1 year  Supervisor
          Supervisor   Undergraduate   Customer Services             Office
                       (desirable)     (desirable)

6.2. Training

      6.2.1. The CONTRACTED PARTY is responsible for training its staff in response and negotiation techniques, as well as transferring all the training supplied by the CONTRACTING PARTY.

      6.2.2. The CONTRACTING PARTY will be responsible for the Multiplicatory Agent Training Sessions required to render the services covered by this Annex, such as: training sessions focused on the legacy systems, products and services required to perform the operating activities, in addition to the costs of such training sessions, but with no responsibility for the infrastructure that will transfer these activities to the operators.

6.3. Initial Training

      6.3.1. The following Table presents the Modules constituting the Capacity-Building Program for new employees hired by the CONTRACTED PARTY. The Parties may update the content of these Programs at any time in order to adapt them to the requirements of the operations, provided that common agreement is reached thereon.

                                             QUALITY
                                  OPERATOR   MONITOR   Supervisor
                                  ---------  --------  ----------
BEHAVIOR MODULE

Basic Customer Care
Procedures.                          X          X         X

ORGANIZATION MODULE

Overview of
Telecommunications,
Organizational / Institutional
Aspects Telemar.                     X          X         X

OPERATIONS MODULE

Legacy Systems, Scripts
and Procedures.                      X          X         X

MONITORING MODULE

Monitoring, Recording and
Feedback Procedures.                            X

 ADMINISTRATION AND
LEADERSHIP MODULE / Staff and
Team Management                                           X

      6.3.2. The CONTRACTED PARTY should ensure that the operators begin work only after they have completed the Initial Training Module, having obtained grades that comply with the pre-defined approval ratings.

6.4. Capacity-building

      6.4.1. The CONTRACTED PARTY should schedule the Capacity-Building Training Sessions on the bases of the following criteria:

SERVICES GROUP (102)                Monitoring                20 min/month
                                    Training                  120 min/month

      6.4.2. The CONTRACTED PARTY should plan ahead and assign high priority to the Capacity-Building Training Sessions in order to restore satisfactory operator service standards, in the cases described below:

            a.    Operators scoring monitoring grades below 85 (eighty five);

            b. Operators with scores below the acceptable standard stipulated in the Quality Certification process (CEQUAL);

            c. Unsatisfactory results in the Customer Satisfaction Survey or Operator Performance Quality Monitoring services;

            d. Results rated as unsatisfactory by ANATEL in terms of Operator conduct;

            e. Alterations to processes, procedures, business rules and / or technology affecting the operator services.

      6.4.3. Any hypotheses not covered in this document and situations where the volume of Training Sessions required exceeds the implementation capacity thereof, will be agreed upon by the Parties.

      6.4.4. The duration of the Capacity-Building Training Sessions should comply with the provisions in Item 6.4 of this Annex.

      6.4.5. For Capacity-Building purposes, the training times allocated to topics and priorities as defined by the Monitoring and Satisfaction Surveys Ratings will be taken under consideration, ensuring that the duration thereof is assigned to subjects ranked as high priority.

      6.4.6. The Parties should agree on the duration (in hours) of the Capacity-Building Training Sessions, required for special responses and new services.

      6.4.7. The CONTRACTED PARTY should schedule the Training Sessions in compliance with the operator workloads, so that the service standards are not adversely affected thereby, necessarily sized to the scale of the operator capacity-building and training schedules.

      6.4.8. The CONTRACTED PARTY should forward to the training and capacity-building schedule for each site to the CONTRACTING PARTY on a monthly basis, with information on the services covered by the Training Sessions, the number of operators to be trained, duration (in hours), and the location of the Training Sessions.

      6.4.9. The CONTRACTED PARTY should forward to the CONTRACTING PARTY a Monthly Training Control Report covering the last month and containing pertinent information, such as attendance and grades (where applicable).

6.5. Additional Training Sessions

      a. For Training Sessions not covered in Items 6.3 and 6.4, the CONTRACTING PARTY should draw up a training schedule for the Multiplicatory Agents, lasting no more than 10 (ten) days, to be delivered to the CONTRACTED PARTY with advance notice of 2 (two) days prior to the start of the Training Sessions. The CONTRACTED PARTY should ensure that its Multiplicatory Agents are available, provided that they are not involved in other Training Sessions.

      b. The CONTRACTED PARTY should draw up the Operator Training Program with the objective of implementing the effective rendering of the services within no more than 15 (fifteen) days, as from the end of the Multiplicatory Agent Training Sessions.

      c. Should the CONTRACTING PARTY request a Training Plan that requires overtime or unforeseen outlays, such outlays will be for the account thereof, with such amounts being estimated and agreed among the Parties prior to the start of the Training Sessions.

      d. Should the Operator Training Program exceed 10 (ten) days, the CONTRACTING PARTY should raw up a training schedule that does not adversely affect the Performance Ratings (SLA) of the operations.

7. DURATION

      The services listed in this chart will be supplied for a period of 5
      (five) years and 6 (six) months. On expiry of this period, the supply of the services will be automatically renewed for 5 (five) years, unless any of the Parties decide otherwise. Should any of the Parties decide not to extend the contract, the Party adopting such decision should notify the other with advance notice of 180 (one hundred and eighty) days, all as stipulated in Item 14.1 of the Services Agreement regulating the business relationship in question.

8. REDUCTION OF SERVICE

      The Parties hereby agree that the CONTRACTING PARTIES may reduce one or all of the services constituting this product called "102 -- Information", rendered by the CONTRACTED PARTY, provided the respective impact thereof does not result in an annual reduction of more than [*****] of the revenues posted over the past 12 (twelve) months by the CONTRACTED PARTY for this product. When such reduction exceeds [*****], the additional amount will be considered as partial rescission, being subject to a rescissory fine in such case equivalent to the amount corresponding to the amount by which the monthly revenues are reduced, multiplied by [*****]. This amount should be calculated without including the [*****] reduction permitted as described above, taking into consideration only the amount exceeding the reduction limit allowed for the CONTRACTING PARTY. The fine should be paid by the CONTRACTING PARTY reducing the services requested from the CONTRACTED PARTY, both adopting this stance and taking the proportional aspects of the revenues into consideration.

4.104 - Services (Telemar Customer Services)

The annual estimated fee for this service is [*****].

4.1 Services Chart, Prices, General Characteristics, Performance Ratings (SLA).

BILLING: by Minute Spoken (Speaking time)

OPERATING HOURS: 24 hours x 7 days a week

BILLING PERIOD: from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month

PRICES PER MINUTE SPOKEN:

                                            R$                                       R$
        Site                 (first three years of contract)*     (after first three years of contract)**
------------------------     --------------------------------     ---------------------------------------
CE                                       [*****]                                [*****]

MG                                       [*****]                                [*****]

RJ                                       [*****]                                [*****]

Advanced Screening - MG                  [*****]                                [*****]

Advanced Screening - RJ                  [*****]                                [*****]

Advanced Screening - CE                  [*****]                                [*****]

The CONTRACTED PARTY should calculate the price to 3 (three) decimal places.

* Prices with discount during the first three years, due to the use of partially depreciated call center assets, acquired from Telemar.

**These amounts are subject to monetary restatement on an annual basis, pursuant to Clause 8.8 of this Agreement.

GENERAL CHARACTERISTICS

1. SIZING

1.1. Minute Spoken

      1.1.1. For services contracted by Minute Spoken, the CONTRACTED PARTY is responsible for the preparation of the forecast:

      A. The forecast (contact volume - historical series) should be drawn up for the next quarter (excluding the current month) on a monthly basis, by the Services group.

      B. The CONTRACTED PARTY should draw up the monthly forecast, which should be submitted to the CONTRACTING PARTY for final validation and agreement.

      C. For the purposes of calculating the forecast, the CONTRACTED PARTY should take as the Busiest Day (DMM), no more than 4.8% (four point eight per cent) for CE and MG, and no more than 5.0% (five per cent) for RJ, of the monthly volumes. For Busiest Day (DMM) percentages for monthly volumes higher than those mentioned above, the Regressive Table (DMM) presented below should be used for each Site, as shown below:

                          REGRESSIVE TABLE FOR CE & MG
                               Busiest Day (DMM)

   % Busiest Day (DMM)            NEW UNANSWERED HANG-UP CALLS
Zero - 4.8%                                   2.00%

4.61 - 4.95%                                  5.50%

4.96 - 5.1%                                   7.70%

5.11 - 5.25%                                  9.24%

5.26% - 5.4%                                 11.09%

5.41 - 5.55%                                 13.31%

5.56 - 5.71%                                 15.97%

Above 5.71%                                  Exempt

                             REGRESSIVE TABLE FOR RJ
                                Busiest Day (DMM)

                                  NEW UNANSWERED HANG-UP CALLS
                                  ----------------------------
Zero - 5.0%                                 2.00%

5.01 - 5.15%                                5.50%

5.16 - 5.3%                                 7.70%

5.31 - 5.45%                                9.24%

5.46% - 5.6%                                11.09%

5.61 - 5.75%                                13.31%

5.76 - 5.91%                                15.97%

Above 5.91%                                 Exempt

      D. For cases where the monthly call traffic exceeds 7% (seven per cent) of the traffic as originally forecast, the CONTRACTED PARTY should consider the application of the "Regressive Monthly Forecast Deviation Table" given below, for billing purposes.

      E. For cases where the monthly call traffic is below 90% of the traffic originally forecast, the CONTRACTED PARTY should consider 90% (ninety per cent) of the forecast monthly call traffic, for billing purposes.

      Definition of monthly traffic: Total volume of calls x TMA/60

                  REGRESSIVE MONTHLY FORECAST DEVIATION TABLE

  % Busiest Day (DMM)                    NEW UNANSWERED HANG-UP CALLS
--------------------                     ----------------------------
         7.00%                                      2.00%

         8.00%                                      4.00%

         9.00%                                      7.00%

         10.00%                                     10.00%

         11.00%                                     13.00%

         12.00%                                     16.00%

         13.00%                                     19.00%

14.00%                                     22.00%

15.00%                                     25.00%

1.1.2. With the CONTRACTED PARTY notified by the CONTRACTING PARTY of a foreseen increase in the number of contacts due to advertisements, campaigns, news items, new regulations and others, the CONTRACTED PARTY will have 45 (forty five) days to adapt the rendering of the services to the new characteristics, notifying the CONTRACTING PARTY of the new conditions to be applied to the Contact Center services. This period will be required when the event(s) prompt an increase of more than 7% (seven per cent) of the planned monthly traffic and / or a concentration of calls higher than 4.8% (four point eight per cent) on the Busiest Day for CE and MG and 5% (five per cent) on the Busiest Day for RJ compared to the traffic for the month.

1.1.3. In the case outlined above, should it not be possible to comply promptly with the period, the CONTRACTED PARTY will request an additional period in order to meet the needs of the CONTRACTING PARTY, doing its utmost in business terms to adapt to the request issued by the latter.

1.1.4. It is hereby agreed that as from 2004, the CONTRACTED PARTY will be wholly responsible for drafting the calls forecast. The CONTRACTING PARTY will make information known thereto available to the CONTRACTED PARTY that causes direct or indirect impact on the calls volume.

The following list presents but does not exhaust the main information required for preparing the calls forecast:

      A. Media Campaign

      B. Expansion of the Subscriber Base

      C. Increase in Calls

      D. Modifications to the Billing Cycle

      E. Modifications to the Bills Layout

      F. Introduction of New Services

      G. Increase in Tariffs

      H. Network Maintenance / Modernization Plans

      I. Increase in the faults / repairs rate x terminal in service

      J. Installation or removal of the Audible Response Unit (ARU) function.

Additionally, the Parties may identify new points at any time causing an impact on the calls forecast, which should be promptly notified.

  The absence of such information or situations constituting Act of God or Force Majeure will exempt the CONTRACTED PARTY from penalties stipulated for rendering services related to the calls forecast.

  1.1.5 The CONTRACTING PARTY should regularly make the posting schedule available by region and notify the CONTRACTED PARTY of alterations to the postage dates at least 2 (two) business days in advance for postponement and 4
  (four) business days when the posting is brought forward.

2.  Billing

2.1 Halts in the Operations

      2.1.1 In case of any events that may halt the operations, the causes thereof should be identified, in order to establish the appropriate responsibilities and liabilities, as follows:

      2.1.2 When the causes are related to personnel management and / or maintenance contracts covering the technological facilities, the liability will be assigned to the CONTRACTED PARTY, which should issue invoices in compliance with the operations effectively carried out.

      2.1.3 When the causes are related to the systems and / or infrastructure under the responsibility of the CONTRACTING PARTY, then it should remunerate the operation, considered for billing purposes:

      Services contracted by Minute Spoken: Billing at 93% (ninety per cent) of the forecast monthly traffic;

2.2 Loss of billing information

      2.2.1 In situations where there is a partial or total loss of billing information for a period, once all attempts have been exhausted to recover the information, the CONTRACTING PARTY should remunerate the CONTRACTED PARTY, replacing the adversely affected period by a similar period calculated on the basis of the historical records for the 3 (three) previous months.

2.3 Billing per Minute Spoken

      2.3.1 The billing for the services contracted by Minute Spoken should be undertaken on the basis of the following conditions:

            A. On the 16th (sixteenth) day of the month in which the service is rendered, the CONTRACTED PARTY will verify the Minutes Spoken from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month, jointly with the CONTRACTING PARTY, based on the Reports agreed between the Parties, and duly documented.

            B. Any fines imposed for non-compliance with the Performance Ratings (SLA) will be deducted from this amount, pursuant to
                  Item 5 of this Annex.

      2.3.2. The Minute Spoken is taken to be the Total Attendance Time spent by the agents in a Group / Specialty to answer the calls, including "Conversation", "Hold" and "Post-Service".

Minute Spoken =    TMA X Calls Answered
                   --------------------
                            60

3. OPERATIONAL COMMUNICATIONS

      3.1. Within no more than 24 (twenty-four) hours, the CONTRACTED PARTY should provide the operators with all operating information forwarded through formal notification by the CONTRACTING PARTY.

4. REPORTS

      4.1. The Management and Oversight Reports used as benchmarks should be stratified and made available through the website (portal) of the CONTRACTING PARTY by the 5th (fifth) business day of each month, except the FCL9 Reports.

      4.2. The CONTRACTED PARTY should draw up a report stating the reason for not meeting the targets agreed with the CONTRACTING PARTY for any indicator listed in the Reports. The CONTRACTED PARTY should give the reasons and describe the actions taken, specifying the starting and finishing date and the resources involved in each action.

      4.3. Should the service platforms not allow some data to be extracted that appear in the Reports for a period, on a contingency basis, these data may be obtained on the basis of a reference week, calculated on the basis of the average for the 3 (three) previous months.

5. PERFORMANCE RATINGS (SLA)

The CONTRACTED PARTY will size its management and operating structure in compliance with the technical expertise and quantity criteria as applicable and in order to endow each location with guarantees and maintenance of the satisfaction levels required by the CONTRACTING PARTY, as well as complying with the quality targets and deadlines.

The CONTRACTED PARTY should remedy its performance within no more than 5 (five) days, should it be rated as below standard. Other than for matters that are the responsibility of the CONTRACTING PARTY, the CONTRACTED PARTY will undertake the actions required to maintain the performance parameters, being exempt from any penalty imposed by the CONTRACTING PARTY.

5.1. Definition of the Indicators

 INDICATOR                 DESCRIPTION AND CALCULATION FORMULA
-----------       --------------------------------------------------------------
                  UNANSWERED HANG-UP CALLS (%):

                  Percentage of Unanswered Hang-Up Calls after

IND.01 11 seconds, in each 1/2 hour interval, with the calculation formula being: (A/B) x 100, where: A = Number of Unanswered
                  Hang-Up Calls as from 11 seconds and B = Total response through personalized services.

      5.1.2. The indicators defined in this Annex will be reassessed on an annual basis or at any time in order to comply with the requirements of the CONTRACTING PARTY and / or ANATEL.

      5.1.3. The alteration or introduction of indicators should be notified to the CONTRACTED PARTY for assessing the period required to implement the necessary measures and the possible impact on the sizing and / or the price of the services.

5.2. Fines established on the percentage reached of the performance rating parameters

      5.2.1. The CONTRACTED PARTY will be assessed on a daily basis for analyzing the performance ratings stipulated in Item 5.1 of this Annex.

      5.2.2 Should the CONTRACTED PARTY perform below target, the CONTRACTING PARTY will acquire the right to impose a fine in compliance with the Tables in Item 5.3, with such fine being deducted from the billing corresponding to the period verified for each of the Performance Ratings
      (SLA) (cumulative). On ANATEL metering days, the fines will be calculated in compliance with the Tables in Items 5.5.2 and 5.5.3.

      5.2.3. For cases where the CONTRACTING PARTY is solely responsible for the drop in the rating, the CONTRACTED PARTY should be reimbursed for the fines imposed during the period, provided that such occurrences are formally recorded in the daily report and attached to the invoice.

      5.2.4. In case of any alterations to the posting date not in compliance with the periods stipulated in Item 1.1.5, the CONTRACTED PARTY should quash all fines for all periods on the day of the occurrence.

5.3. Fines for Unanswered Hang-Up Calls (%)

The fines imposed for the volume of Unanswered Hang-Up Calls (per 1/2 hour), is described in the calculation below.

Calculation Formula

SERVICE LEVEL I                           AMOUNT OF FINE (R$)
     < 50%                              Speaking Time X [*****]

   50% - 70%                            Speaking Time X [*****]

     > 70%                              Speaking Time X [*****]

      5.3.1 On the ANATEL Measuring Days, for the purposes of applying the fine, the regulation described in Items 5.6.2 and 5.6.3 of this Annex should be followed.

5.4. When performance indicator(s) fall below the threshold 3 (three) consecutive months and are not rectified after proper notification, the CONTRACTING PARTY will have the right to rescind the Contract, in pursuance to Clause 11 of the Agreement.

5.5 Standards established by ANATEL

5.5.1. Definition of Peak Periods (PMMs)

Pursuant to the GENERAL QUALITY TARGETS PLAN, Chapter II, Article 2, Item V, the Busiest Period for the purposes of checking the indicators is:

Morning:                                              09:00h - 11:00h
Afternoon:                                            14:00h - 16:00h
Night:                                                20:00h - 22:00h

On the ANATEL metering days (DDX), the CONTRACTED PARTY will be assessed in order to analyze the performance ratings listed in this Annex.

Should the CONTRACTED PARTY perform below target, the CONTRACTING PARTY will acquire the right to impose a fine as shown in the following Table, with such fine being deducted from the amount corresponding to the period verified for each of the Performance Ratings (SLA) (cumulative), except for situations in which the CONTRACTING PARTY is solely responsible for the drop in the rating, which should be described in the Occurrence Report forwarded on a daily basis and attached to the Invoice.

INDICATOR           DESCRIPTION AND CALCULATION FORMULA
------------      --------------------------------------------------------------
IND.02            SERVICE LEVEL I:

                  Incoming: Percentage of calls arising from personalized services and answered within ten seconds: calculation formula as follows: (A/B) x 100, where A = calls deriving from personalized services and answered within ten seconds, within a 1/2 hour interval, added to the total number of Unanswered
                  Hang-Up Calls within ten seconds, and B = calls deriving from the personalized service within a 1/2 hour interval.

                  SERVICE LEVEL I - FINANCIAL (NS.1F):

                  This is the weighted average of the NS.1 for the 48 x 1/2 hours in the day, with periods whose fines have been covered by the CONTRACTING PARTY replaced by the target for each interval ( 1/2 hour).

IND.03            SERVICE LEVEL II:

                  Percentage of calls deriving from personalized service and answered within 35 seconds, with their calculation formula being (A/B) x 100, where A = calls deriving from the personalized service and answered within 35 seconds, within a 1/2 hour interval, added to the total number of Unanswered
                  Hang-Up Calls within 35 seconds, and B = total number of calls deriving from the personalized service within a 1/2 hour interval.

5.5.2 NS.1 (FCL9-10")


   PERIOD              PERFORMANCE            DEGRADATION     FINE        CHECKED
---------------------  --------------------  ------------  -----------  ---------------
                       98% within 10"               -         [*****]

                       97% within 10"              1%         [*****]

                       96% within 10"              2%         [*****]

DAILY PMM  09H - 11H   95% within 10"              3%         [*****]

           14H - 16H   94% within 10"              4%         [*****]   Every  1/2 hour

           20H - 22H   93% within 10"              5%         [*****]

                       92% within 10"              6%         [*****]

                       91% within 10"              7%         [*****]

                       90% within 10"              8%         [*****]

                       89% within 10"              9%         [*****]

                       88% within 10"              10%        [*****]

                       Below 88% within 10"         -

5.5.3             NS.2 (FCL9-35")


      PERIOD             PERFORMANCE         DEGRADATION     FINE          CHECKED
---------------------  --------------------  ------------  -----------  ---------------
                       100% within 35"             -        [*****]

                       99% within 35"             1%        [*****]

                       98% within 35"             2%        [*****]

                       97% within 35"             3%        [*****]

                       96% within 35"             4%        [*****]

          09H - 11H    95% within 35"             5%        [*****]     Every 1/2 hour.

DAILY PMM 14H - 16H    94% within 35"             6%        [*****]

          20H - 22H    93% within 35"             7%        [*****]

                       92% within 35"             8%        [*****]

                       91% within 35"             9%        [*****]

                       90% within 35"             10%       [*****]

                       Below 90% within 35"        -

6. HUMAN RESOURCES

6.1. Staff Selection

      6.1.1. The following Table presents the curricular requirements to be taken into consideration for the recruitment and selection of candidates for the Positions listed in this Table:

Services         Position     Education         Experience        Information Technology
--------------  ------------  -------------  -------------------  ----------------------
                                             Information; six
Services        Operator I     High School   months Customer        Windows environment
                                 Diploma     Service

                                             (desirable)

                Operator II    High School   6 months Operator I    Windows environment
                                 Diploma     (desirable)

                                             1 year  Supervisor
                Supervisor    Undergraduate  Customer Service             Office
                               (desirable)   (desirable)


6.2. Training

      6.2.1. The CONTRACTED PARTY is responsible for training its staff in response and negotiation techniques, as well as transferring all the training supplied by the CONTRACTING PARTY.

      6.2.2. The CONTRACTING PARTY will be responsible for the multiplicatory agent training sessions required to render the services covered by this Annex, such as: training sessions focused on the legacy systems, products and services required to perform the operating activities, in addition to the costs of such training sessions, but with no responsibility for the infrastructure that will transfer these activities to the operators.

6.3. Initial Training

      6.3.1. The following Table presents the Modules constituting the Capacity-Building Program for new employees hired by the CONTRACTED PARTY. The Parties may update the content of these Programs at any time in order to adapt them to the requirements of the operations, provided that common agreement is reached thereon.

                                     OPERATOR    QUALITY MONITOR    SUPERVISOR
                                    ----------   ---------------    ------------
BEHAVIOR MODULE

Basic Customer Care
Procedures.                              X             X                  X

ORGANIZATION MODULE

Overview of Telecommunications,
Organizational / Institutional
Aspects Telemar.                         X             X                  X

OPERATIONS MODULE

Legacy Systems, Scripts and
Procedures.                              X             X                  X

MONITORING MODULE

Monitoring, Recording and
Feedback Procedures.                                   X

ADMINISTRATION AND
LEADERSHIP MODULE / Staff and
Team Management                                                           X

6.3.2. The CONTRACTED PARTY should ensure that the operators begin work only after they have completed the Initial Training Module, having obtained grades that comply with the pre-defined approval ratings.

6.4.  Capacity-building

      6.4.1. The CONTRACTED PARTY should schedule the Capacity-Building Training Sessions, based on the following criteria:

SERVICES GROUP (104)            Monitoring                 20 min/month
                                Training                   360 min/month

      6.4.2. The CONTRACTED PARTY plan ahead and assign high priority to the Capacity-Building Training Sessions in order to restore satisfactory operator service standards, as described below:

            a.    Operators scoring monitoring grades below 85 (eighty five);

            b. Operators with scores below the acceptable standard stipulated in the Quality Certification process (CEQUAL);

            c. Unsatisfactory results in the Customer Satisfaction Survey or Operator Performance Quality Monitoring services;

            d. Results rated as unsatisfactory by ANATEL in terms of Operator conduct;

            e. Alterations to processes, procedures, business rules and / or technology that affect the operator services.

      6.4.3. Any hypotheses not covered in this document and situations where the volume of Training Sessions required exceeds the implementation capacity thereof, will be agreed upon by the Parties.

      6.4.4. The duration of the Capacity-Building Training Sessions should comply with the Table in Item 6.4.1 of this Annex.

      6.4.5. For Capacity-Building purposes, the training times allocated to topics and priorities as defined by the Monitoring and Satisfaction Surveys Ratings will be taken under consideration, ensuring that the duration thereof is assigned to subjects ranked as high priority.

      6.4.6. The Parties should agree on the duration (in hours) of the Capacity-Building Training Sessions, required for special responses:
      Micro-Enterprises, Diamond, Velox, DVI and new services.

      6.4.7. The CONTRACTED PARTY should schedule the Training Sessions in compliance with the operator workloads, so that the service standards are not adversely affected thereby, necessarily sized to the scale of the operator capacity-building and training schedules.

      6.4.8. The CONTRACTED PARTY should forward to the training and capacity-building schedule for each site to the CONTRACTING PARTY on a monthly basis, with information on the services covered by the Training Sessions, the number of operators to be trained, duration (in hours), and the location of the Training Sessions.

      6.4.9. The CONTRACTED PARTY should forward to the CONTRACTING PARTY a Monthly Training Control Report covering the last month and containing pertinent information, such as attendance and grades (where applicable).

6.5. Additional Training Sessions

      a. For Training Sessions not covered in Items 6.3 and 6.4, the CONTRACTING PARTY should draw up a training schedule for the Multiplicatory Agents, lasting no more than 10 (ten) days, to be delivered to the CONTRACTED PARTY with advance notice of 2 (two) days prior to the start of the Training Sessions. The CONTRACTED PARTY should ensure that its Multiplicatory Agents are available, provided that they are not involved in other Training Sessions.

      b. The CONTRACTED PARTY should draw up the Operator Training Program with the objective of implementing the effective rendering of the services within no more than 15 (fifteen) days, as from the end of the Multiplicatory Agent Training Sessions.

      c. Should the CONTRACTING PARTY request a Training Plan that requires overtime or unforeseen outlays, such outlays will be for the account thereof, with such amounts being estimated and agreed among the Parties prior to the start of the Training Sessions.

      d. Should the Operator Training Program exceed 10 (ten) days, the CONTRACTING PARTY should draw up a training schedule that does not adversely affect the Performance Ratings (SLA) of the operations.

7. DURATION

The services listed in this chart will be supplied for a period of 06 (six) years. On expiry of this period, the supply of the services will be automatically renewed for 5 (five) years, unless any of the Parties decide otherwise. Should any of the Parties decide not to extend the contract, the Party adopting such decision should notify the other with advance notice of 180 (one hundred and eighty) days, all as stipulated in Item 14.1 of the Services Agreement regulating the business relationship in question.

8. REDUCTION OF SERVICE

The Parties hereby agree that the CONTRACTING PARTIES may reduce one or all of the services constituting this product called "104 -- Services", rendered by the CONTRACTED PARTY, provided the respective impact thereof does not result in an annual reduction of more than [*****] of the revenues posted over the past 12 (twelve) months by the CONTRACTED PARTY for this product. When such reduction exceeds [*****], the additional amount will be considered as partial rescission, being subject to a rescissory fine in such case equivalent to the amount corresponding to the amount by which the monthly revenues are reduced, multiplied by [*****]. This amount should be calculated without including the [*****] reduction permitted as described above, taking into consideration only the amount exceeding the reduction limit allowed for the CONTRACTING PARTY. The fine should be paid by the CONTRACTING PARTY reducing the services requested from the CONTRACTED PARTY, both adopting this stance and taking the proportional aspects of the revenues into consideration.

5. Credit Recovery Unit -- Telemar

The annual estimated fee for this service is [*****]

5.1 Services Chart, Prices, General Characteristics, Performance Ratings (SLA)

BILLING

Retail: Variable Remuneration

Specialized Collection: Full Attendance Position (PA)

OPERATING HOURS

                Service                                                    Operating Hours
------------------------------------------               -----------------------------------------------------
Retail -- Tele-Collections                               Defined by the CONTRACTED PARTY, in compliance with
                                                         the business strategy
Retail -- Voice Message

Specialized Collection --  Tele-Collections              08:00h -- 17:42h -- Monday -- Friday

                 Service                              Site                          Amount (R$)
------------------------------------------            ----            ----------------------------------------
                                                       CE                           [*****]

Specialized Collection -  Tele-Collections             MG                           [*****]

Retail Back Office - Settlement in Installments        CE                           [*****]
- Terminals Removed

                                                       MG

Retail - Tele-Collections                              CE             Variable Remuneration (Item 4)

GENERAL CHARACTERISTICS:

1.    PURPOSE

      1.1. To recover credits from Telemar customers in default by rendering services through the Call Center and Voice Message channels, duly defined in this document.

2.    SCOPE OF SERVICE

      2.1.  Segmentation of the Operations:

            2.1.1. Retail:

                  - Unpaid bills, with no settlement through installments included, issued by the Retail Business Unit in arrears >= 10 and <= 90 days, with a debt >= R$ 25.00.

                  - Unpaid bills, with no settlement through installments included, issued by the Retail Business Unit in arrears >= 10 and <= 90 days, with a CPF/CNPJ Tax No. debt <= R$ 2,999.99.

                  - Unpaid bills, with no settlement through installments included, issued by the Retail Business Unit in arrears >= 2 and <= 35 days, with a CPF/CNPJ Tax No. debt <= R$ 2,999.99.

                  - Settlement through Installments for customers of the Retail Business Unit and CPF/CNPJ Tax No. Corporate Business Unit <= R$ 2,999.99 that are removed.

            2.1.2. Specialized Collections:

                  - Terminals in arrears of Corporate Business Unit with bills >= 30 and <= 180 days in arrears and total debt x CPF/CNPJ Tax No. >= R$ 3,000.00.

            2.1.3. Both of these operations cover all the branches of the
                   CONTRACTING PARTY.

      2.2.  Strategy:

            2.2.1. Retail: All administration should be handled by the
                   CONTRACTED PARTY.

                   - All alterations in the strategy will be advised with 24 (twenty-four) hours notice to the CONTRACTING PARTY.

            2.2.2. Specialized Collections: All administration should be handled by the CONTRACTED PARTY and notified to the CONTRACTING
                   PARTY.

                   - All alterations in the strategy will be advised with 24 (twenty-four) hours notice to the CONTRACTED PARTY.

3.    INLOADS AND OUTLOADS

      3.1. On Friday every week, the CONTRACTING PARTY should forward 100% of the additional overdue bills to the CONTRACTED PARTY (additional to the last inload batch), pursuant to the criteria in Items 2.1.1 and 2.1.2, which may not exceed the days in arrears as specified below:

                  - Retail Operation: Bills >= 10 and <= 16 days in arrears and bills with settlements through installments included >= 2 and <= 9 days in arrears.

                  - Specialized Collection Operation: Bills >=30 and <=36 days in arrears.

            3.1.1. The CONTRACTING PARTY should forward the inload data promptly at the scheduled time, as specified below:

                        - BA and MG Regional Offices: Every Saturday by midday.

                        - Rio de Janeiro Regional Office: every Saturday by 17:00 hours.

                        - CE and PE Regional Offices: Every Sunday by midday.

      3.2. Every day, the CONTRACTING PARTY should forward 100% of the additional outload bills to the CONTRACTED PARTY (additional to the last outload batch) for reasons of payment and other motives.

            3.2.1. The CONTRACTING PARTY should forward the outload data strictly on schedule, as specified below:

                        - BA, MG, RJ, CE and PE Regional Offices: Tuesday - Saturday inclusive by 08:00 hours

            3.2.2. The CONTRACTED PARTY will automatically outload all bills for a terminal due to expiry of period, under the following conditions:

                  - Most recent bill for the terminal under the Retail Business Unit and in arrears >= 101 days.

                  - Most recent bill for the terminal under the Corporate Business Unit, CPF/CNPJ Tax No. <=R$ 2,999.99 and in arrears >=101 days.

                  - Most recent bill for the terminal under the Corporate Business Unit, CPF/CNPJ Tax No. >=R$ 3,000.00 and in arrears >=195 days.

                  - Bill including settlement through installments in arrears >=46 days and the most recent bill for the terminal in arrears >=46 days.

      3.3. Any alteration to the inload and outload processes will be subject to prior analysis by the CONTRACTED PARTY in order to assess its impacts and determine the deadlines and costs thereof.

4.    BILLING

      4.1.  Variable Remuneration Calculation Model

            4.1.1. Retail: The variable remuneration calculation takes place through weighting the following variables:

              4.1.1.1. Reversal of Billing Harvest:

                  - The Billing Harvest is defined as the set of all overdue bills, as specified in Items 2.1.1 and 3.0, forwarded by the CONTRACTING PARTY and inloaded by the CONTRACTED PARTY, whose due dates refer to a specific billing month of the CONTRACTING PARTY.

                  - The CONTRACTING PARTY will remunerate the CONTRACTED PARTY at 0.94% (zero point nine four per cent) of the amounts recovered on the bills forwarded by the CONTRACTING PARTY for collection by the CONTRACTED PARTY.

                  - The annual target set for the CONTRACTED PARTY is 88.0% (eighty eight per cent) of the reversal of the bills paid up to 90 (ninety) consecutive days in arrears on the amount to be collected through the Billing Harvest (called the "roll-over fee"). This percentage is broken out each month as agreed between the Parties. Depending on the collections performance in terms of this target for the "roll-over fee" (88.0%), the remuneration of the CONTRACTED PARTY will increase or decrease as described below:

                                The CONTRACTING PARTY will pay additional remuneration consisting of 0.25% (zero point two five per cent) for each 0.88% (zero point eight eight per cent) over the percentage target of the "roll-over fee" agreed to between the Parties (88.0%). The same will occur for the remuneration reduction indicator, using a percentage of 0.08% (zero point zero eight per cent) for each 0.88% (zero point eight eight per cent) that the CONTRACTED PARTY performs below target (88.0%).

                  - There is also a step-up or step-down for the basic monthly amount of the Billing Harvest of R$ 420 million (four hundred and twenty million Reais) in collections. For a variation of more than 1% (one per cent) of this volume, 0.025% (zero point zero two five per cent) will be added to the basic remuneration rate. For a variation in volumes of less than 1% (one per cent), the basic remuneration rate will be reduced by 0.025% (zero point zero two five per cent). The threshold for the Billing Harvest value is R$ 400 million (four hundred million Reais), with no remuneration reduction index above this volume.

              4.1.1.2. Cancellation of Terminals:

                  - Monthly terminals removed target as agreed periodically among the Parties.

                  - Bonus of R$ 10.00 for each terminal not cancelled (over target), with the maximum bonus level being 10% (ten per cent) above target.

                  - Penalty of R$ 5.00 (five Reais) for each terminal cancelled above target, with the penalty ceiling being 15% (fifteen per cent) above target.

                  - Only terminals with open service orders for removal will be taken under consideration for cancellation, other than those removed due to failure to pay the connection fees and for total cut-off due to non-payment (BPI).

              4.1.1.3. Settlement through Installments:

                  - The CONTRACTING PARTY will pay the CONTRACTED PARTY the amount of R$ 4,730.00 x Attendance Positions (PA) / month (CE SITE value) for handling settlements through installment for terminals removed.

      4.1.2. Specialized Collections: The calculation of the payment per Attendance Position (PA) is undertaken as follows:

      -     N degrees of Attendance Positions (PAs) / Site X Attendance Position
            (PA) Value (according to the Table in this Annex)

4.2.  Calculation Periods:

      4.2.1. Retail:

      - The CONTRACTED PARTY and the CONTRACTING PARTY will check the Billing Harvest recovery rates for the last 3 (three) complete months by the 15th (fifteenth) day of each month, using the Billing Harvest Report as a checking tool, as agreed by the Parties, and applying the rules specified in Item 4.1.1.

      - The Parties hereby agree that billing for the remuneration on Terminal Cancellation is based on the outcome of the calculations covering the first to the final day of the previous month.

      - In case of total or partial loss of data on some variable, after making every attempt to recover the information, the CONTRACTING PARTY will remunerate the CONTRACTED PARTY by substituting the data for the adversely affected period through an average indicator for the past three months.

      4.2.2. Specialized Collections:

      -     The Parties agree that metering the number of Attendance Positions
            (PAs) for billing these operations will run from the 16th (sixteenth) day of the previous month through to the 15th (fifteenth) day of the current month.

      4.2.3. Any Other Services categorized as Recovery of Retail Credit that may need to be contracted by the CONTRACTING PARTY or offered by the CONTRACTED PARTY will be added to this Annex as an Amendment hereto, having been discussed in a specific Forum.

5.    HUMAN RESOURCES

5.1.  Staff Selection

            5.1.1. The following Table presents the curricular requirements to be taken into consideration for the recruitment and selection of candidates for the Positions listed in this Table:

5.2.  Training

            5.2.1. The CONTRACTED PARTY is responsible for training its staff in response and negotiation techniques, as well as transferring all the training supplied by the CONTRACTING

            5.2.2. The CONTRACTING PARTY will be responsible for the Multiplicatory Agent Training Sessions required to render the services covered by this Annex, such as: training sessions focused on the legacy systems, products and services required to perform the operating infrastructure that will transfer these activities to the operators.

5.3. Initial Training

            5.3.1. The following Table presents the Modules constituting the Capacity-Building Program for new employees hired by the CONTRACTED PARTY. The Parties may update the content of these Programs at any time in order to adapt them to the requirements of the operations, provided that common agreement is reached thereon.

                                                 OPERATOR           QUALITY MONITOR         SUPERVISOR
BEHAVIOR MODULE

Basic Customer Care Procedures.                      X                      X                    X

ORGANIZATION MODULE

Overview of Telecommunications,                      X                      X                    X
Organizational / Institutional Aspects
Telemar.

OPERATIONS MODULE

Legacy Systems, Scripts and Procedures.              X                      X                    X

MONITORING MODULE

Monitoring, Recording and Feedback                                         X
Procedures.

ADMINISTRATION AND LEADERSHIP MODULE /                                                           X
Staff and Team Management

      5.3.2. The CONTRACTED PARTY should ensure that the operators begin work only after they have completed the Initial Training Module, having obtained grades that comply with the pre-defined approval ratings.

5.4.  Capacity-building

      5.4.1. The CONTRACTED PARTY should schedule the Capacity-Building Training Sessions on the bases of the following criteria:

GROUP UP                          Monitoring                     20 min/ month
                                   Training                     360 min/ month

      5.4.2. The CONTRACTED PARTY plan ahead and assign high priority to the Capacity-Building Training Sessions in order to restore satisfactory operator service standards, as described below:

            a. Operators scoring monitoring grades below 85 (eighty five);

            b. Operators with scores below the acceptable standard stipulated in the Quality Certification process (CEQUAL);

            c. Unsatisfactory results in the Customer Satisfaction Survey or Operator Performance Quality Monitoring services;

            d. Results rated as unsatisfactory by ANATEL in terms of Operator conduct;

            e. Alterations to processes, procedures, business rules and / or technology that affect the operator services.

      5.4.3. Any hypotheses not covered in this document and situations where the volume of Training Sessions required exceeds the implementation capacity thereof, will be agreed upon by the Parties.

      5.4.4. The duration of the Capacity-Building Training Sessions should comply with the provisions in Item 4.4 of this Annex.

      5.4.5. For Capacity-Building purposes, the training times allocated to topics and priorities as defined by the Monitoring and Satisfaction Surveys Ratings will be taken under consideration, ensuring that the duration thereof is assigned to subjects ranked as high priority.

      5.4.6. The Parties should agree on the duration (in hours) of the Capacity-Building Training Sessions, required for special responses and new services.

      5.4.7. The CONTRACTED PARTY should schedule the Training Sessions in compliance with the operator workloads, so that the service standards are not adversely affected thereby, necessarily sized to the scale of the operator capacity-building and training schedules.

      5.4.8. The CONTRACTED PARTY should forward to the training and capacity-building schedule for each site to the CONTRACTING PARTY on a monthly basis, with information on the services covered by the Training Sessions, the number of operators to be trained, duration (in hours), and the location of the Training Sessions.

      5.4.9. The CONTRACTED PARTY should forward to the CONTRACTING PARTY a Monthly Training Control Report covering the last month and containing pertinent information, such as attendance and grades (where applicable).

5.5.  Additional Training Sessions

            a. For Training Sessions not covered in Items 5.3 and 5.4, the CONTRACTING PARTY should draw up a training schedule for the Multiplicatory Agents, lasting no more than 10 (ten) days, to be delivered to the CONTRACTED PARTY with advance notice of 2 (two) days prior to the start of the Training Sessions. The CONTRACTED PARTY should ensure that its Multiplicatory Agents are available, provided that they are not involved in other Training Sessions.

            b. The CONTRACTED PARTY should draw up the Operator Training Program with the objective of implementing the effective rendering of the services within no more than 15 (fifteen) days, as from the end of the Multiplicatory Agent Training Sessions.

            c. Should the CONTRACTING PARTY request a Training Plan that requires overtime or unforeseen outlays, such outlays will be for the account thereof, with such amounts being estimated and agreed among the Parties prior to the start of the Training Sessions.

            d. Should the Operator Training Program exceed 10 (ten) days, the CONTRACTING PARTY should draw up a training schedule that does not adversely affect the Performance Ratings (SLA) of the operations.

6.    DURATION

The services listed in this chart will be supplied for a period of 5 (five) years. On expiry of this period, the supply of the services will be automatically renewed for 5 (five) years, unless any of the Parties decide otherwise. Should any of the Parties decide not to extend the contract, the Party adopting such decision should notify the other with advance notice of 180 (one hundred and eighty) days, all as stipulated in Item 14.1 of the Services Agreement regulating the business relationship in question.

7.    REDUCTION OF SERVICE

The Parties hereby agree that the CONTRACTING PARTIES may reduce one or all of the services constituting this product called "Credit Recovery Unit", rendered by the CONTRACTED PARTY, provided the respective impact thereof does not result in an annual reduction of more than [*****] of the revenues posted over the past 12 (twelve) months by the CONTRACTED PARTY for this product. When such reduction exceeds [*****], the additional amount will be considered as partial rescission, being subject to a rescissory fine in such case equivalent to the amount corresponding to the amount by which the monthly revenues are reduced, multiplied by [*****]. This amount should be calculated without including the [*****] reduction permitted as described above, taking into consideration only the amount exceeding the reduction limit allowed for the CONTRACTING PARTY. The fine should be paid by the CONTRACTING PARTY reducing the services requested from the CONTRACTED PARTY, both adopting this stance and taking the proportional aspects of the revenues into consideration respectively.

6. Velox/DVI Assistance

The annual estimated fee for this service is [*****]

6.1 Services Chart, Prices, General Characteristics, Performance Ratings (SLA)

BILLING: Full Attendance Position (PA)

OPERATING HOURS: 24 hours x seven days x week

BILLING PERIOD: from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month

SITE : RJ

                                               R$                                   R$
                                                                         (after first three years of
Service                              (first three years of contract)*           contract)**
DVI Services                                [*****]                             [*****]

Velox Level 1 Service                       [*****]                             [*****]

Velox Level 2 Service                       [*****]                             [*****]

* Prices with discount for the first three years, due to the use of partially depreciated call center assets, acquired from Telemar.

**These amounts will be subject to annual monetary restatement in compliance with Clause 8.8 of this Agreement.

GENERAL CHARACTERISTICS:

1.  Attendance Position (PA)

      The period for implementing the resized new services will depend on the technical resources required and the length of time needed to recruit and train the Human Resources, specifically for each service required by the CONTRACTING PARTY, which should be agreed among the Parties.

      For the current services, the implementation period of this resizing process should comply with the duration (in hours) of the Training Sessions stipulated for each contracted service.

      In view of the possibility of the CONTRACTED PARTY providing customer services through additional Attendance Positions (PAs), the Parties will agree on such increase, in addition to alterations to the price thereof, providing collateral covering the amounts due as payment thereon.

      In order to handle any possible future campaigns, whose dates should be notified by the CONTRACTING PARTY, the increase in the stipulated number of Attendance Positions (PAs) should always comply with the availability of the site(s) being requested by the CONTRACTED PARTY with advance notice of 3 (three) business days, for operations on Saturdays, Sundays and Holidays, and with advance notice of 15 (fifteen) days for operations on business days. It is hereby established that such periods may be altered through common agreement between the Parties.

      The period for contracting the Attendance Positions (PAs) that will be included in the services may not be less than 30 (thirty) days.

      Any reduction in the Attendance Positions (PAs) should be requested by the CONTRACTING PARTY with advance notice of 15 (fifteen) days and may not exceed the 10% (ten per cent) monthly average quantity of Attendance Positions (PAs) established for these services, with it being hereby agreed that the Parties may concur on a shorter period and / or alteration to the above percentage, should this be possible for the Customer Service.

      Should the reduction in the Attendance Positions (PAs) requested by the CONTRACTING PARTY result in a fraction, it is hereby agreed that this will correspond to the full unit higher than such fraction.

2.    BILLING

2.1 Halts in the Operations

      2.1.1 In case of any events that may halt the operations, the causes thereof should be identified, in order to establish the appropriate responsibilities and liabilities, as follows:

      2.1.2 When the causes are related to personnel management and / or maintenance contracts covering the technological facilities, the liability will be assigned to the CONTRACTED PARTY, which should issue invoices in compliance with the operations effectively carried out.

      2.1.3 When the causes are related to the infrastructure and / or lack of investments in technology under the responsibility of the CONTRACTING PARTY, it should remunerate the operation, considered for billing purposes:

            Services contracted by the Attendance Position (PA): Billing at 100% (one hundred per cent) of the Attendance Positions (PAs) approved for the period;

      2.1.4. For other occurrences, such as partial interruptions, outside events, brief downtime or slowdowns in the system that may affect the performance of the operations and that were proven to have been caused for matters that are the sole responsibility of the CONTRACTING PARTY, it should remunerate the CONTRACTED PARTY, replacing the adversely affected period by a similar period calculated on the basis of the historical records for the 3 (three) previous months.

2.2 Loss of billing information

      2.2.1 In situations where there is a partial or total loss of billing information for a period, once all attempts have been exhausted to recover the information, the CONTRACTING PARTY should remunerate the CONTRACTED PARTY, replacing the adversely affected period by a similar period calculated on the basis of the historical records for the 3 (three) previous months.

2.3 The billing for the services contracted by the Attendance Position (PA) should be undertaken on the basis of the following conditions:

            a. On the 16th (sixteenth) day of the month in which the service is rendered, the CONTRACTED PARTY will determine, jointly with the CONTRACTING PARTY, the average number of Attendance Positions (PAs) logged for the month, calculated as follows:

                  Average number of Attendance Positions (PAs) logged in the month = Average number of Attendance Positions (PAs) logged during the business days of the month.

                  Definitions:

                  a) X = CONTRACTED ATTENDANCE POSITIONS (PAS)

                  Number of Attendance Positions (PAs) contracted by the customer

                  b) Y = DIFFERENCE IN ATTENDANCE POSITIONS (PAS) LOGGED ON / ACTUAL X PLANNED

                  Actual number of Attendance Positions (PAs) logged on - Planned number of Attendance Positions (PAs) logged on, for each -1/2-hour interval .

                  c) W = (sigma) (DIFFERENCE IN ATTENDANCE POSITIONS (PAS) LOGGED ON / ACTUAL X PLANNED) / 12

                  Sum of the Difference between the Actual and Planned Attendance Positions (PAs) logged on during the 48 x -1/2 hours of the day, divided by 12 (number of intervals worked by the operator).

                  d) X -- W = ATTENDANCE POSITIONS (PAS) LOGGED ON / DAY

                  Attendance Positions (PAs) contracted -- (sigma) Difference between Actual and Planned

                  Attendance Positions (PAs) logged on

                  e) AVERAGE ATTENDANCE POSITIONS (PAS) LOGGED ON DURING BUSINESS DAYS = (sigma) NUMBER OF ATTENDANCE POSITIONS (PAS) LOGGED ON DURING BUSINESS DAYS

                                                 NUMBER OF BUSINESS DAYS

2.3.1. The Attendance Positions (PAs) will be deemed active when occupied for at least four consecutive hours logged under any of the status situations listed below:

            a. In service (conversation, hold and / or post-service);

            b. Paused, provided that this does not exceed 25 minutes;

            c. Waiting to attend.

3. PERFORMANCE RATINGS (SLA)

3.1 SERVICE LEVEL I - Calls answered within 10 seconds

                  OPERATIONS INDICATORS             TARGET   CHECKED
------------------------------------------------    ------   -------
IND 01 NS I - % Calls answered within 10 seconds      88%     Daily

Key Account                                           95%     Daily

Major Accounts                                        95%     Daily

Support for Major Accounts                            95%     Daily

3.2 SERVICE LEVELS I and II -- ANATEL Metering Day (DDX)

                 OPERATIONS INDICATORS                       TARGET      CHECKED
--------------------------------------------------------     ------     ---------
IND 01 NS I - % Calls Answered within 10 seconds - (PMM)        98%     -1/2 hour

IND 02 NS II - % Calls Answered within 35 seconds              100%     -1/2 hour

4. HUMAN RESOURCES

4.1. Staff Selection

        4.1.1. The following Table presents the curricular requirements to be taken into consideration for the recruitment and selection of candidates for the Positions listed in this Table:

                                                               Information
Services   Position         Education          Experience      Technology
--------  -----------  -------------------  -----------------  ------------
                                            Information; six   Windows
                                            months Customer    environment
          Operator I   High School Diploma  Services
                                            (desirable)


Services  Operator II  High School Diploma  6 months Operator  Windows
                                            I (desirable)      environment

                                            1 year Supervisor
                          Undergraduate     Customer Services
          Supervisor       (desirable)      (desirable)        Office

4.2. Training

      4.2.1. The CONTRACTED PARTY is responsible for training its staff in response and negotiation techniques, as well as transferring all the training supplied by the CONTRACTING PARTY.

      4.2.2. The CONTRACTING PARTY will be responsible for the Multiplicatory Agent Training Sessions required to render the services covered by this Annex, such as: training sessions focused on the legacy systems, products and services required to perform the operating activities, in addition to the costs of such training sessions, but with no responsibility for the infrastructure that will transfer these activities to the operators.

4.3. Initial Training

      4.3.1. The following Table presents the Modules constituting the Capacity-Building Program for new employees hired by the CONTRACTED PARTY. The Parties may update the content of these Programs at any time in order to adapt them to the requirements of the operations, provided that common agreement is reached thereon.

                                                    QUALITY
                                          OPERATOR  MONITOR  Supervisor
                                          --------  -------  ----------
BEHAVIOR MODULE

Basic Customer Care Procedures.               X        X         X

ORGANIZATION MODULE

Overview of                                   X        X         X

Telecommunications, Organizational /
Institutional Aspects - Telemar.

OPERATIONS MODULE

Legacy Systems, Scripts and Procedures.   X         X        X

MONITORING MODULE

Monitoring, Recording and Feedback                  X
Procedures.

ADMINISTRATION AND LEADERSHIP MODULE /
Staff and Team Management                                    X

      4.3.2. The CONTRACTED PARTY should ensure that the operators begin work only after having completed the Initial Training Module, having obtained grades that comply with the pre-defined approval ratings.

..4. Capacity building

      4.4.1. The CONTRACTED PARTY should schedule the Capacity-Building Training Sessions on the bases of the following criteria:

                  Monitoring    20 min/month
CORPORATE GROUP    Training     360 min/month
---------------   ----------    -------------

      4.4.2. The CONTRACTED PARTY plan ahead and assign high priority to the Capacity-Building Training Sessions in order to restore satisfactory operator service standards, as described below:

        a. Operators scoring monitoring grades below 85 (eighty five);

        b. Operators with scores below the acceptable standard stipulated in the Quality Certification process (CEQUAL);

        c. Unsatisfactory results in the Customer Satisfaction Survey or Operator Performance Quality Monitoring services;

        d. Results rated as unsatisfactory by ANATEL in terms of Operator conduct;

        e. Alterations to processes, procedures, business rules and / or technology affecting the operator services.

      4.4.3. Any hypotheses not covered in this document and situations where the volume of Training Sessions required exceeds the implementation capacity thereof, will be agreed upon by the Parties.

      4.4.4. The duration of the Capacity-Building Training Sessions should comply with the provisions in Item 4.4 of this Annex.

      4.4.5. For Capacity-Building purposes, the training times allocated to topics and priorities as defined by the Monitoring and Satisfaction Surveys Ratings will be taken into consideration, ensuring that the duration thereof is assigned to subjects ranked as high priority.

      4.4.6. The Parties should agree on the duration (in hours) of the Capacity-Building Training Sessions, required for special responses and new services.

      4.4.7. The CONTRACTED PARTY should schedule the Training Sessions in compliance with the operator workloads, so that the service standards are not adversely affected thereby, necessarily sized to the scale of the operator capacity-building and training schedules.

      4.4.8. The CONTRACTED PARTY should forward the training and capacity-building schedule for each site to the CONTRACTING PARTY on a monthly basis, with information on the services covered by the Training Sessions, the number of operators to be trained, duration (in hours), and the location of the Training Sessions.

      4.4.9. The CONTRACTED PARTY should forward to the CONTRACTING PARTY a Monthly Training and Refresher Training Control Report covering the last month and containing pertinent information, such as attendance and grades (where applicable).

4.5. Additional Training Sessions

      a. For Training Sessions not covered in Items 4.3 and 4.4, the CONTRACTING PARTY should draw up a training schedule for the Multiplicatory Agents, lasting no more than 10 (ten) days, to be delivered to the CONTRACTED PARTY with advance notice of 2 (two) days prior to the start of the Training Sessions. The CONTRACTED PARTY should ensure that its Multiplicatory Agents are available, provided that they are not involved in other Training Sessions.

      b. The CONTRACTED PARTY should draw up the Operator Training Program with the objective of implementing the effective rendering of the services within no more than 15 (fifteen) days, as from the end of the Multiplicatory Agent Training Sessions.

      c. Should the CONTRACTING PARTY request a Training Plan that requires overtime or unforeseen outlays, such outlays will be for the account thereof, with such amounts being estimated and agreed among the Parties prior to the start of the Training Sessions.

      d. Should the Operator Training Program exceed 10 (ten) days, the CONTRACTING PARTY should draw up a training schedule that does not adversely affect the Performance Ratings (SLA) of the operations.

5. DURATION

The services listed in this Chartwill be supplied for a period of 5 (five) years. On expiry of this period, the supply of the services will be automatically renewed for 5 (five) years, unless any of the Parties decide otherwise. Should any of the Parties decide not to extend the Contract, the Party adopting such decision should notify the other with advance notice of 180 (one hundred and eighty) days, all as stipulated in Item 14.1 of the Services Agreement regulating the business relationship in question.

6. REDUCTION OF SERVICE

The Parties hereby agree that the CONTRACTING PARTIES may reduce one or all of the services constituting this product called "Corporate", rendered by the CONTRACTED PARTY, provided the respective impact thereof does not result in an annual reduction of more than [*****] of the revenues posted over the past 12 (twelve) months by the CONTRACTED PARTY for this product. When such reduction exceeds [*****], the additional amount will be considered as partial rescission, being subject to a rescissory fine in such case equivalent to the amount corresponding to the amount by which the monthly revenues are reduced, multiplied by [*****]. This amount should be calculated without including the [*****] reduction permitted as described above, taking into consideration only the amount exceeding the reduction limit allowed for the CONTRACTING PARTY. The fine should be paid by the CONTRACTING PARTY reducing the services requested from the CONTRACTED PARTY, both adopting this stance and taking the proportional aspects of the revenues into consideration.

7. CORPORATE SERVICES

The annual estimated fee for this service is [*****]

7.1 Services Chart, Prices, General Characteristics, Performance Ratings (SLA).

BILLING: Full Attendance Position (PA)

OPERATING HOURS:

          Services                 Operating Hours
--------------------------   ----------------------------------
Oi Corporate                 24 hours X 7 days a week

Key Account

                             08:00h - 20:00h - Monday to Friday

Major Accounts

Support for Major Accounts

BILLING PERIOD: from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month

SITE - RJ

Prices by Full Attendance Position (PA):

        Services               R$
-------------------------    -------
Oi Corporate Service         [*****]

Oi Corporate Back Office     [*****]

Oi Corporate Service Data    [*****]

                    PRICES BY FULL ATTENDANCE POSITION (PA):

                                        R$                                         R$
       Product               (first three years of the contract)*   (after first three years of the contract)**
--------------------------   ------------------------------------   -------------------------------------------
Key Account - Telemar                       [*****]                                       [*****]

Major Accounts - Telemar                    [*****]                                       [*****]

Support for Major Accounts
- Telemar                                   [*****]                                       [*****]

* Prices with discount during the first three years, due to the use of partially depreciated call center assets, acquired from the CONTRACTING PARTY

** These amounts will be subject to monetary restatement on an annual basis, pursuant to Clause 8.8 of this Agreement

GENERAL CHARACTERISTICS:

1.1. Attendance Position (PA)

      1.1 The period for implementing the resized new services will depend on the technical resources required and the length of time needed to recruit and train the Human Resources, specifically for each service required by the CONTRACTING PARTY, which should be agreed among the Parties.

      1.2 For the current services, the implementation period of this resizing process should comply with the duration (in hours) of the Training Sessions stipulated for each contracted service.

      1.3 In view of the possibility of the CONTRACTED PARTY providing customer services through additional Attendance Positions (PAs), the Parties will agree on such increase, in addition to alterations to the price thereof, providing collateral covering the amounts due as payment thereon.

      1.4 In order to handle any possible future campaigns, whose dates should be notified by the CONTRACTING PARTY, the increase in the stipulated number of Attendance Positions (PAs) should always comply with the availability of the site(s) being requested by the CONTRACTED PARTY with advance notice of 3 (three) business days, for operations on Saturdays, Sundays and Holidays, and with advance notice of 15 (fifteen) days for operations on business days. It is hereby established that such periods may be altered through common agreement between the Parties.

      1.5 The period for contracting the Attendance Positions (PAs) that will be included in the services may not be less than 30 (thirty) days.

      1.6 Any reduction in the Attendance Positions (PAs) should be requested by the CONTRACTING PARTY with advance notice of 15 (fifteen) days and may not exceed the permitted limit of yearly reduction established for these services, with it being hereby agreed that the Parties may concur on a shorter period and / or alteration to the above percentage, should this be possible for the Customer Service.

      1.7 Should the reduction in the Attendance Positions (PAs) requested by the CONTRACTING PARTY result in a fraction, it is hereby agreed that this will correspond to the full unit higher than such fraction.

2. BILLING

2.1 Halts in the Operations

      2.1.1 In case of any events that may halt the operations, the causes thereof should be identified, in order to establish the appropriate responsibilities and liabilities, as follows:

      2.1.2 When the causes are related to personnel management and / or maintenance contracts covering the technological facilities, the liability will be assigned to the CONTRACTED PARTY, which should issue invoices in compliance with the operations effectively carried out.

      2.1.3 When the causes are related to the infrastructure and / or lack of investments in technology under the responsibility of the CONTRACTING PARTY, then it should remunerate the operation, considered for billing purposes:

        Services contracted by the Attendance Position (PA): Billing at 100% (one hundred per cent) of the Attendance Positions (PAs) approved for the period;

      2.1.4. For other occurrences, such as partial interruptions, outside events, brief downtime or slowdowns in the system that may affect the performance of the operations and that were proven to have been caused for matters that are the sole responsibility of the CONTRACTING PARTY, it should remunerate the CONTRACTED PARTY, replacing the adversely affected period by a similar period calculated on the basis of the historical records for the 3 (three) previous months.

2.2 Loss of billing information

      2.1 In situations where there is a partial or total loss of billing information for a period, once all attempts have been exhausted to recover the information, the CONTRACTING PARTY should remunerate the CONTRACTED PARTY, replacing the adversely affected period by a similar period calculated on the basis of the historical records for the 3 (three) previous months.

2.3 The billing for the services contracted by the Attendance Position (PA) should be undertaken on the basis of the following conditions:

          a. On the 16th (sixteenth) day of the month in which the service is rendered, the CONTRACTED PARTY will calculate the average number of the Attendance Positions (PAs) logged on during peak periods (HMM) (average of the -1/2 hours) for the business days from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month, jointly with the CONTRACTING PARTY, based on the Reports agreed between the Parties, and duly documented.

2.4. The Attendance Positions (PAs) will be deemed active when occupied for at least four consecutive hours logged under any of the status situations listed below:

          a. In service (conversation, hold and / or post-service);

          b. Paused, provided that this does not exceed 25 minutes;

          c. Waiting to attend.

3. PERFORMANCE RATINGS (SLA)

3.1 SERVICE LEVEL I - Calls answered within 10 seconds

                                                   TARGET   CHECKED
                                                   ------   -------
IND 01 NS I - % Calls answered within 10 seconds     88%     Daily

Key Account                                          95%     Daily

Major Accounts                                       95%     Daily

Support for Major Accounts                           95%     Daily

3.2 SERVICE LEVELS I and II -- ANATEL Metering Day (DDX)

                  OPERATIONS INDICATORS                     TARGET    CHECKED
--------------------------------------------------------    ------   ---------
IND 01 NS I - % Calls Answered within 10 seconds - (PMM)       98%   -1/2 hour
IND 02 NS II - % Calls Answered within 35 seconds             100%   -1/2 hour

4. HUMAN RESOURCES

4.1. Staff Selection

      4.1.1. The following Table presents the curricular requirements to be taken into consideration for the recruitment and selection of candidates for the Positions listed in this Table:

Services    Position     Education        Experience      Information Technology
--------   ----------   -----------  -------------------  ----------------------
Services   Operator I   High School  Information; six
                          Diploma    months Customer      Windows
                                      Services            environment

                                     (desirable)

           Operator II  High School  6 months Operator I  Windows
                          Diploma                         environment
                                     (desirable)

Services    Position      Education         Experience      Information Technology
--------   ----------   -------------  -------------------  ----------------------

                                       1 year Supervisor
                        Undergraduate  Customer Services
           Supervisor   (desirable)                         Office
                                       (desirable)

4.2. Training

      4.2.1. The CONTRACTED PARTY is responsible for training its staff in response and negotiation techniques, as well as transferring all the training supplied by the CONTRACTING PARTY.

      4.2.2. The CONTRACTING PARTY will be responsible for the Multiplicatory Agent Training Sessions required to render the services covered by this Annex, such as: training sessions focused on the legacy systems, products and services required to perform the operating activities, in addition to the costs of such training sessions, but with no responsibility for the infrastructure that will transfer these activities to the operators.

4.3. Initial Training

      4.3.1. The following Table presents the Modules constituting the Capacity-Building Program for new employees hired by the CONTRACTED PARTY. The Parties may update the content of these Programs at any time in order to adapt them to the requirements of the operations, provided that common agreement is reached thereon.

                                                     QUALITY
                                           OPERATOR  MONITOR  Supervisor
                                           --------  -------  ----------
BEHAVIOR MODULE

Basic Customer Care Procedures.                X        X         X

ORGANIZATION MODULE

Overview of Telecommunications,
Organizational / Institutional Aspects -       X        X         X
Telemar.

OPERATIONS MODULE

Legacy Systems, Scripts and Procedures.        X        X         X

MONITORING MODULE

Monitoring, Recording and Feedback                X
Procedures.

 ADMINISTRATION AND LEADERSHIP MODULE /
Staff and Team Management                               X

      4.3.2. The CONTRACTED PARTY should ensure that the operators begin work only after having completed the Initial Training Module, having obtained grades that comply with the pre-defined approval ratings.

4.4. Capacity-building

      4.4.1. The CONTRACTED PARTY should schedule the Capacity-Building Training Sessions on the bases of the following criteria:

                   Monitoring   20 min/month
CORPORATE GROUP     Training    360 min/month
---------------    ----------   -------------

      4.4.2. The CONTRACTED PARTY plan ahead and assign high priority to the Capacity-Building Training Sessions in order to restore satisfactory operator service standards, as described below:

          a. Operators scoring monitoring grades below 85 (eighty five);

          b. Operators with scores below the acceptable standard stipulated in the Quality Certification process (CEQUAL);

          c. Unsatisfactory results in the Customer Satisfaction Survey or Operator Performance Quality Monitoring services;

          d. Results rated as unsatisfactory by ANATEL in terms of Operator conduct;

          e. Alterations to processes, procedures, business rules and / or technology affecting the operator services.

      4.4.3. Any hypotheses not covered in this document and situations where the volume of Training Sessions required exceeds the implementation capacity thereof, will be agreed upon by the Parties.

      4.4.4. The duration of the Capacity-Building Training Sessions should comply with the provisions in Item 4.4 of this Annex.

      4.4.5. For Capacity-Building purposes, the training times allocated to topics and priorities as defined by the Monitoring and Satisfaction Surveys Ratings will be taken into consideration, ensuring that the duration thereof is assigned to subjects ranked as high priority.

      4.4.6. The Parties should agree on the duration (in hours) of the Capacity-Building Training Sessions, required for special responses and new services.

      4.4.7. The CONTRACTED PARTY should schedule the Training Sessions in compliance with the operator workloads, so that the service standards are not adversely affected thereby, necessarily sized to the scale of the operator capacity-building and training schedules.

      4.4.8. The CONTRACTED PARTY should forward the training and capacity-building schedule for each site to the CONTRACTING PARTY on a monthly basis, with information on the services covered by the Training Sessions, the number of operators to be trained, duration (in hours), and the location of the Training Sessions.

      4.4.9. The CONTRACTED PARTY should forward to the CONTRACTING PARTY a Monthly Training and Refresher Training Control Report covering the last month and containing pertinent information, such as attendance and grades (where applicable).

4.5. Additional Training Sessions

      a. For Training Sessions not covered in Items 4.3 and 4.4, the CONTRACTING PARTY should draw up a training schedule for the Multiplicatory Agents, lasting no more than 10 (ten) days, to be delivered to the CONTRACTED PARTY with advance notice of 2 (two) days prior to the start of the Training Sessions. The CONTRACTED PARTY should ensure that its Multiplicatory Agents are available, provided that they are not involved in other Training Sessions.

      b. The CONTRACTED PARTY should draw up the Operator Training Program with the objective of implementing the effective rendering of the services within no more than 15 (fifteen) days, as from the end of the Multiplicatory Agent Training Sessions.

      c. Should the CONTRACTING PARTY request a Training Plan that requires overtime or unforeseen outlays, such outlays will be for the account thereof, with such amounts being estimated and agreed among the Parties prior to the start of the Training Sessions.

      d. Should the Operator Training Program exceed 10 (ten) days, the CONTRACTING PARTY should draw up a training schedule that does not adversely affect the Performance Ratings (SLA) of the operations.

5. DURATION

The services listed in this chart will be supplied for a period of 5 (five) years. On expiry of this period, the supply of the services will be automatically renewed for 5 (five) years, unless any of the Parties decide otherwise. Should any of the Parties decide not to extend the Contract, the Party adopting such decision should notify the other with advance notice of 180 (one hundred and eighty) days, all as stipulated in Item 14.1 of the Services Agreement regulating the business relationship in question.

6. REDUCTION OF SERVICE

The Parties hereby agree that the CONTRACTING PARTIES may reduce one or all of the services constituting this product called "Corporate", rendered by the CONTRACTED PARTY, provided the respective impact thereof does not result in an annual reduction of more than [*****] of the revenues posted over the past 12 (twelve) months by the CONTRACTED PARTY for this product. When such reduction exceeds [*****], the additional amount will be considered as partial rescission, being subject to a rescissory fine in such case equivalent to the amount corresponding to the amount by which the monthly revenues are reduced, multiplied by [*****]. This amount should be calculated without including the [*****] reduction permitted as described above, taking into consideration only the amount exceeding the reduction limit allowed for the CONTRACTING PARTY. The fine should be paid by the CONTRACTING PARTY reducing the services requested from the CONTRACTED PARTY, both adopting this stance and taking the proportional aspects of the revenues into consideration.

8. TELEMAR RETENTION

The annual estimated fee for this service is [*****].

8.1 Services Chart, Prices, General Characteristics, Performance Ratings (SLA).

Service:  Trouble Ticket (TT) / Incoming Retention

Billing: Minute Spoken (CE SITE)

Operating Hours: 08:00h - 22:00h, Monday to Saturday.

Billing Period: from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month

Prices (Minute Spoken)

                        R$                                        R$
Site   (first three years of the contract)*   (after first three years of the contract)**
----   ------------------------------------   -------------------------------------------
 CE                     [*****]                                  [*****]

* Prices with discount during the first three years, due to the use of partially depreciated call center assets, acquired from the CONTRACTING PARTY

** These amounts will be subject to monetary restatement on an annual basis, pursuant to Clause 8.8 of this Agreement

General Characteristics:

The Trouble Ticket (TT) Incoming Retention Service assists customers wishing to cancel their telephone lines. This operation is segmented into three cells:
Silver and Bronze, Diamond and Gold, and Micro-Enterprises.

The Incoming Retention Service is contracted through the Speaking Time model, meaning that there are no Attendance Positions (PAs) contracted.

Performance Ratings (SLA) - Valid only for the CE SITE. No Performance Ratings
(SLA) have been contracted for the MG SITE.

IND.01 -- SERVICE LEVEL III

(*) Fine charged on the Minute Spoken Value

SERVICE LEVEL    FINE (*)
-------------    --------
       0         [*****]
       1         [*****]
       2         [*****]
       3         [*****]
       4         [*****]
       5         [*****]
       6         [*****]
      14         [*****]
      15         [*****]
      16         [*****]
      17         [*****]
      18         [*****]
      19         [*****]
      20         [*****]
      21         [*****]
      22         [*****]
      23         [*****]
      24         [*****]
      25         [*****]
      26         [*****]
      27         [*****]
      28         [*****]
      29         [*****]
      30         [*****]
      31         [*****]
      32         [*****]
      33         [*****]
      34         [*****]
      35         [*****]
      36         [*****]
      37         [*****]
      38         [*****]
      39         [*****]
      40         [*****]
      41         [*****]
      42         [*****]
      43         [*****]
      44         [*****]
      45         [*****]
      46         [*****]
      47         [*****]
      48         [*****]
      49         [*****]
      50         [*****]
      51         [*****]
      52         [*****]
      53         [*****]
      54         [*****]
      55         [*****]
      56         [*****]
      57         [*****]
      58         [*****]
      59         [*****]
      60         [*****]
      61         [*****]
      62         [*****]
      63         [*****]
      64         [*****]
      65         [*****]
      66         [*****]
      67         [*****]
      68         [*****]
      69         [*****]
      70         [*****]
      71         [*****]
      72         [*****]
      73         [*****]
      74         [*****]
      75         [*****]
      76         [*****]
      77         [*****]
      78         [*****]
      79         [*****]
      80         [*****]
      81         [*****]
      82         [*****]
      83         [*****]
      84         [*****]
      85         [*****]
      86         [*****]
      87         [*****]
      88         [*****]
      89         [*****]
      90         [*****]
      91         [*****]
      92         [*****]
      93         [*****]

IND.02 -- % BAD CALLS

(*) Fine charged on the value of the Minute Spoken

% BAD CALLS   FINE (*)
-----------   --------
 0% - 8%      [*****]
   8.1%       [*****]
   8.2%       [*****]
   8.3%       [*****]
   8.4%       [*****]
   8.5%       [*****]
   8.6%       [*****]
   8.7%       [*****]
   8.8%       [*****]
   8.9%       [*****]
   9.0%       [*****]
   9.1%       [*****]
   9.2%       [*****]
   9.3%       [*****]
   9.4%       [*****]
   9.5%       [*****]
   9.6%       [*****]
   9.7%       [*****]
   9.8%       [*****]
   9.9%       [*****]
  10.0%       [*****]
  10.1%       [*****]
  10.2%       [*****]
  10.3%       [*****]
  10.4%       [*****]
  10.5%       [*****]
  10.6%       [*****]
  10.7%       [*****]
  10.8%       [*****]
  10.9%       [*****]
  11.0%       [*****]
  11.1%       [*****]
  11.2%       [*****]
  11.3%       [*****]
  11.4%       [*****]
  11.5%       [*****]
  11.6%       [*****]
  11.7%       [*****]
  11.8%       [*****]
  11.9%       [*****]
  12.0%       [*****]
  12.1%       [*****]
  12.2%       [*****]
  12.3%       [*****]
  12.4%       [*****]
  12.5%       [*****]
  12.6%       [*****]
  12.7%       [*****]
  12.8%       [*****]
  12.9%       [*****]
  13.0%       [*****]
  13.1%       [*****]
  13.2%       [*****]
  13.3%       [*****]
  13.4%       [*****]
  13.5%       [*****]
  13.6%       [*****]
  13.7%       [*****]
  13.8%       [*****]
  13.9%       [*****]
  14.0%       [*****]
  14.1%       [*****]
  14.2%       [*****]
  14.3%       [*****]
  14.4%       [*****]
  14.5%       [*****]
  14.6%       [*****]
  14.7%       [*****]
  14.8%       [*****]
  14.9%       [*****]
  15.0%       [*****]
  15.1%       [*****]
  15.2%       [*****]
  15.3%       [*****]
  15.4%       [*****]
  15.5%       [*****]
  15.6%       [*****]
  15.7%       [*****]
  15.8%       [*****]
  15.9%       [*****]
  16.0%       [*****]
  16.1%       [*****]
  16.2%       [*****]
  16.3%       [*****]
  16.4%       [*****]
  16.5%       [*****]
  16.6%       [*****]
  16.7%       [*****]
  16.8%       [*****]
  16.9%       [*****]
  17.0%       [*****]
  17.1%       [*****]
  17.2%       [*****]

IND.03 --  RETENTION INDEX

(*) Accelerator applied to the Minute Spoken value

Performance   ACCELERATOR (*)  FROM        TO      PERIOD
-----------   --------------- -------   -------    ------
60% - 64.9%        0.5%       [*****]   [*****]

65% - 69.9%         1%        [*****]   [*****]

70% - 74.9%        1.5%       [*****]   [*****]

75% - 79.9%         2%        [*****]   [*****]
                                                   Monthly
80% - 84.9%        2.5%       [*****]   [*****]

85% - 89.9%         3%        [*****]   [*****]

90% - 94.9%        3.5%       [*****]   [*****]

95% - 100%          4%        [*****]   [*****]

IND.04 -- % TMK MARKING

(*) Fine charged on the Minute Spoken Value

              MARKING FINE
TMK MARKING        (*)
-----------   ------------
   90.0%         [*****]
   90.1%         [*****]
   90.2%         [*****]
   90.3%         [*****]
   90.4%         [*****]
   90.5%         [*****]
   90.6%         [*****]
   90.7%         [*****]
   90.8%         [*****]
   90.9%         [*****]
   91.0%         [*****]
   91.1%         [*****]
   91.2%         [*****]
   91.3%         [*****]
   91.4%         [*****]
   91.5%         [*****]
   91.6%         [*****]
   91.7%         [*****]
   91.8%         [*****]
   91.9%         [*****]
   92.0%         [*****]
   92.1%         [*****]
   92.2%         [*****]
   92.3%         [*****]
   92.4%         [*****]
   92.5%         [*****]
   92.6%         [*****]
   92.7%         [*****]
   92.8%         [*****]
   92.9%         [*****]
   93.0%         [*****]
   93.1%         [*****]
   93.2%         [*****]
   93.3%         [*****]
   93.4%         [*****]
   93.5%         [*****]
   93.6%         [*****]
   93.7%         [*****]
   93.8%         [*****]
   93.9%         [*****]
   94.0%         [*****]
   94.1%         [*****]
   94.2%         [*****]
   94.3%         [*****]
   94.4%         [*****]
   94.5%         [*****]
   94.6%         [*****]
   94.7%         [*****]
   94.8%         [*****]
   94.9%         [*****]
   95.0%         [*****]
   95.1%         [*****]
   95.2%         [*****]
   95.3%         [*****]
   95.4%         [*****]
   95.5%         [*****]
   95.6%         [*****]
   95.7%         [*****]
   95.8%         [*****]
   95.9%         [*****]
   96.0%         [*****]
   96.1%         [*****]
   96.2%         [*****]
   96.3%         [*****]
   96.4%         [*****]
   96.5%         [*****]
   96.6%         [*****]
   96.7%         [*****]
   96.8%         [*****]
   96.9%         [*****]
   97.0%         [*****]
   97.1%         [*****]
   97.2%         [*****]
   97.3%         [*****]
   97.4%         [*****]
   97.5%         [*****]
   97.6%         [*****]
   97.7%         [*****]
   97.8%         [*****]
   97.9%         [*****]
   98.0%         [*****]
   98.1%         [*****]
   98.2%         [*****]
   98.3%         [*****]
   98.4%         [*****]
   98.5%         [*****]
   98.6%         [*****]
   98.7%         [*****]
   98.8%         [*****]
   98.9%         [*****]
   99.0%         [*****]
   99.1%         [*****]
   99.2%         [*****]
   99.3%         [*****]
   99.4%         [*****]
   99.5%         [*****]
   99.6%         [*****]
   99.7%         [*****]
   99.8%         [*****]
   99.9%         [*****]
   100.0%        [*****]

8.2 Services Chart, Prices, General Characteristics, Performance Ratings (SLA).

SERVICE: Velox Incoming Retention

BILLING: by Attendance Position (PA)

OPERATING HOURS: 08:00h - 22:00h, Monday to Saturday.

BILLING PERIOD: from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month

Prices:

                       R$                                       R$
Site  (first three years of contract)*    (after first three years of the contract)**
----  --------------------------------    -------------------------------------------

 CE                  [*****]                                    [*****]

* Prices with discount during the first three years, due to the use of partially depreciated call center assets, acquired from the CONTRACTING PARTY.

** These amounts will be subject to monetary restatement on an annual basis, pursuant to Clause 8.8 of this Agreement

General Characteristics:

Consists of specialized services for customers wishing to cancel their Velox product, providing them with full information and listing the benefits as required to keep them in our base. Our intention is not only to retain our customers, but also to build up their loyalty.

8.3 Services Chart, Prices, General Characteristics, Performance Ratings (SLA).

Service: SI Incoming Retention

Billing: by Attendance Position (PA)

Operating Hours: 08:00h - 22:00h, Monday to Saturday.

Billing Period: from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month

Prices:

                        R$                                   R$
Site   (first three years of contract)*    (after first three years of contract)**
----   --------------------------------    ---------------------------------------

 CE                   [*****]                              [*****]

* Prices with discount during the first three years, due to the use of partially depreciated call center assets, acquired from the CONTRACTING PARTY

** These amounts will be subject to monetary restatement on an annual basis, pursuant to Clause 8.8 of this Agreement

General Characteristics:

Consists of specialized services for customers wishing to cancel their Smart Services, providing them with full information and listing the benefits as required to keep them in our base. At the moment, we service only customers with IDTC or packages including IDTC.

Performance Ratings (SLA)
No Performance Ratings contracted.

8.4 Services Chart, Prices, General Characteristics, Performance Ratings (SLA).

Service: BPR Outgoing Retention

Billing: by Attendance Position (PA)

Operating Hours: 08:00h - 22:00h, Monday to Saturday.

Billing Period: from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month

Prices:

                        R$                                       R$
Site   (first three years of contract)*    (after first three years of the contract)**
----   --------------------------------    -------------------------------------------
 CE                   [*****]                                  [*****]

* Prices with discount during the first three years, due to the use of partially depreciated call center assets, acquired from the CONTRACTING PARTY

** These amounts will be subject to monetary restatement on an annual basis, pursuant to Clause 8.8 of this Agreement

General Characteristics:

Retention services for customers whose lines are partially blocked, in order to convince the customer to have the telephone line reconnected.

Performance Ratings (SLA)

IND 01 - Number of Contacts with Right Person (CPCs) per month: 54,000 (considering the CPC for BPR and BPI)

8.5 Services Chart, Prices, General Characteristics, Performance Ratings (SLA).

Service: Outgoing Retention  BPI

Billing: by  Attendance Position (PA)

Operating Hours: 08:00h - 22:00h, Monday to Saturday.

Billing Period: from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month

Prices:

                        R$                                       R$
Site   (first three years of contract)*    (after first three years of the contract)**
----   --------------------------------    -------------------------------------------
 CE                   [*****]                                  [*****]

* Prices with discount during the first three years, due to the use of partially depreciated call center assets, acquired from the CONTRACTING PARTY

** These amounts will be subject to monetary restatement on an annual basis, pursuant to Clause 8.8 of this Agreement

General Characteristics:

Assisting customers whose telephone lines are partially disconnected due to non-payment, in order to negotiate the customer's debt and revert this to bring the customer back to active status in the base.

Performance Ratings (SLA)

IND 01 - Number of Contacts with Right Persons (CPC) per month: 54,000 (CPC for BPR and BPI)

8.6 Services Chart, Prices, General Characteristics, Performance Ratings (SLA).

Service: Connection Fee Collection / Outgoing Retention

Billing: by Attendance Position (PA)

Operating Hours: 08:45h - 21:15h, Monday to Saturday.

Billing Period: from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month

Prices:

                        R$                                       R$
Site   (first three years of contract)*    (after first three years of the contract)**
----   --------------------------------    -------------------------------------------
 CE                   [*****]                                  [*****]

* Prices with discount during the first three years, due to the use of partially depreciated call center assets, acquired from the CONTRACTING PARTY

** These amounts will be subject to monetary restatement on an annual basis, pursuant to Clause 8.8 of this Agreement

General Characteristics:

The Connection Fee Collection (THAB) consists of effectively collecting the Connection Fee or obtaining a promise to pay on the next business day. This increases the confirmed inflow of revenues brought in by the services rendered while ensuring that the customer remains in the active consumption base as duly paid up.

Performance Ratings (SLA)
No Performance Ratings contracted.

8.7 Services Chart, Prices, General Characteristics, Performance Ratings (SLA).

Service: Consumption Consulting / Outgoing Retention

Billing: by Attendance Position (PA)

Operating Hours: 08:00h - 20:30h, Monday to Saturday.

Billing Period: from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month

Prices:

                        R$                                       R$
Site   (first three years of contract)*    (after first three years of the contract)**
----   --------------------------------    -------------------------------------------
 CE                   [*****]                                  [*****]

* Prices with discount during the first three years, due to the use of partially depreciated call center assets, acquired from the CONTRACTING PARTY

** These amounts will be subject to monetary restatement on an annual basis, pursuant to Clause 8.8 of this Agreement

General Characteristics:

This operation consists of outgoing contacts with customers at high risk of default with considerable increases in their last telephone bills. This contact advises customers on how to control their consumption better, preventing them from defaulting.

Performance Ratings (SLA)
No Performance Ratings contracted.

8.8 Services Chart, Prices, General Characteristics, Performance Ratings (SLA).

Service: Post-Sales Welcome TT

Billing: by Attendance Position (PA)

Operating Hours: 08:35h - 21:15h, Monday to Saturday.

Billing Period: from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month

Prices:

                        R$                                       R$
Site   (first three years of contract)*    (after first three years of the contract)**
----   --------------------------------    -------------------------------------------
 CE                   [*****]                                  [*****]

* Prices with discount during the first three years, due to the use of partially depreciated call center assets, acquired from the CONTRACTING PARTY

** These amounts will be subject to monetary restatement on an annual basis, pursuant to Clause 8.8 of this Agreement

General Characteristics:

The purpose of this operation is to contact customers within 5 (five) days of acquiring their telephone lines in order to welcome them to the company and offer them products and services that are tailored to their needs.

Performance Ratings (SLA)
No Performance Ratings contracted.

8.9 Services Chart, Prices, General Characteristics, Performance Ratings (SLA).

Service: Velox Post Sales Welcome and Post Repair

Billing: by Attendance Position (PA)

Operating Hours: 08:35h - 21:15h, Monday to Saturday.

Billing Period: from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month

Prices:

                        R$                                       R$
Site   (first three years of contract)*    (after first three years of the contract)**
----   --------------------------------    -------------------------------------------
 CE                   [*****]                                  [*****]

* Prices with discount during the first three years, due to the use of partially depreciated call center assets, acquired from the CONTRACTING PARTY

** These amounts will be subject to monetary restatement on an annual basis, pursuant to Clause 8.8 of this Agreement

General Characteristics:

The Velox Welcome service is designed to contact customers within 5 (five) days of acquiring the Velox product and 45 (forty-five) days after installation in order to ensure that these customers are satisfied with the product. The Velox Post-Repair Service contacts the customer after a call to the help desk, in order to ensure that the customer`s request was handled in a satisfactory manner.

Performance Ratings (SLA)
No Performance Ratings contracted.

8.10 Services Chart, Prices, General Characteristics, Performance Ratings (SLA).

Service: Building up Customer Loyalty / Retention Incoming

Billing: Minute Spoken

Operating Hours: 08:00h - 22:00h, Monday to Saturday.

Billing Period: from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month

Prices:

                        R$                                       R$
Site   (first three years of contract)*    (after first three years of the contract)**
----   --------------------------------    -------------------------------------------
 CE                   [*****]                                  [*****]

* Prices with discount during the first three years, due to the use of partially depreciated call center assets, acquired from the CONTRACTING PARTY

** These amounts will be subject to monetary restatement on an annual basis, pursuant to Clause 8.8 of this Agreement

General Characteristics:

The Customer Loyalty Retention Service consists of responding to NRES customers wishing to cancel their CSP exclusivity plans through 31.

The Incoming Customer Loyalty Retention Service is contracted on the Speaking Time model, meaning that there is no specific number of Attendance Positions
(PAs) contracted.

This operation is currently shared with the incoming Micro-Enterprise segment operation.

Performance Ratings (SLA)

There are no specific indicators for the Customer Loyalty operation. However, as these services are shared with the TT incoming retention services, the minute value may be affected (fine and accelerator), depending operation the Performance Rating (SLA) of this operation. (See the Annex TT incoming retention)

8.11 Services Chart, Prices, General Characteristics, Performance Ratings (SLA) and Training Sessions.

Service: BackOffice Retention

Billing: by Attendance Position (PA)

Operating Hours: 08:00h - 20:30h, Monday to Saturday.

Billing Period: from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month

Prices:

                        R$                                       R$
Site   (first three years of contract)*    (after first three years of the contract)**
----   --------------------------------    -------------------------------------------
 CE                   [*****]                                  [*****]

* Prices with discount during the first three years, due to the use of partially depreciated call center assets, acquired from the CONTRACTING PARTY

** These
amounts will be subject to monetary restatement on an annual basis, pursuant to Clause 8.8 of this Agreement

General Characteristics:

Operations support area in charge of dealing with requests opened while responding to calls.

Performance Ratings (SLA)
No Performance Ratings contracted.

TRAINING

The types of Training required to perform of the services are described below, in addition to defining the Party bearing the costs thereof:

      - Initial Training: Consists of the Training required for each operator to begin work in the respective service cells, in order to ensure a proper understanding of the various types of information related thereto. Responsibility of the CONTRACTED PARTY. This includes the start-up of a service, as well as the replacement of operators due to normal staff turnover. When the Human Resources are already employed by the CONTRACTED PARTY and are migrating from another operation, the training costs will be for the account of the CONTRACTING PARTIES, which will discuss these amounts among themselves.

      - Refresher Training : Consists of update training in information for the respective services cells and upgrading the operators for rendering the services, as follows:

            When the service is contracted by Attendance Position (PA): the CONTRACTED PARTY is responsible for the Refresher Training costs, for no more than 5 (five) days/year per operator. The costs of any additional periods will be for the account of the CONTRACTING PARTIES, which will discuss these amounts among themselves

            When the service is contracted by Minute Spoken: the cost for a period of up to 5 (five) days/year, this will be the responsibility of the CONTRACTING PARTIES, in accordance with the "Minutes Spoken" Price List, which constitutes an integral part of this document.

DURATION

The services listed in this chart will be supplied for a period of 5 (five) years. On expiry of this period, the supply of the services will be automatically renewed for 5 (five) years, unless any of the Parties decide otherwise. Should any of the Parties decide not to extend the contract, the Party adopting such decision should notify the other with advance notice of 180 (one hundred and eighty) days, all as stipulated in Item 14.1 of the Services Agreement regulating the business relationship in question.

REDUCTION OF SERVICE

The Parties hereby agree that the CONTRACTING PARTIES may reduce one or all of the services constituting this product called "TELEMAR RETENTION", rendered by the CONTRACTED PARTY, provided the respective impact thereof does not result in an annual reduction of more than [*****] of the revenues posted over the past 12 (twelve) months by the CONTRACTED PARTY for this product. When such reduction exceeds [*****], the additional amount will be considered as partial rescission, being subject to a rescissory fine in such case equivalent to the amount corresponding to the amount by which the monthly revenues are reduced, multiplied by [*****]. This amount should be calculated without including the [*****] reduction permitted as described above, taking into consideration only the amount exceeding the reduction limit allowed for the CONTRACTING PARTY. The fine should be paid by the CONTRACTING PARTY reducing the services requested from the CONTRACTED PARTY, both adopting this stance and taking the proportional aspects of the revenues into consideration.

9. OI RETENTION

The annual estimated fee for this service is [*****].

9.1 Services Chart, Prices, General Characteristics, Performance Ratings (SLA).

Service: Oi - MG Site / Incoming Retention

Billing: by Attendance Position (PA)

Operating Hours: 08:00h - 20:00h, Monday to Saturday

Billing Period: from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month

Prices:

Site     R$
----   -------
MG     [*****]

General Characteristics:

The Oi incoming retention service assists customers wishing to cancel their mobile telephone line.

Performance Ratings (SLA)
IND.01 -- SERVICE LEVEL (80% in 20 seconds)

TRAINING

The types of Training required to perform of the services are described below, in addition to defining the Party bearing the costs thereof:

      - INITIAL TRAINING: Initial Training: Consists of the Training required for each operator to begin work in the respective service cells, in order to ensure a proper understanding of the various types of information related thereto. Responsibility of the CONTRACTED PARTY. This includes the start-up of a service, as well as the replacement of operators due to normal staff turnover. When the Human Resources are already employed by the CONTRACTED PARTY and are migrating from another operation, the training costs will be for the account of the CONTRACTING PARTIES, which will discuss these amounts among themselves.

      - Refresher Training : Consists of update training in information for the respective services cells, upgrading the operators fore rendering the services, as follows:

            When the service is contracted by Attendance Position (PA): the CONTRACTED PARTY is responsible for the Refresher Training costs, for no more than 5 (five) days/year per operator. The costs of any additional periods will be for the account of the CONTRACTING PARTIES, which will discuss these amounts among themselves.

            When the service is contracted by Minute Spoken: the cost for a period of up to 5 (five) days/year, this will be the responsibility of the CONTRACTING PARTIES, in accordance with the "Minutes Spoken" Price List, which constitutes an integral part of this document.

DURATION

The services covered in this chart will be supplied for a period of 5 (five) years. On expiry of this period, the supply of the services will be automatically renewed for 5 (five) years, unless any of the Parties decide otherwise. Should any of the Parties decide not to extend the contract, the Party adopting such decision should notify the other with advance notice of 180 (one hundred and eighty) days, all as stipulated in Item 14.1 of the Services Agreement regulating the business relationship in question.

REDUCTION OF SERVICE

The Parties hereby agree that the CONTRACTING PARTIES may reduce one or all of the services constituting this product called "OI RETENTION", rendered by the CONTRACTED PARTY, provided the respective impact thereof does not result in an annual reduction of more than [*****] of the revenues posted over the past 12 (twelve) months by the CONTRACTED PARTY for this product. When such reduction exceeds [*****], the additional amount will be considered as partial rescission, being subject to a rescissory fine in such case equivalent to the amount corresponding to the amount by which the monthly revenues are reduced, multiplied by [*****]. This amount should be calculated without including the [*****] reduction permitted as described above, taking into consideration only the amount exceeding the reduction limit allowed for the CONTRACTING PARTY. The fine should be paid by the CONTRACTING PARTY reducing the services requested from the CONTRACTED PARTY, both adopting this stance and taking the proportional aspects of the revenues into consideration.

10. Telemar Telemarketing Retail

The annual estimated fee for this service is R$ 50,430,000.00 (fifty million, four hundred and thirty thousand Reais).

10.1 Services Chart, Prices, General Characteristics, Performance Ratings (SLA).

Service: Back Office Sales PE

Billing: Attendance Position (PA) fixed

Operating Hours: Monday to Saturday, 08:00h - 20:00h

Billing Period: 16 day of the previous month to the 15th (fifteenth) day of the current month

Prices:

                                                R$                                       R$
           Service            (first three years of contract)*     (after first three years of the contract)**
----------------------------  --------------------------------     -------------------------------------------
Back Office - Sales Position                 [*****]                                  [*****]
(PV) 12 hours

Back Office - Sales Position                 [*****]                                  [*****]
(PV) eight hours

* Prices with discount during the first three years, due to the use of partially depreciated call center assets, acquired from the CONTRACTING PARTY

** These amounts will be subject to monetary restatement on an annual basis, pursuant to Clause 8.8 of this Agreement

GENERAL CHARACTERISTICS

3 (three) Customer Service Desks

   - Desk 1 -> Incoming Services = Telemar Points of Sale Services - Agents call in to register new sales.

   Targets:

   NS II = 80% of the calls answered within 35 seconds

   TMV = Calls Answered x TMA

      N(degree) of Applications Registered

   - Desk 2: Outgoing Services -- Contacts with customers whose products have not been installed (customer withdraws, address not found etc.)

   Targets:

   % New Installations x Attendance Position (PA): 50%

   % Contacts made - 60%

   - Desk 3: Credit Constraints -- Dealing with customers whose credit screenings show constraints (Transact)

   Targets:

   80% Contacts Approved and Denied

   100% of pending matters  dealt within 48 hours

TRAINING

BO Sales: Duration - 15 days

10.2 Services Chart, Prices, General Characteristics, Performance Ratings (SLA).

Product: Retail Telemarketing - Site BA

Billing: Fixed Sales Position (PV)

Operating Hours: Incoming: Monday to Saturday, 08:00h - 22:00h

      Outgoing: Monday to Saturday, 09:00h - 21:00h

Billing Period: from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month

Prices:

                          R$                                      R$
Product    (first three years of contract)*    (after first three years of the contract)**
-------    --------------------------------    -------------------------------------------
  LD                  [*****]                                   [*****]

-----------------
* Prices with discount during the first three years, due to the use of partially depreciated call center assets, acquired from the CONTRACTING PARTY

** These amounts will be subject to monetary restatement on an annual basis, pursuant to Clause 8.8 of this Agreement

Performance Ratings (SLA)

IND.01- SERVICE LEVEL I

PERIOD      PERFORMANCE       CHECKED
------      -----------       -------
Daily      88% within 10"    Every -1/2
                               hour

IND.02 - SERVICE LEVEL II

PERIOD      PERFORMANCE       CHECKED
------      -----------       -------
Daily      88% within 35"    Every -1/2
                               hour

Service Characteristics

Long Distance Products Sales Service

Billing by Full Sales Position (PV)

TRAINING

LD: Duration - 16 days

Initial New Product Training / Customer Cost.

Initial Training to replace Staff Turnover Contax cost.

Refresher Training / Contax cost.

10.3 Services Chart, Prices, General Characteristics, Performance Ratings (SLA)

Service: Retail Telemarketing BA and MG Sites

Billing: Fixed + Variable

Operating Hours: Incoming: Monday to Saturday, 08:00h - 22:00h

      Outgoing: Monday to Saturday, 09:00h - 21:00h

Billing Period: from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month

Prices:

                         R$                                        R$
Service    (first three years of contract)*    (after first three years of the contract)**
-------    --------------------------------    -------------------------------------------
  TT                    [*****]                                   [*****]
 Velox                  [*****]                                   [*****]

-----------------
* Prices with discount during the first three years, due to the use of partially depreciated call center assets, acquired from the CONTRACTING PARTY

** These amounts will be subject to monetary restatement on an annual basis, pursuant to Clause 8.8 of this Agreement

GENERAL CHARACTERISTICS

Win to Win Remuneration Model: consists of applying the respective percentage of the remuneration to the value of the Attendance Position (PA), in terms of reaching the target agreed periodically among the Parties, as shown below:

0 - 75% x target => [*****] of the price of the Full Sales Position (PV)

100% x target => [*****] of the price of the Full Sales Position (PV)

130% x target => [*****] of the price of the Full Sales Position (PV)

The following Table gives a Sales Position (PV) simulation remuneration by percentage of targets reached for net sale and installation compared to the agreed targets shown in this Table:

  %
Target
Reached     Fixed Portion     Total
-------     -------------     -----

  75%          [*****]       [*****]
  76%          [*****]       [*****]
  77%          [*****]       [*****]
  78%          [*****]       [*****]
  79%          [*****]       [*****]
  80%          [*****]       [*****]
  81%          [*****]       [*****]
  82%          [*****]       [*****]
  83%          [*****]       [*****]
  84%          [*****]       [*****]
  85%          [*****]       [*****]
  86%          [*****]       [*****]
  87%          [*****]       [*****]
  88%          [*****]       [*****]
  89%          [*****]       [*****]
  90%          [*****]       [*****]
  91%          [*****]       [*****]
  92%          [*****]       [*****]
  93%          [*****]       [*****]
  94%          [*****]       [*****]
  95%          [*****]       [*****]

 96%   [*****]   [*****]
 97%   [*****]   [*****]
 98%   [*****]   [*****]
 99%   [*****]   [*****]
100%   [*****]   [*****]
101%   [*****]   [*****]
102%   [*****]   [*****]
103%   [*****]   [*****]
104%   [*****]   [*****]
105%   [*****]   [*****]
106%   [*****]   [*****]
107%   [*****]   [*****]
108%   [*****]   [*****]
109%   [*****]   [*****]
110%   [*****]   [*****]
111%   [*****]   [*****]
112%   [*****]   [*****]
113%   [*****]   [*****]
114%   [*****]   [*****]
115%   [*****]   [*****]
116%   [*****]   [*****]
117%   [*****]   [*****]
118%   [*****]   [*****]
119%   [*****]   [*****]
120%   [*****]   [*****]
121%   [*****]   [*****]
122%   [*****]   [*****]
123%   [*****]   [*****]
124%   [*****]   [*****]
125%   [*****]   [*****]
126%   [*****]   [*****]
127%   [*****]   [*****]
128%   [*****]   [*****]
129%   [*****]   [*****]
130%   [*****]   [*****]
131%   [*****]   [*****]

TT Operating Hours at the BA site:

Incoming:

Monday - Friday   07:00h - 22:00 h (100% of the operations)

Saturdays         08:00h - 22:00 h (70% of the operations)

Sundays           08:00h - 22:00 h (30% of the operations)

The outgoing and incoming TT and Velox Operating Hours in Minas Gerais begin 15 minutes before and 15 minutes after the BA Operating Hours (described above).

PERFORMANCE RATINGS (SLA)

IND.01- SERVICE LEVEL I

PERIOD   PERFORMANCE     CHECKED
------   -----------     -------
Daily   88% within 10"  Every -1/2
                          hour

IND.02 - SERVICE LEVEL II

PERIOD   PERFORMANCE     CHECKED
------   -----------     -------
Daily   88% within 35"  Every -1/2
                          hour,

Training

  -  TT: Duration - 19 days

  -  Velox: Duration - 14 days

10.4 Services Chart, Prices, General Characteristics, Performance Ratings (SLA)

Product: BO Retail Telemarketing - Rio de Janeiro Site

Billing: Fixed Sales Position (PV)

Operating Hours: Outgoing - Monday to Saturday, 09:00h - 21:00h

Billing Period: from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month

Prices:

                       R$                                       R$
Service   (first three years of contract)*   (after first three years of the contract)**
-------   --------------------------------   -------------------------------------------
  LD                   [*****]                                  [*****]

-----------------
* Prices with discount during the first three years, due to the use of partially depreciated call center assets, acquired from the CONTRACTING PARTY

** These amounts will be subject to monetary restatement on an annual basis, pursuant to Clause 8.8 of this Agreement

GENERAL CHARACTERISTICS

  Operation focused enhancing customer loyalty,

  Main Ratings : % Market Share and Success Rate

  Operation without Dialer

Training

LD: Duration - 15 days

10.5 Services Chart, Prices, General Characteristics, Performance Ratings (SLA)

Service: BO Retail Telemarketing - RJ Site

Billing: Fixed Sales Position (PV)

Operating Hours: Outgoing: Monday to Saturday, 09:00h - 21:00h

Billing Period: from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month

Prices:

                                 R$                                           R$
    Service        (first three years of contract)*    (after first three years of the contract)**
    -------        --------------------------------    -------------------------------------------
VELOX PENDING                  [*****]                                 [*****]
TT PENDING                     [*****]                                 [*****]
BackOffice VELOX               [*****]                                 [*****]

-----------------
* Prices with discount during the first three years, due to the use of partially depreciated call center assets, acquired from the CONTRACTING PARTY

** These amounts will be subject to monetary restatement on an annual basis, pursuant to Clause 8.8 of this Agreement

GENERAL CHARACTERISTICS

  Solving problems arising during product installation

  Operation without Dialer

10.6 Services Chart, Prices, General Characteristics, Performance Ratings (SLA)

Service: BO Retail Telemarketing - RJ Site

Billing: Fixed Sales Position (PV)

Operating Hours: Outgoing: Monday to Saturday, 09:00h - 21:00h

Billing Period: from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month

Prices:

                         R$                                            R$
Service    (first three years of contract)*    (after first three years of the contract)**
-------    --------------------------------    -------------------------------------------
 VELOX                  [*****]                                  [*****]

-----------------
* Prices with discount during the first three years, due to the use of partially depreciated call center assets, acquired from the CONTRACTING PARTY

** These amounts will be subject to monetary restatement on an annual basis, pursuant to Clause 8.8 of this Agreement

GENERAL CHARACTERISTICS

  Main Ratings: Products Sold

  Operation using Contax dialer

HUMAN RESOURCES

  -   Recruitment and selection

      The CONTRACTED PARTY is responsible for handling the recruitment and selection of all the Human Resources required by and allocated to the Telesales operations, The recruitment and selection process should be designed to ensure the profile, qualifications (technical and behavioral) and periods agreed between the CONTRACTING PARTY and the CONTRACTED PARTY,

      The Parties hereby agree that the CONTRACTING PARTY may modify the profile, qualifications and periods mentioned in Item 3.1 provided that this is done with advance notice of 30 (thirty) consecutive days.

      The CONTRACTING PARTY reserves the right to audit selected processes in order to ensure that the contracted resources comply with the profile stipulated thereby.

      The CONTRACTED PARTY should notify the CONTRACTING PARTY and reach agreement on all and any alterations to the sales staff (dismissals, lay-offs, resignations and / or transfers), whenever such changes reach or exceed 10% (ten per cent) of the staff each month Should the CONTRACTING PARTY request the transfer of sales staff from one operation to another, the implantation schedule should include the training required for the new operation and the replacement of the transferred staff.

  -   Initial and Refresher Training Sessions

      The CONTRACTED PARTY should apply the Capacity-Building Model agreed among the Parties to all Human Resources in direct contact with customers (sales staff and supervisors) for Products and Behavioral Training Sessions, The CONTRACTED PARTY is responsible for training its staff in response and negotiation techniques, sales techniques and other Technical or Behavioral Training Sessions as required for the good performance of its Human Resources assigned to the Telesales Operations, as well as transferring all the training supplied by the CONTRACTING PARTY,

      The preparation of the training materials covering the characteristics and benefits of each product, as well as the Capacity-Building Sessions run for the Instructors and / or Multiplicatory Agents of the CONTRACTED PARTY are the responsibility of the CONTRACTING PARTY when a new operation or sales campaign is being implemented, The Materials should be delivered by the CONTRACTING PARTY at least 3 (three) business days prior to start of the Training Sessions,

      The CONTRACTED PARTY is responsible for the training and capacity building of its team of Instructors and / or Multiplicatory Agents through classes, presentation techniques and instruction,

      The CONTRACTED PARTY should ensure that the sales staff start work only after having completed the Initial Training Module, with passing grades that comply with the approval standards, as agreed previously by the Parties, Should trainees begin working earlier at the request of the CONTRACTING PARTY, this will be the responsibility thereof,

      When the services are contracted by Sales Position (Sales Position (PV)): the CONTRACTED PARTY is responsible for the Refresher Training costs, for no more than 5 (five) days/year per operator, The costs of any additional periods will be for the account of the CONTRACTING PARTIES, in accordance with the Training Man-hours Price List, which constitutes an integral part of this document, The duration and content of the Refresher Training Sessions should be agreed between the CONTRACTING PARTY and the CONTRACTED PARTY,

      The CONTRACTING PARTY is responsible for the Capacity-Building Sessions run for the Instructors of the CONTRACTED PARTY, in terms of the characteristics of the product or system to be introduced or implemented, as well as the costs thereof, when this training is not part of the Initial Training, The costs will be agreed between the Parties whenever necessary,

DURATION

The services listed in this chart will be supplied for a period of 5 (five) years, On expiry of this period, the supply of the services will be automatically renewed for 5 (five) years, unless any of the Parties decides otherwise, Should any of the Parties decide not to extend the contract, the Party adopting such decision should notify the other with advance notice of 180 (one hundred and eighty) days, all as stipulated in Item 14.1 of the Services Agreement regulating the business relationship in question,

REDUCTION OF SERVICE

The Parties hereby agree that the CONTRACTING PARTIES may reduce one or all of the services constituting this product called "Retail Telemarketing", rendered by the CONTRACTED PARTY, provided the respective impact thereof does not result in an annual reduction of more than [*****] of the revenues posted over the past 12 (twelve) months by the CONTRACTED PARTY for this product, When such reduction exceeds [*****], the additional amount will be considered as partial rescission, being subject to a rescissory fine in such case equivalent to the amount corresponding to the amount by which the monthly revenues are reduced, multiplied by [*****], This amount should be calculated without including the [*****] reduction permitted as described above, taking into consideration only the amount exceeding the reduction limit allowed for the CONTRACTING PARTY, The fine should be paid by the CONTRACTING PARTY reducing the services requested from the CONTRACTED PARTY, both adopting this stance and taking the proportional aspects of the revenues into consideration,

11. TELEMAR BUSINESS TELEMARKETING

The annual estimated fee for this service is [*****],

11.1 Services Chart, Prices, General Characteristics, Performance Ratings (SLA)

Service: Business Telemarketing MG Site

Billing: Attendance Position (PA) fixed

Operating Hours Velox and Oi, outgoing and incoming: Monday - Friday, 07:45h - 20:15h, Saturday: 07:45h - 14:00h, Copernicus: Monday - Friday, 09:00h - 17:12 h.

Billing Period: from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month.

Prices

                              R$                                       R$
  Service       (first three years of contract)*   (after first three years of contract)**
  -------       --------------------------------   ---------------------------------------
Velox and OI                [*****]                               [*****]
 Copernicus                 [*****]                               [*****]

-----------------
* Prices with discount during the first three years, due to the use of partially depreciated call center assets, acquired from the CONTRACTING PARTY

** These amounts will be subject to monetary restatement on an annual basis, pursuant to Clause 8.8 of this Agreement

Training

Velox and OI: Duration - 15 days

Copernicus: Duration - 17 days

The types of Training required to perform of the services are described below, in addition to defining the Party bearing the costs thereof:

  - INITIAL TRAINING: Consists of the Training required for each operator to begin work in the respective service cells, in order to ensure a proper understanding of the various types of information related thereto.

      Responsibility of the CONTRACTED PARTY. This includes the start-up of a service, as well as the replacement of operators due to normal staff turnover.

  - REFRESHER TRAINING : Consists of update training in information for the respective services cells, upgrading the operators for rendering the services, namely::

      When the service is contracted by Attendance Position (PA): the CONTRACTED PARTY is responsible for the Refresher Training costs, for no more than 5
      (five) days/year per operator, The costs of any additional periods will be for the account of the CONTRACTING PARTIES, in accordance with the Training Man-hours Price List, which constitutes an integral part of this document.

      When the service is contracted by Minute Spoken: The cost will be the responsibility of the CONTRACTING PARTIES, in accordance with the "Minutes Spoken" Price List, which constitutes an integral part of this document.

DURATION

The services covered in this chart will be supplied for a period of 5 (five) years, On expiry of this period, the supply of the services will be automatically renewed for 5 (five) years, unless any of the Parties decides otherwise, Should any of the Parties decide not to extend the contract, the Party adopting such decision should notify the other with advance notice of 180 (one hundred and eighty) days, all as stipulated in Item 14.1 of the Services Agreement regulating the business relationship in question,

REDUCTION OF SERVICE

The Parties hereby agree that the CONTRACTING PARTIES may reduce one or all of the services constituting this product called "TELEMAR BUSINESS TELEMARKETING", rendered by the CONTRACTED PARTY, provided the respective impact thereof does not result in an annual reduction of more than [*****] of the revenues posted over the past 12 (twelve) months by the CONTRACTED PARTY for this product, When such reduction exceeds [*****], the additional amount will be considered as partial rescission, being subject to a rescissory fine in such case equivalent to the amount corresponding to the amount by which the monthly revenues are reduced, multiplied by [*****], This amount should be calculated without including the [*****] reduction permitted as described above, taking into consideration only the amount exceeding the reduction limit allowed for the CONTRACTING PARTY, The fine should be paid by the CONTRACTING PARTY reducing the services requested from the CONTRACTED PARTY, both adopting this stance and taking the proportional aspects of the revenues into consideration,

12. OI TELEMARKETING

The annual estimated fee for this service is [*****].

12.1 Services Chart, Prices, General Characteristics, Performance Ratings (SLA) and Training Sessions

Product: Retail Telemarketing - BA and MG Sites

Billing: Fixed Sales Position (PV)

Operating Hours: Incoming: Monday to Saturday, 08:00h - 22:00h

      Outgoing: Monday to Saturday, 09:00h - 21:00h

Billing Period: Full Month

Prices:

  Service         R$
  -------         --
    OI         [*****]
OI Recharge    [*****]

GENERAL CHARACTERISTICS

Sale of Oi products

Performance Ratings (SLA)

IND.01- SERVICE LEVEL I

PERIOD     PERFORMANCE      CHECKED
------     -----------      -------
 Day      88% within 10"   Every -1/2
                              hour

IND.02 - SERVICE LEVEL II

 PERIOD  PERFORMANCE       CHECKED
------- -------------- ----------------
  Day   88% within 35" Every -1/2 hour.

TRAINING

Initial Training

OI: Duration - 15 days.

Paid by the CONTRACTING PARTIES

Refresher Training -- Cost: CONTRACTED PARTY

The types of Training required to perform of the services are described below, in addition to defining the Party bearing the costs thereof:

      - INITIAL TRAINING: Consists of the Training required for each operator to begin work in the respective service cells, in order to ensure a proper understanding of the various types of information related thereto. Responsibility of the CONTRACTED PARTY. This includes the start-up of a service, as well as the replacement of operators due to normal staff turnover.

      - REFRESHER TRAINING : Consists of update training in information for the respective services cells, upgrading the operators in order to render the of the services, as follows:

      - When the service is contracted by Attendance Position (PA): the CONTRACTED PARTY is responsible for the Refresher Training costs, for no more than 5 (five) days/year per operator. The costs of any additional periods will be for the account of the CONTRACTING PARTIES, in accordance with the Training Man-hours Price List, which constitutes an integral part of this document.

      - When the service is contracted by Minute Spoken: The cost will be the responsibility of the CONTRACTING PARTIES, in accordance with the "Minutes Spoken" Price List, which constitutes an integral part of this document.

HUMAN RESOURCES

Recruitment and selection

The CONTRACTED PARTY is responsible for handling the recruitment and selection of all the Human Resources required by and allocated to the Telesales operations. The recruitment and selection process should be designed to ensure the profile, qualifications (technical and behavioral) and periods agreed between the CONTRACTING PARTY and the CONTRACTED PARTY.

It hereby agreed among the Parties that the CONTRACTING PARTY may modify the profile, qualifications and periods mentioned in Item 3.1, provided that this is done with advance notice of 30 (thirty) consecutive days.

The CONTRACTING PARTY reserves the right to audit selected processes in order to ensure that the contracted resources comply with the profile stipulated thereby.

the CONTRACTED PARTY should notify the CONTRACTING PARTY and reach agreement on all and any alterations to the sales staff (dismissals, lay-offs, resignations and / or transfers), whenever such changes reach or exceed 10% (ten per cent) of the staff each month. Should the CONTRACTING PARTY request the transfer of sales staff from one operation to another, the implantation schedule should include the training required for the new operation and the replacement of the transferred staff.

INITIAL AND REFRESHER TRAINING SESSIONS

The CONTRACTED PARTY should apply the Capacity-Building Model agreed among the Parties to all Human Resources in direct contact with customers (sales staff and supervisors) for Products and Behavioral Training Sessions. The CONTRACTED PARTY is responsible for training its staff in response and negotiation techniques, sales techniques and other Technical or Behavioral Training Sessions as required for the good performance of its Human Resources assigned to the Telesales Operations, as well as transferring all the training supplied by the CONTRACTING PARTY.

The preparation of the training materials covering the characteristics and benefits of each product, as well as the Capacity-Building Sessions run for the Instructors and / or Multiplicatory Agents of the CONTRACTED PARTY are the responsibility of the CONTRACTING PARTY when a new operation or sales campaign is being implemented. The Materials should be delivered by the CONTRACTING PARTY at least 3 (three) business days prior to start of the Training Sessions.

The CONTRACTED PARTY is responsible for the training and capacity building of its team of Instructors and / or Multiplicatory Agents through classes, presentation techniques and instruction.

The CONTRACTED PARTY should ensure that the sales staff starts work only after having completed the Initial Training Module, with passing grades that comply with the approval standards, as agreed previously by the Parties. Should trainees begin working earlier at the request of the CONTRACTING PARTY, this will be the responsibility thereof.

When the services are contracted by Sales Position (Sales Position (PV)): the CONTRACTED PARTY is responsible for the Refresher Training costs, for no more than 5 (five) days/year per operator. The costs of any additional periods will be for the account of the CONTRACTING PARTIES, in accordance with the Training Man-hours Price List, which constitutes an integral part of this document. The duration and content of the Refresher Training Sessions should be agreed between the CONTRACTING PARTY and the CONTRACTED PARTY.

DURATION

The services covered in this chart will be supplied for a period of 5 (five) years. On expiry of this period, the supply of the services will be automatically renewed for 5 (five) years, unless any of the Parties decide otherwise. Should any of the Parties decide not to extend the contract, the Party adopting such decision should notify the other with advance notice of 180 (one hundred and eighty) days, all as stipulated in Item 14.1 of the Services Agreement regulating the business relationship in question.

REDUCTION OF SERVICE

The Parties hereby agree that the CONTRACTING PARTIES may reduce one or all of the services constituting this product called "OI TELEMARKETING", rendered by the CONTRACTED PARTY, provided the respective impact thereof does not result in an annual reduction of more than [*****] of the revenues posted over the past 12 (twelve) months by the CONTRACTED PARTY for this product. When such reduction exceeds [*****], the additional amount will be considered as partial rescission, being subject to a rescissory fine in such case equivalent to the amount corresponding to the amount by which the monthly revenues are reduced, multiplied [*****]. This amount should be calculated without including the [*****] reduction permitted as described above, taking into consideration only the amount exceeding the reduction limit allowed for the CONTRACTING PARTY. The fine should be paid by the CONTRACTING PARTY reducing the services requested from the CONTRACTED PARTY, both adopting this stance and taking the proportional aspects of the revenues into consideration.

13. OI CUSTOMER SERVICES

The annual estimated fee for this service is [*****].

13.1 Services Chart, Prices, General Characteristics, Performance Ratings (SLA).

      PRODUCT: Pre-Paid - Gold and Diamond Customers

      OPERATING HOURS: 24 hours x seven days x week

      BILLING MODEL: Minute Spoken

      BILLING PERIOD: from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month.

                                   PRICE LIST

                                                        R$               R$
  Site          Services                Unit     (Jan-Apr 2005)  (May 2005 onwards)
------- ---------------------------  ----------  --------------  ------------------
        Unit Cost / Minute             R$ / min      [*****]          [*****]

        Overtime 100% -- Operator      R$ / h        [*****]          [*****]

        Overtime 50% -- Operator       R$ / h        [*****]          [*****]

Niteroi Overtime 100% -- Supervisor    R$ / h        [*****]          [*****]

        Overtime 50% -- Supervisor     R$ / h        [*****]          [*****]

        Hours Training Operator        R$ / h        [*****]          [*****]

        Hours Training Supervisor      R$ / h        [*****]          [*****]

GENERAL REMARKS

1 - DEFINITIONS

CMS / BCMS: Traffic Control System for all incoming / outgoing calls through the Automatic Call Distributor (DAC).

CONTRACTED PARTY: CONTAX TNL S/A.

CONTRACTING PARTY: TNL PCS S/A.

DAC: Automatic Call Distributor.

DMM: Busiest Day.

HE: Overtime.

HMM: Busiest Time.

HOLD TIME: Time during which the Customer Representatives (RA) keep the customer waiting during the call.

SERVICE LEVEL (NS): Quality indicator portraying the percentage of calls answered live, with a pre-set maximum waiting time.

SYSTEM PAUSE: Pause covering the time used by the Customer Representatives (RA) to log in, check with the supervisor and handle conference-call transfers.

POST-SERVICE: Pause used by the Customer Representatives (RA) to carry out the Back Office tasks supplementary to the customer services, requested only by Oi, and to register the TT for information, request and / or complaint after hanging up on the customer call. This pause is configured by the Automatic Calls Distributor (DAC) directly with skill.

CUSTOMER SERVICE POSITION (PA): Each unit that receives or makes calls, equipped with the tools required for customer services.

CUSTOMER REPRESENTATIVES (RA): Consists of the group of persons trained to work as tele-operators for Basic Customer Services, available for immediate hiring, depending on their availability.

SERVICE LEVEL AGREEMENT (SLA): Agreement on services.

AVERAGE CONVERSATION TIME (TMC): Average conversation time for live attendance.

AVERAGE SERVICE TIME (TMA): Average duration of the calls answered live, calculated in accordance with the following formula: TMA = TMC + Hold Time + Post-Service + System Pause.

TROUBLE TICKET (TT): Registration by the Customer Representatives (RA) in the Siebel for documenting information, requests and / or complaints from customers.

ARU: Audible Response Unit.

      1. SIZING

2.1 - For the services contracted by Minute Spoken, the CONTRACTING PARTY is responsible for preparation and delivery of a calls forecast for live response and TMA, Calls Answered in ARUM, for a Quarter, on a month-to-month basis, delivered to the CONTRACTED PARTY 45 days prior to the first month of the Quarter covered by the forecast.

2.2 - The CONTRACTING PARTY should draw up the Quarterly forecast and submit it to the CONTRACTED PARTY for analysis and agreement within 5 (five) business days.

2.3 - When the call traffic at the Contact Center is 8% (eight per cent) higher than forecast, the CONTRACTED PARTY should apply the Monthly Forecast Deviation Table (below), for billing purposes.

2.4 - When the call traffic at the Call Center is 8% (eight per cent) below forecast, the CONTRACTED PARTY should consider 92% (ninety two per cent) of the forecast monthly call traffic for billing purposes.

      Monthly Minuting = Total Volume of Calls x TMA (in seconds)

                  60

2.5 - Should the CONTRACTED PARTY be officially notified by the CONTRACTING PARTY of increased call traffic due to advertisements, campaigns, news items, new regulations and others, the CONTRACTED PARTY will have 45 (forty five) days to adapt to the new services to be rendered. After this period, the CONTRACTED PARTY will notify the CONTRACTING PARTY of the new conditions to be applied to the services offered by the Contact Center.

This period will be required when the event(s) prompt(s) an increase of more than 8% (eight per cent) of the planned monthly traffic and / or call concentration of more than 4.03% (four point zero three per cent) on the Busiest Day (DMM), compared to the traffic for the month.

2.6 - In the case outlined above, should it be unable to meet this deadline promptly, the CONTRACTED PARTY will request an additional period in order to meet the needs of the CONTRACTING PARTY, doing its utmost in business terms to respond to the requests issued thereby.

2.7 - When the monthly call traffic exceeds 8% (eight per cent) of the original traffic forecast, the CONTRACTED PARTY should consider the application of the following "Monthly Forecast Deviation Table" for Billing purposes.

                        MONTHLY FORECAST DEVIATION TABLE

Deviation      New Service Level -- % do NS (% %)
---------      ---------------------------------
   8.00%                     100%

   9.00%                      95%

  10.00%                      90%

  11.00%                      85%

  12.00%                      80%

  13.00%                      75%

  14.00%                      70%

  15.00%                      65%

2.8 - For cases where the monthly call traffic falls below 92% (ninety two per cent) of the traffic originally forecast, the CONTRACTED PARTY should take 92% (ninety two per cent) of the monthly forecast calls traffic, for Billing purposes.

      Definition of monthly traffic: monthly traffic = total volume of calls x TMA/80

2.9 - Once the CONTRACTED PARTY is notified by the CONTRACTING PARTY of the forecast increase in the number of contacts due to advertisements, campaigns, news items and new regulations, among others, the CONTRACTED PARTY will have 45 (forty five) days to adapt the services rendered to the new characteristics, advising the CONTRACTING PARTY of the new conditions to be applied to the Contact Center services. This period will be required when the event(s) prompt(s) an increase of more than 8% (eight per cent) of the planned monthly traffic and / or a concentration of calls higher than 4.03% (four point zero three per cent) on the Busiest Day (DMM), compared to the traffic for the month.

2.10 - In the case outlined above, should it be unable to meet this deadline promptly, the CONTRACTED PARTY will request an additional period in order to meet the needs of the

CONTRACTING PARTY, doing its utmost in business terms to respond to the requests issued thereby.

3 - BILLING

3.1 - Billing per Minute Spoken

3.1.1. The Billing per Minute Spoken should be calculated in compliance with the following Items.

3.1.1.1 - The CONTRACTED PARTY, on the 16th (sixteenth) day of the month in which service is being rendered, will ascertain the Minutes Spoken between the 16th (sixteenth) day of the previous month and the 15 (fifteenth) day of the current month.

3.1.1.2 - The fines for non-compliance with the Performance Ratings (SLA) in this Annex will be deducted from this amount.

3.1.1.3 - The Minute Spoken is taken being as the total service time spent by the Customer Care Representatives (RAs) in a Group / Specialty to answer the calls, including time spent on "conversation", "hold" and "Post-services", as well as "SYSTEM PAUSE".

Calculation of Minutes Spoken: TMA X Calls Answered

                  60

3.2 - Overtime Billing

3.2.1 - Overtime due to ensuring compliance with the ANATEL Metering and holidays is included in the Minute Spoken Price.

3.2.2 - Overtime due to seasonal campaigns and specific demands will be charged after approval of the volume by the CONTRACTING PARTY and billed using the current Menu Pricing.

3.3 - Training Billing

3.3.1 - Training Sessions run on overtime, as agreed between the CONTRACTING PARTY and the CONTRACTED PARTY, should be charged in compliance with the Product Menu, Overtime Item.

3.4 - Billing for Audible Response Unit (ARU) Ports, Digital Recording Technology, Software and Systems in General, should be undertaken in accordance with the Price List in this Contract.

3.5 - Halt in the Operations

3.5.1. For occurrences that may result in a halt in the operations, the causes thereof should be identified in order to allocate responsibility and identify the necessary corrective actions.

3.5.2. When the causes are related to the infrastructure and / or technology that is the responsibility of the CONTRACTING PARTY, it should pay remuneration for the operation based on duration of the halt and the consequences thereof. The CONTRACTED PARTY should be remunerated as though such an event had not occurred, consequently expunging the effects thereof from the fines and volumes billed, based on the Performance Rating (SLA).

4 - STATEMENT OF SERVICES, APPROVAL AND ISSUE OF INVOICE BY THE CONTRACTED
PARTY:

4.1 - The Invoice (Nota Fiscal) will be issued by the 20th (twentieth) day of each month.

4.2 - The CONTRACTED PARTY will forward a detailed statement to the CONTRACTING PARTY covering the services rendered and the respective Billing by the 16th (twenty-fifth) of each month and the CONTRACTING PARTY will forward the validation within 2 (two) business days from the forwarding of information by the CONTRACTED PARTY.

4.3 - The amounts charged through the Statement of Services Rendered refer to the services rendered between the 16th (sixteenth) day of the previous month and the 15th (fifteenth) day of the current month. By the 10th (tenth) day of the month subsequent to that covered by the invoice, the CONTRACTED PARTY may present the CONTRACTING PARTY with an updated Statement of Services Rendered, showing the amount receivable or deductible from the invoice issued for the month subsequent to that covered by the invoice, if any difference is ascertained, provided the CONTRACTING PARTY and the CONTRACTED PARTY agree on that.

5 - PERFORMANCE INDICATORS, PERFORMANCE RATINGS (SLA), BONUSES AND PENALTIES

5.1 - The Performance Indicators, Performance Ratings (SLA), Bonuses and Penalties applicable to the CONTRACTED PARTY are presented in the following Tables.

5.1.1 - Service Level for each 30 (thirty) minutes - each Customer Service Group, other than Welcome and Back Office, has a specific Performance Rating
(SLA) and maximum penalty of 15% (fifteen per cent) of the full Billing for the interval under assessment.

5.1.1.1 - Should the system go down, prompting repeat calls during the intervals subsequent to the problem and downgrading the Rating, the Parties will assess the situation and decide on the extent of the reduction or cancellation of the penalty.

5.1.2 - % of the Group within the Average Attendance Time (TMA) Range - each Customer Service Group, other than Welcome, Dealer and Back Office, has a Specific Monthly Performance Rating (SLA) and maximum penalty of [*****] of its full Billing.

5.1.3 - % Trouble Tickets (TTs) Opened X Calls Answered - each Customer Service Group, other than Welcome, Technical Support and Back Office, has a Specific Monthly Performance Rating (SLA) and maximum penalty of [*****] of its full Billing. All calls answered from this public will be removed from the Indicator.

The Trouble Tickets (TTs) Opened and the Calls Answered by the Mixed and VIP Cells will be entered in the accounts under the Post-Paid result (Post-Gold + Post-Diamond).

5.1.3.1 - Responses to Prospects (non-customers): as there is no possibility of recording a Trouble Ticket (TT), these calls cannot be included in the Indicator Account.

5.1.3.2 - Whenever the system is not available and the Trouble Ticket (TT) is consequently not recorded, all calls answered during the entire time the system is down will be expunged from the Indicator.

IND.01- SERVICE LEVEL

Pre-Paid

      - The Service Level contracted for the Pre-Paid operations is 80/20, meaning 80% of the Incoming calls are answered within 20 seconds.

      - The Service Level should be metered every half hour, as this is the reference for calculating the Penalties and Bonuses as required.

      The Penalties Table should be calculated in accordance with the following Table, with the percentage penalty being applied to the gross remuneration calculated on the traffic metered for the half hour in question:

PERIOD     PERFORMANCE    DEGRADATION    FINE      CHECKED
------   --------------   -----------   -------   ---------
         >= 80%               N/A       [*****]   1/2 hour
         >= 78% - < 80%       N/A       [*****]
         >= 75% - < 78%       N/A       [*****]
         >= 73% - < 75%       N/A       [*****]
 All     >= 70% - < 73%       N/A       [*****]
         >= 60% - < 70%       N/A       [*****]
         >= 50% - < 60%       N/A       [*****]
         >= 40% - < 50%       N/A       [*****]
         >= 30% - < 40%       N/A       [*****]
         < 30%                N/A       [*****]

      - The Service Level Penalties will be quashed for the range between 70% (inclusive) and 80%, for a certain number of days a month, which will be stipulated by the CONTRACTED PARTY and are not cumulative for carrying over to the subsequent month. The number of days open to such cancellation of fines will be defined by the number of Mondays in each month.

      - The Service Level Penalties will be quashed in exceptional cases, for example, if the system goes down. In order to qualify for this cancellation, such facts should be notified and agreed with Oi within no more than D+1, taken as business days (Monday - Friday).

      - Other examples for quashing fines: media notified without advance notice of 3 (three) business days and / or with demands higher than the installed capacity, external factors (transportation strike, floods, large-scale accidents), among others

IND.02 - Percentage of Trouble Tickets (TTs) opened per call answered

      - The Trouble Ticket (TT) opening target is 100%, and may even exceed this figure as at least one Trouble Ticket (TT) should be opened for each call.

      - Consider a penalty of [*****] on the Gross Billing, for each 1% (one per cent) drop in the Trouble Ticket (TT) Opening Rating. The calculation should be carried out to one decimal place, meaning that for a Performance Rating (SLA) of 99.5% (ninety nine point five per cent), the penalty will be [*****], and so on. The maximum penalty will be [*****].

      - Exceptionally, the "Trouble Ticket (TT) Opening" indicator targets for 2004 and early 2005 for Pre-Paid will be:

                 -     November - 60%

                 -     December - 80%

                 -     January - 90%

                 -     February - 100%

IND.03 - Percentage within the Acceptable Average Attendance Time (TMA) Range:

The target for the "Average Attendance Time (TMA) Range" is shown in the following Table, to be calculated on the basis of the Average Attendance Time
(TMA) for each operator through the formula given below for 2004 and from January 2005 onwards:

      - Average Attendance Time (TMA) Range = (Number of Operators with monthly TMA between 1.2 x TMA Operation and 0.67% x TMA Operation) / Total Number of Operators)

                                                JANUARY 2005
      CELL         OCTOBER  NOVEMBER  DECEMBER     ONWARDS
-----------------  ------   --------  --------  ------------
    PRE-PAID         66%      68%       70%          70%

    POST-PAID        64%      66%       68%          70%

      MIXED          58%      60%       62%          65%

TECHNICAL SUPPORT    70%      70%       70%          70%

       VIP           80%      80%       80%          80%

      - New Operators (market) will be considered as from the 61st (sixty-first) day Pre-Paid and Dealer.

      - New Operators (market) will be considered as from the 91st (ninety-first) day Post-Paid, Mixed.

      - Operators migrating between operator cells will be considered as from 61 (sixty-one) days after the transfer.

      - Operators answering less than 15% (fifteen per cent) of the average calls for the Group will not be included in the calculation.

      - The indicator should be calculated on a monthly basis, with Penalties to be applied on the Gross Billings.

      - The Indicator and the resulting penalty should be calculated separately for each Operations Cell.

      - Consider a penalty of [*****] on the Gross Billing, for each 1% (one per cent) drop in the "TMA Range" indicator. The calculation should be carried out to one decimal place. The maximum penalty will be [*****].

13.2 Services Chart, Prices, General Characteristics, Performance Ratings (SLA).

      PRODUCT: Post Paid - Gold and Diamond Customers

      OPERATING HOURS: 24 hours x 7 days a week

      BILLING MODEL: Minute Spoken

      BILLING CALCULATION PERIOD: from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month.

Prices

                                                       R$                 R$
 Site            Services               Unit    (Jan - Apr 2005)  (May 2005 onwards)
-------  ---------------------------  --------  ----------------  ------------------
Niteroi  Price per minute             R$ / min      [*****]          [*****]

         Overtime 100% -- Operator    R$ / h        [*****]          [*****]

         Overtime 50% -- Operator     R$ / h        [*****]          [*****]

         Overtime 100% -- Supervisor  R$ / h        [*****]          [*****]

         Overtime 50% -- Supervisor   R$ / h        [*****]          [*****]

         Hours Training Operator      R$ / h        [*****]          [*****]

         Hours Training Supervisor    R$ / h        [*****]          [*****]

GENERAL COMMENTS

1 - DEFINITIONS

CMS / BCMS: Traffic Control System for all calls received / made through the Automatic Call Distributor (DAC).

CONTRACTED PARTY: CONTAX TNL S/A

CONTRACTING PARTY : TNL PCS S/A

DAC: Automatic Call Distributor.

DMM: Busiest Day

HE: Overtime.

HMM: Peak Period

HOLD TIME: Time that the Customer Care Representative (RA) keeps the customer waiting during the call.

SERVICE LEVEL (NS): Quality Indicator giving the percentage of Calls Answered Live with pre-set maximum waiting time.

SYSTEM PAUSE: Pause for the time used by the Customer Care Representative (RA) to login, consult the supervisor and transfer conference calls.

POST-SERVICE: Pause used by the Customer Care Representative (RA) for Back Office tasks supplementary to the services requested exclusively by OI, and for registering the Trouble Ticket (TT) for information, request and / or complaint after the customer hangs up on the call. This pause is configured on the Automatic Call Distributor (DAC) directly in the Skill.

ATTENDANCE POSITION (PA): each unit making or receiving calls, and equipped with the necessary customer service tools.

CUSTOMER CARE REPRESENTATIVE (RA)): Consists of the group of people trained to work as tele-operators for Basic Customer Services, qualified for immediate hire, depending on their availability.

SERVICE LEVEL AGREEMENT (SLA): Agreement on Service Levels

AVERAGE CONVERSATION TIME (TMC): average conversation time for live response.

AVERAGE ATTENDANCE TIME (TMA): Average duration of Calls Answered Live, calculated in accordance with the following formula: TMA = TMC + Hold Time + After Service+ SYSTEM PAUSE.

TROUBLE TICKET (TT): Record by the Customer Care Representative (RA) on the Siebel for documenting customer information, requests and / or complaints.

ARU: Audible Response Unit.

2 - SIZING

2.1 - For services contracted per Minute Spoken, the CONTRACTING PARTY is responsible for the preparation and delivery of the Live Response Calls Forecast, Average Attendance Time (TMA) and Calls Answered by the Audible Response Unit (ARU), for a quarter on a month by month basis, forwarded to the CONTRACTED PARTY with 45 (forty five) days advance notice prior to the first month covered by the Quarterly Forecast.

2.2 -- The CONTRACTING PARTY should draw up the Quarterly Forecast and submit it to the CONTRACTED PARTY for its information and agreement within 5 (five) business days.

2.3 - When the call traffic at the Contact Center exceeds 8% (eight per cent) of the forecast, the CONTRACTED PARTY should consider the application of the following "Monthly Forecast Deviation Table" for Billing purposes.

2.4 - When the call traffic at the Call Center falls below 8% (eight per cent) of the forecast, the CONTRACTED PARTY should consider 92% (ninety two per cent) of the monthly forecast call traffic, for Billing purposes.

           Monthly Minuting =  Total calls volume x TMA (in seconds)

                               60

2.5 - Once the CONTRACTED PARTY is notified by the CONTRACTING PARTY of an increase call traffic due to advertisements, campaigns, news items and new regulations, among others, the CONTRACTED PARTY will have 45 (forty five) days to adapt to the new services to be rendered. After this period, the CONTRACTED PARTY will advise the CONTRACTING PARTY of the new conditions to be applied to the Contact Center services.

This period will be required when the event(s) prompt(s) an increase of more than 8% (eight per cent) of the planned monthly traffic and / or a concentration of calls higher than 4.03% (four point zero three per cent) on the Busiest Day
(DMM), compared to the traffic for the month.

2.6 - In the case outlined above, should it be unable to meet this deadline promptly, the CONTRACTED PARTY will request an additional period in order to meet the needs of the CONTRACTING PARTY, doing its utmost in business and operational terms to adapt to this request.

2.7 - When the monthly call traffic exceeds 8% (eight per cent) of the traffic originally foreseen, the CONTRACTED PARTY should consider the application of the following "Monthly Forecast Deviation Table" for Billing purposes.

                        MONTHLY FORECAST DEVIATION TABLE

Deviation                       New Service Level -- % NS (% %)
---------                       -------------------------------
  8.00%                                      100%

  9.00%                                       95%

 10.00%                                       90%

 11.00%                                       85%

 12.00%                                       80%

 13.00%                                       75%

14.00%          70%

15.00%          65%

2.8 - For cases where the monthly call traffic falls below 92% (ninety two per cent) of the traffic originally forecast, the CONTRACTED PARTY should take 92% (ninety two per cent) of the monthly forecast calls traffic, for Billing purposes.

      Definition of monthly traffic: monthly traffic = total volume of calls x TMA/60

2.9 - Once the CONTRACTED PARTY is notified by the CONTRACTING PARTY of the forecast increase in the number of contacts due to advertisements, campaigns, news items and new regulations, among others, the CONTRACTED PARTY will have 45 (forty five) days to adapt the services rendered to the new characteristics, advising the CONTRACTING PARTY of the new conditions to be applied to the Contact Center services. This period will be required when the event(s) prompt(s) an increase of more than 8% (eight per cent) of the planned monthly traffic and / or a concentration of calls higher than 4.03% (four point zero three per cent) on the Busiest Day (DMM), compared to the traffic for the month.

2.10 - In the case outlined above, should it be unable to meet this deadline promptly, the CONTRACTED PARTY will request an additional period in order to meet the needs of the CONTRACTING PARTY, doing its utmost in business terms to respond to the requests issued thereby.

3 - BILLING

3.1 - Billing per Minute Spoken

3.1.1. The Billing per Minute Spoken should be calculated in compliance with the following Items.

3.1.1.1 - The CONTRACTED PARTY, on the 16th (sixteenth) day of the month in which service is being rendered, will ascertain the Minutes Spoken between the 16th (sixteenth) day of the previous month and the 15th (fifteenth) day of the current month.

3.1.1.2 - The fines for non-compliance with the Performance Ratings (SLA) in this Annex will be deducted from this amount.

3.1.1.3 - The Minute Spoken is taken being as the total service time spent by the Customer Care Representatives (RAs) in a Group / Specialty to answer the calls, including time spent on "conversation", "hold" and "Post-services", as well as "SYSTEM PAUSE".

Calculation of  Minute Spoken: TMA X Calls Answered

                 60

3.2 - Overtime Billing

3.2.1 - Overtime due to ensuring compliance with the ANATEL Metering and holidays is included in the Minute Spoken Price.

3.2.2 - Overtime due to seasonal campaigns and specific demands will be charged after approval of the volume by the CONTRACTING PARTY and billed using the current Menu Pricing.

3.3 - Training Billing

3.3.1 - Training Sessions run on overtime, as agreed between the CONTRACTING PARTY and the CONTRACTED PARTY, should be charged in compliance with the Product Menu, Overtime Item.

3.4 -- Audible Response Unit (ARU) Port Billing, recording, software and systems in general, should be undertaken in accordance with the Other Products Table in this AGREEMENT.

3.5 -- Halt in the Operations

3.5.1. For occurrences that may result in a halt in the operations, the causes thereof should be identified in order to allocate responsibility and liability as required.

3.5.2. When the causes are related to the infrastructure and / or technology that is the responsibility of the CONTRACTING PARTY, it should pay remuneration for the operations based on duration of the halt and the consequences thereof. The CONTRACTED PARTY should be remunerated as though such an event had not occurred, consequently expunging the effects thereof from the fines and volumes billed, based on the Performance Rating (SLA).

4 - STATEMENT OF SERVICES, APPROVAL AND ISSUE OF INVOICE BY THE CONTRACTED
PARTY:

4.1 - The Invoice (Nota Fiscal) will be issued by the 20th (twentieth) day of each month.

4.2 - The CONTRACTED PARTY will forward a detailed statement to the CONTRACTING PARTY covering the services rendered and the respective Billing by the 16th (sixteenth) of each month and the CONTRACTING PARTY will forward the validation within two (2) business days from the forwarding of information by the CONTRACTED PARTY.

4.3 - The amounts charged through the Statement of Services Rendered refer to the services rendered between the 16th (sixteenth) day of the previous month and the 15th (fifteenth) day of the current month. By the 10th (tenth) day of the month subsequent to that covered by the invoice, the CONTRACTED PARTY may present the CONTRACTING PARTY with an updated Statement of Services Rendered, showing the amount receivable or deductible from the invoice issued for the month subsequent to that covered by the invoice, if any difference is ascertained, provided the CONTRACTING PARTY and the CONTRACTED PARTY agree on that.

5 -- PERFORMANCE INDICATORS, PERFORMANCE RATINGS (SLA), BONUSES AND PENALTIES

5.1 - The Performance Indicators, Performance Ratings (SLA), Bonuses and Penalties applicable to the CONTRACTED PARTY are presented in the following Tables.

5.1.1 - Service Level for each 30 (thirty) minutes - each Customer Service Group, other than Welcome and Back Office, has a specific Performance Rating
(SLA) and maximum penalty of 15% (fifteen per cent) of the full Billing for the interval under assessment.

5.1.1.1 - Should the system go down, prompting repeat calls during the intervals subsequent to the problem and downgrading the Rating, the Parties will assess the situation and decide on the extent of the reduction or cancellation of the penalty.

5.1.2 -- % of the Group within the Average Attendance Time (TMA) Range - each Customer Service Group, other than Welcome, Dealer and Back Office, has a specific monthly Performance Rating (SLA) and maximum penalty of 2% (two per cent) of its full Billing.

5.1.3 -- % Trouble Tickets (TTs) Opened X Calls Answered - each Customer Service Group, other than Welcome, Technical Support and Back Office, has a specific monthly Performance Rating (SLA) and maximum penalty of 3.5% (three point five per cent) of its full Billing. All calls answered from this public will be removed from the Indicator.

The Trouble Tickets (TTS) Opened and the Calls Answered by the Mixed and VIP Cells will be entered under the Post-Paid results (Post-Gold + Post-Diamond).

5.1.3.1 - Responses to Prospects (non-customers): as there is no possibility of recording a Trouble Ticket (TT), these calls cannot be included in the Rating.

5.1.3.2 - Whenever the system is not available and the Trouble Ticket (TT) is consequently not recorded, all calls answered during the entire time the system is down will be expunged from the Indicator.

Performance Ratings (SLA)

IND.01- SERVICE LEVEL

Post-Paid

      - The Service Level contracted for the Post-Paid operations is 90/20, meaning 90% of the Incoming calls are answered within 20 seconds.

      - The Service Level should be metered every half hour, as this is the reference for calculating the Penalties and Bonuses as required.

      - The Penalties Table should be calculated in accordance with the following Table, with the percentage penalty being applied to the gross remuneration calculated on the traffic metered for the half hour in question:

PERIOD   PERFORMANCE     DOWNGRADE    FINE     CHECKED
------   -----------     ---------    ----     -------
        >= 90%              N/A      [*****]
        >= 88% - < 90%      N/A      [*****]
        >= 85% - < 88%      N/A      [*****]
        >= 83% - < 85%      N/A      [*****]
        >= 80% - < 83%      N/A      [*****]
 ALL    >= 70% - < 80%      N/A      [*****]  -1/2 hour
        >= 60% - < 70%      N/A      [*****]
        >= 50% - < 60%      N/A      [*****]
        >= 40% - < 50%      N/A      [*****]
        < 40%               N/A      [*****]

      - The Service Level Penalties will be quashed for the range between 80% (inclusive) and 90%, for a certain number of days a month, which will be stipulated by the CONTRACTED PARTY and are not cumulative for carrying over to the subsequent month. The number of days open to such cancellation of fines will be defined by the number of Mondays in each month.

      - The Service Level Penalties will be quashed in exceptional cases, for example, if the system goes down. In order to qualify for this cancellation, such facts should be notified and agreed with OI within no more than D+1, taken as business days (Monday - Friday).

      - Other examples for quashing fines: media notified without advance notice of 3 (three) business days and / or with demands higher than the installed capacity (Contax to suggest the possible Volume / Service Level), external factors (transportation strike, floods, large-scale accidents), among others

IND.02 - Calls Qualifier (Percentage of Trouble Tickets (TTs) opened per call answered) applicable to the Mixed and VIP cells.

      - The Trouble Ticket (TT) opening target is 100%, and may even exceed this figure as at least one Trouble Ticket (TT) should be opened for each call.

      - Consider a penalty of [*****] on the Gross Billing, for each 1% (one per cent) drop in the

      Trouble Ticket (TT) Opening Rating. The calculation should be carried out to one decimal place, meaning that for a Performance Rating (SLA) of 99.5% (ninety nine point five per cent), the penalty will be [*****], and so on. The maximum penalty will be [*****].

- Exceptionally, the "Trouble Ticket (TT) Opening" indicator targets for 2004 early 2005 for Post-Paid will be:

            -     November - 80%

            -     December - 90%

            -     January - 100%

IND.03 - Percentage within the Acceptable Average Attendance Time (TMA) Range:

The target for the "Average Attendance Time (TMA) Range" is shown in the following Table, to be calculated on the basis of the Average Attendance Time
(TMA) for each operator through the formula given below for 2004 and from January 2005 onwards:

         - Average Attendance Time (TMA) Range = (Number of Operators with monthly TMA between 1.2 x TMA Operation and 0.67% x TMA Operation) / (Total Number of Operators)

         - New Operators (market) will be considered as from the 61st (sixty-first) day Pre-Paid and Dealer.

         - New Operators (market) will be considered as from the 91st (ninety-first) day Post-Paid, Mixed.

         - Operators migrating between operator cells will be considered as from 61 (sixty-one) days after the transfer.

         - Operators answering less than 15% (fifteen per cent) of the average calls for the Group will not be included in the calculation.

         - The indicator should be calculated on a monthly basis, with Penalties to be applied on the Gross Billings.

         - The Indicator and the resulting penalty should be calculated separately for each Operations Cell.

         - Consider a penalty of [*****] on the Gross Billing, for each 1% (one per cent) drop in the "TMA Range" indicator. The calculation should be carried out to one decimal place. The maximum penalty will be [*****].

                                                               January 05
        Cell             October     November      December      onwards
        ----             -------     --------      --------    ---------
Pre-paid                   66%          68%           70%          70%
Post-paid                  64%          66%           68%          70%
Mixed                      58%          60%           62%          65%
Technical Support          70%          70%           70%          70%
VIP                        80%          80%           80%          80%

13.3 Services Chart, Prices, General Characteristics, Performance Ratings (SLA).

      PRODUCT: Mixed Cell (OI Family, etc.), Technical Support, Dealer, VIP, Back Office and OI Welcome

      BILLING: Menu

      OPERATING HOURS: See the Operating Hours Table

      BILLING CALCULATION PERIOD: From the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month.

Niteroi Site

Price List

        Amount (R$)                Unit          Mixed       Support       Dealer        VIP       OI Welcome   Bo Dealer
        -----------                ----          -----       -------       ------        ---       ----------   ---------

Basic Infrastructure           R$/Pa/month      [*****]      [*****]      [*****]      [*****]      [*****]      [*****]

Labor Force Operator           R$/Hc/month      [*****]      [*****]      [*****]      [*****]      [*****]      [*****]

Labor Force Supervisor         R$/Hc/month      [*****]      [*****]      [*****]      [*****]      [*****]      [*****]

Overtime 100% Operator            R$ / h        [*****]      [*****]      [*****]      [*****]      [*****]      [*****]

Overtime 50% Operator             R$ / h        [*****]      [*****]      [*****]      [*****]      [*****]      [*****]

Overtime 100% Supervisor          R$ / h        [*****]      [*****]      [*****]      [*****]      [*****]      [*****]

Overtime 50% Supervisor           R$ / h        [*****]      [*****]      [*****]      [*****]      [*****]      [*****]

Hours Training Operator           R$ / h        [*****]      [*****]      [*****]      [*****]      [*****]      [*****]

Hours Training Supervisor         R$ / h        [*****]      [*****]      [*****]      [*****]      [*****]      [*****]

Niteroi Site

Price List

                                                            BO           BO     BO CUSTOMER     BO       JOB      JOB DET
        AMOUNT (R$)              UNIT       BO UTI    RECONCILIATIONS  ANATEL     SERVICES   ACCOUNTS  INTRANET    CALL
---------------------------   -----------  -------    ---------------  -------  -----------  --------  --------   -------
Basic Infrastructure          R$/Pa/month  [*****]        [*****]      [*****]    [*****]     [*****]   [*****]   [*****]

Labor Force Operator          R$/Hc/month  [*****]        [*****]      [*****]    [*****]     [*****]   [*****]   [*****]

Labor Force Supervisor        R$/Hc/month  [*****]        [*****]      [*****]    [*****]     [*****]   [*****]   [*****]

Overtime 100% -- Operator       R$ / h     [*****]        [*****]      [*****]    [*****]     [*****]   [*****]   [*****]

Overtime 50% Operator           R$ / h     [*****]        [*****]      [*****]    [*****]     [*****]   [*****]   [*****]

Overtime 100% -- Supervisor     R$ / h     [*****]        [*****]      [*****]    [*****]     [*****]   [*****]   [*****]

Overtime 50% Supervisor         R$ / h     [*****]        [*****]      [*****]    [*****]     [*****]   [*****]   [*****]

Hours Training Operator         R$ / h     [*****]        [*****]      [*****]    [*****]     [*****]   [*****]   [*****]

Hours Training Supervisor       R$ / h     [*****]        [*****]      [*****]    [*****]     [*****]   [*****]   [*****]

Niteroi Site

Operating Hours Table

       Cell                                                 Operating Hours
-----------------                    -----------------------------------------------------------------
Mixed                                         24 (twenty four) hours x 7 (seven) days x week

Technical Support                             24 (twenty four) hours x 7 (seven) days x week

Dealer                               18 (eighteen) hours x 6 (six) days x week / Sunday 10 (ten) hours

VIP                                           24 (twenty four) hours x 7 (seven) days x week

OI Welcome                    12 (twelve) hours x 6 (six) days x week

BackOffice                    12 (twelve) hours x 6 (six) days x week

GENERAL COMMENTS

1 - DEFINITIONS

CMS / BCMS: Traffic Control System for all calls received / made through the Automatic Call Distributor (DAC).

CONTRACTED PARTY: CONTAX TNL S/A

CONTRACTING PARTY : TNL PCS S/A

DAC: Automatic Call Distributor.

HE: Overtime.

HOLD TIME: Time that the Customer Care Representative (RA) keeps the customer waiting during the call.

SERVICE LEVEL (NS): Quality Indicator giving the percentage of Calls Answered Live with pre-set maximum waiting time.

SYSTEM PAUSE: Pause for the time used by the Customer Care Representative (RA) to login, consult the supervisor and transfer conference calls.

POST-SERVICE: Pause used by the Customer Care Representative (RA) for Back Office tasks supplementary to the services, requested exclusively by OI and used for registering the Trouble Ticket (TT), information, requests and / or complaints after the customer hangs up on the call. This pause is configured on the Automatic Call Distributor (DAC) directly in the Skill.

ATTENDANCE POSITION (PA): each unit making or receiving calls, and equipped with the necessary customer service tools.

CUSTOMER CARE REPRESENTATIVE (RA): Consists of the group of people trained to work as tele-operators for Basic Customer Services, qualified for immediate hire, depending on their availability.

SERVICE LEVEL AGREEMENT (SLA): Agreement on Service Levels

AVERAGE CONVERSATION TIME (TMC): average conversation time for live response.

AVERAGE ATTENDANCE TIME (TMA): Average duration of Calls Answered Live, calculated in accordance with the following formula: TMA = TMC + Hold Time + Post-Service + SYSTEM PAUSE.

TROUBLE TICKET (TT): Record by the Customer Care Representative (RA) on the Siebel for documenting customer information, requests and / or complaints.

ARU: Audible Response Unit

2 -- SIZING

2.1 - The Average Attendance Time (TMA) and Calls Forecast used to size the number of Attendance Positions (PAs) and Customer Care Representatives (RAs) required to render the services should be drawn up for a three-month period on a month by month basis, and forwarded to the CONTRACTED PARTY 45 (forty five) days prior to the first month covered by the Quarterly Forecast.

2.2 -- The CONTRACTING PARTY should draw up the Quarterly Forecast and submit it CONTRACTED PARTY for its information and agreement within 5 (five) business days.

2.3 - For the purposes of billing the number of Attendance Positions (PAs) and Customer Care Representatives (RAs) required for the current month, only the first month of the quarter is valid.

3 -- BILLING

3.1 - Billing for the Attendance Positions (PAs) - unit price for the "Basic Infrastructure" as stipulated in the Price List, multiplied by the total number of Attendance Positions (PAs) calculated through the specific Report taken from the Traffic Control System (CMS).

Individual calculations will be carried out for the Billing based on the lowest value between two types of calculation, in compliance with the following rules:

- Different operations located on the same floor of a building will be charged by the sum of the Attendance Position (PA) Tables logged on each half-hour, subsequently checking the MAXTOP value. This calculation will be based on business days when the Customer Care Representatives (RAs) are not on holiday, defined below for each operation:

            -     Mixed - Monday - Friday

            -     Support - Monday - Friday

            -     Dealer - Monday - Friday

            -     VIP - Monday - Friday

            -     Back Office - Monday - Friday

            -     Welcome - Monday - Friday

IMPORTANT: This calculation should include the Attendance Positions (PAs) (Infrastructure) assigned to the Customer Care Representatives (RAs) and shared with another operation remunerated through the Speaking Time model.

- Operations not located on the same floor of a building will be handled through individual analyses and the sum of the operations. The total value of the Attendance Positions (PAs) for Billing purposes will be calculated on the basis of the MAXTOP sum, with the optimization of the Attendance Positions
      (PAs) permitted only for Groups of 15 x 15 positions.

   Example:

           OPERATION 1     OPERATION 2    OPERATION 1+ 2
12h            40              100             140

12:30h         55              130             185

13h            60               80             140

13:30h         50              100             150

14h            30               80             110

      -     For maximum optimization, the total number of Attendance Positions
            (PAs) to be invoiced would be 185.

      - For the model where maximum optimization is not possible, the Attendance Positions (PAs) will be broken down into Groups of 15 x 15.

            Hypothetical Situation: for the 12:30h interval, there will be an overrun of 10 (ten) Attendance Positions (PAs) that will be remunerated.

            Calculation:

            Additional Attendance Positions (PAs) = result of dividing the (Sum of Operations - Operation 1 or 2) by 15.

            Demonstration: (185 - 130) = 55 / 15 = result of 3, with 10 left over.

            Total Attendance Positions (PAs) for Billing = 185+ 10 = 195

            The Billing will be for 190 Attendance Positions (PAs), representing the mean between 185 (Operations 1 + 2) and 195, with these 190 Attendance Positions (PAs) being the lowest figure obtained by the two types of calculation (185 and 195).

3.1.1. - The number of Attendance Positions (PAs) calculated each day may not exceed the number agreed by the Parties and based on the Sizing proposed by the

CONTRACTED PARTY, pursuant to Item 2.1.

3.1.2 - The CONTRACTED PARTY will be paid for the number of Attendance Positions
(PAs) higher than forecast for the day with the formal approval of the CONTRACTING PARTY.

3.2 - Billing for the "Labor Force Operator" - unit price for the "Labor Force Operator" / Customer Care Representative (RA) as shown in the Price List, multiplied by the total number of Customer Care Representatives (RAs), calculated in compliance with the following rules:

      - The Sizing for the Customer Care Representatives (RAs) will include an increase of 3% (three per cent) to cover Absenteeism paid by the CONTRACTING PARTY.

      - The calculation formula for the "Labor Force Operator" should be based on the Logged Agents Report taken from the Traffic Control System (CMS), for each interval of 30 (thirty) minutes, taking the "Labor Force Operator" working full-time on the Operation with payment for each Attendance Position (PA), in addition to the "Labor Force Operator" shared with a second Operation (Multiskill).

     For two cells remunerated by Attendance Position (PA), there is no alteration to the manner of calculating the remuneration of the Customer Care Representatives (RAs), as the first Operator skill defines the cell to which he belongs.

      - For an operation not sharing the skills of the Customer Care Representatives (RAs) (single skill), the calculation of the remuneration will be carried out in compliance with the following formula :

 (Total Logged Agents for each 30 min. X 0.5 hour - Total Overtime + Total de Hours

                             Worked and Not Logged)

                   (6 hours) X (1 + Contracted Absenteeism 3%)

3.2.1 - The number of Customer Care Representatives (RAs) calculated each day may not be higher than agreed by the Parties on the basis of the Sizing proposed by the CONTRACTED PARTY, pursuant to Item 2.1.

3.2.2 - The CONTRACTED PARTY will be paid for the number of Customer Care Representatives (RAs) higher than forecast for the day only with the formal approval of the CONTRACTING PARTY.

3.3 - Billing for the "Labor Force Supervisor" - unit price for the" Labor Force Supervisor" as stipulated in the Price List, multiplied by the total number of Supervisors and calculated in compliance with the following rules:

3.3.1 - Each team with no more than 25 Customer Care Representatives (RAs) will be allocated and billed for a Supervisor.

3.4 - Billing Overtime for Customer Services - will be charged in full, and the portion of the unit cost of the "Labor Force Operator" and Labor Force Supervisor", pursuant to the

Price List, in the situations listed below:

3.4.1 - ANATEL Metering Days - compliance with the regulations (SMP4).

3.4.2 - All Municipal, State and Federal holidays.

3.4.3 - Seasonal traffic and / or specific demands (tasks), with the formal approval of the CONTRACTING PARTY.

3.5 - Training Billing

3.5.1 - Initial Training; Migration between Cells; and Training in New Products and Services, as well as Promotion Campaigns, will be charged as defined in the Menu under the Training Items.

3.5.2 - The Training Sessions held during overtime and agreed between the CONTRACTING PARTY and the CONTRACTED PARTY, should be charged in compliance with Menu, under the Overtime Items.

3.6 -- Billing for the Audible Response Unit (ARU) Ports, CTI, Digital Recording Technology, Software and Systems in general - In compliance with the Price List in this CONTRACT.

4 -- HALTS IN THE OPERATIONS

4.1.1 -- For occurrences that may result in a halt in the operations, the causes thereof should be identified in order to allocate responsibility and liability as required in order to remedy such situations.

4.1.2 -- When the causes are related to the infrastructure and / or technology that is the responsibility of the CONTRACTING PARTY, it should remunerate the CONTRACTED PARTY based on the duration of the halt and the consequences thereof. The CONTRACTED PARTY should be remunerated as though such an event had not occurred, consequently expunging the effects thereof from the services invoiced and fines agreed for poor operating performance shown through the contractual Performance Indicators: Service Level, % of the Group within the Average Attendance Time (TMA) Range and % Trouble Tickets (TTS) Opened x Calls Answered.

5 - STATEMENT OF SERVICES, APPROVAL AND ISSUE OF INVOICE BY THE CONTRACTED PARTY

5.1.1 - The Invoice (Nota Fiscal) will be issued by the 20th (twentieth) day of each month.

5.1.2 - The CONTRACTED PARTY will forward a detailed statement to the CONTRACTING PARTY covering the services rendered and the respective Billing by the by the 16th (sixteenth) of each month and the CONTRACTING PARTY will forward the validation within two (2) business days from the forwarding of information by the CONTRACTED PARTY.

5.1.3 - The amounts charged through the Statement of Services Rendered refer to the services rendered between the 16th (sixteenth) day of the previous month and the 15th (fifteenth) day of the current month. By the 10th (tenth) day of the month subsequent to that covered by the invoice, the CONTRACTED PARTY may present the CONTRACTING PARTY with an updated Statement of Services Rendered, showing the amount receivable or deductible from the invoice issued for the month subsequent to that covered by the invoice if any difference is ascertained, provided the CONTRACTING PARTY and the CONTRACTED PARTY agree on that..

6 -- PERFORMANCE INDICATORS, PERFORMANCE RATINGS (SLA), BONUSES AND PENALTIES:

6.1 - The Performance Indicators, Performance Ratings (SLA), Bonuses and Penalties applicable to the CONTRACTED PARTY, are presented in the following
Tables:

6.1.1 - Service Level for the Month - each Customer Service Group, other than Welcome and Back Office, has a specific Performance Rating (SLA) and maximum penalty of 15% (fifteen per cent) of the full Billing for the interval under assessment.

6.1.1.1 - Should the system go down, prompting repeat calls during the intervals subsequent to the problem and downgrading the Indicator, the Parties will assess the situation and decide on the extent of the reduction or cancellation of the penalty.

6.1.2 -- % of the Group within the Average Attendance Time (TMA) Range - each Customer Service Group, other than Welcome, Dealer and Back Office, has a specific monthly Performance Rating (SLA) and maximum penalty of 2% (two per cent) of its full Billing.

6.1.3 -- % Trouble Tickets (TTs) Opened X Calls Answered - each Customer Service Group, other than Welcome, Technical Support and Back Office, has a specific monthly Performance Rating (SLA) and maximum penalty of 3.5% (three point five per cent) of its full Billing. All calls answered from this public will be removed from the Indicator.

The Trouble Tickets (TTS) Opened and the Calls Answered by the Mixed and VIP Cells will be entered under the Post-Paid results (Post-Gold + Post-Diamond).

6.1.3.1 - For responding to Prospects (non-customers), as there is no possibility of recording a Trouble Ticket (TT), these calls can consequently not be included in the Indicator.

6.1.3.2 - Whenever the system is not available and the Trouble Ticket (TT) is consequently not recorded, all calls answered during the entire time the system is down will be expunged from the Indicator.

6.1.4 -- The CONTRACTED PARTY will be awarded a bonus based on the COPERNICUS Ranking. This bonus will be calculated through the Ranking obtained by each Coverage Area. The Ranking should be weighted by the Total Facilities (Pre and Post-Paid) for each Area.

Ex.: Area III -- Facilities 100,000 / Ranking: 3

   Area IV -- Facilities 200,000 / Ranking: 2

 Weighted Copernicus Ranking = (100,000 x 3 + 200,000 x 2) / (100,000 + 200,000)

- Bonus Table for calculating the Monthly Remuneration

Copernicus Ranking       Monthly Bonus
1                           500,000

> 1 - <= 1.5                400,000

> 1.5 - <= 2                200,000

> 2 - <= 2.6                100,000

> 2.6                             0

- Eligibility to receive the Bonus will be defined for the period between the months in which the field surveys are carried out, paid out as from the month checked.

   e.g..: if the survey is carried out in April 2005 and the Ranking reaches 1.6, the monthly bonus will be R$ 200,000, with payment beginning in May 2005 and ending in August 2005 (bonus for January - April 2005).

Should the second survey be carried out in August 2005, the eligibility of these findings will be considered for the months between the surveys, namely
May - August 2005, with payments schedule for September-December 2005.

- Should a survey be carried out prior to the complete settlement of a bonus awarded for an earlier survey, the outstanding amount will be settled in full in the month during which the second survey is analyzed.

For the example given above, assume another survey is carried out in July 2005. In this case, an amount of R$ 400,000 will be paid out in July 2005 for March - April 2005.

- Any outstanding amounts of bonuses still payable by December 2005 should be settled in full.

- The CONTRACTED PARTY should transfer at least 50% (fifty per cent) of the award to the Operations, in the manner it deems appropriate and duly proven to OL. Should these payments to the supplier be made by the CONTRACTING PARTY, the taxed owed by the CONTRACTED PARTY on the amounts involved will be transferred thereto in full.

6.1.5 -- The CONTRACTED PARTY will be awarded a bonus on the basis of the ANATEL
Ranking:

- The CONTRACTED PARTY will be awarded a bonus on the basis of the ANATEL Complaints Ranking disclosed each month by this Regulator.

- The Bonus Table stipulates remuneration of R$ 10,000 for each rank above 10th place, with a cap of R$ 100,000. The Total Remuneration Formula is:

   e.g..: Remuneration for the month: (ANATEL Ranking - 10) x R$ 10,000

   Payment will always be made to the CONTRACTED PARTY in the month subsequent to that checked by ANATEL.

Performance Ratings (SLA)

IND.01- SERVICE LEVEL - 90%

   - The Service Level contracted for the Mixed and Technical Support Cell operations is 90/20; meaning 90% of the Incoming calls are answered within twenty seconds.

   - The Service Level contracted for the VIP Cell operations is 90/10; meaning 90% of the Incoming calls are answered within ten seconds.

   - The Service Level should be metered every half hour, as this is the reference for calculating the Penalties and Bonuses as required.

   - The Penalties Table should be calculated in accordance with the following Table, with the percentage penalty being applied to the gross remuneration calculated on the traffic metered for the half hour in question:

PERIOD         PERFORMANCE      DOWNGRADE          FINE         CHECKED
------       --------------     ---------         -------       -------
                 >= 90%            N/A            [*****]

             >= 88% - < 90%        N/A            [*****]

             >= 85% - < 88%        N/A            [*****]

             >= 83% - < 85%        N/A            [*****]

             >= 80% - < 83%        N/A            [*****]       monthly
All
             >= 70% - < 80%        N/A            [*****]

             >= 60% - < 70%        N/A            [*****]

             >= 50% - < 60%        N/A            [*****]

             >= 40% - < 50%        N/A            [*****]

                 < 40%             N/A            [*****]

      - The Service Level Penalties will be quashed for the range between 80% (inclusive) and 90%, for a certain number of days a month, which will be stipulated by the CONTRACTED PARTY and are not cumulative for carrying over to the subsequent month. The number of days open to such cancellation of fines will be defined by the number of Mondays in each month.

      - The Service Level Penalties will be quashed in exceptional cases, for example, if the system goes down. In order to qualify for such cancellation, such facts should be notified and agreed with OI within no more than D+1, taken as business days (Monday - Friday).

      - Other examples for quashing fines: media notified without advance notice of 3 (three) business days and / or with demands higher than the installed capacity (Contax to suggest the possible Volume / Service Level), external factors (transportation strike, floods, large-scale accidents), among others.

IND.02 - Calls Qualifier (Percentage of Trouble Tickets (TTs) opened per call answered) applicable to the Mixed and VIP cells.

      - The Trouble Ticket (TT) opening target is 100%, and may even exceed this figure as at least one Trouble Ticket (TT) should be opened for each call.

      - Consider a penalty of [*****] on the Gross Billing, for each 1% (one per cent) drop in the Trouble Ticket (TT) opening Indicator. The calculation should be carried out to one decimal place, meaning that for a Performance Rating (SLA) of 99.5% (ninety nine point five per cent), the penalty will be [*****], and so on. The maximum penalty will be [*****].

      - Exceptionally, the "Trouble Ticket (TT) Opening" indicator targets for 2004 early 2005 for Mixed and VIP will be:

                  -     November - 80%

                  -     December - 90%

                  -     January - 100%

IND.03 - Percentage within the Acceptable Average Attendance Time (TMA) Range - Range. Applicable to the Mixed, VIP and Technical Support Cells

      - The target for the "Average Attendance Time (TMA) Range" is shown in the following Table, to be calculated on the basis of the Average Attendance Time (TMA) for each operator through the formula given below for 2004 and from January 2005 onwards:

            - Average Attendance Time (TMA) Range = (The number of operators with monthly TMA between 1.2 x TMA Operation and 0.67% x TMA Operation) / (Total Number of Operators)

                                                               January 05
      Cell               October     November      December     onwards
-----------------        -------     --------      --------    ----------
Pre-paid                   66%          68%           70%          70%
Post-paid                  64%          66%           68%          70%
Mixed                      58%          60%           62%          65%
Technical Support          70%          70%           70%          70%
VIP                        80%          80%           80%          80%

            - New Operators (market) will be considered as from the 61st (sixty-first) day / Pre-Paid and Dealer.

            - New Operators (market) will be considered as from the 91st day / Post-Paid, Mixed.

            - Operators migrating between operator cells will be considered as from 61 (sixty-one) days after the transfer.

            - Operators answering less than 15% (fifteen per cent) of the average calls for the Group will not be included in the calculation.

            - The indicator should be calculated on a monthly basis, with Penalties to be applied on the Gross Billings.

            - The Indicator and the resulting penalty should be calculated separately for each Operations Cell.

            - Consider a penalty of [*****] on the Gross Billing, for each 1% (one per cent) drop in the "TMA Range" indicator. The calculation should be carried out to one decimal place. The maximum penalty will be [*****].

IND.04 - SERVICE LEVEL - Dealer

      - The Service Level contracted for the Dealer Operations is 80/20, meaning that 80% of the Incoming calls are answered within 20 seconds.

      - The Service Level should be metered every half hour, as this is the reference for calculating the Penalties and Bonuses as required.

The Penalties should be calculated in accordance with the following Table, with the percentage penalty being applied to the gross remuneration, based on the traffic metered for the half hour in question:

PERIOD            PERFORMANCE       DOWNGRADE    FINE         CHECKED
------          ---------------     ---------    ----         --------
                >= 80%                 N/A         0%

                >= 78% -  < 80%        N/A         1%

                >= 75% -  < 78%        N/A         2%

                >= 73% -  < 75%        N/A         3%

                >= 70% -  < 73%        N/A         4%
All                                                           1/2 hour
                >= 60% -  < 70%        N/A         6%

                >= 50% -  < 60%        N/A         8%

                >= 40% -  < 50%        N/A        10%

                >= 30% -  < 40%        N/A        12%

                < 30%                  N/A        15%

      - The Service Level Penalties will be quashed for the range between 70% (inclusive) and 80%, for a certain number of days a month, which will be stipulated by the CONTRACTED PARTY and are not cumulative for carrying over to the subsequent month. The number of days open to such cancellation of fines will be defined by the number of Mondays in each month.

      - The Service Level Penalties will be quashed in exceptional cases, for example, if the system goes down. In order to qualify for such cancellation, such facts should be notified and agreed with OI within no more than D+1, taken as business days (Monday - Friday).

      - Other examples for quashing fines: media notified without advance notice of 3 (three) business days and / or with demands higher than the installed capacity, external factors (transportation strike, floods, large-scale accidents), among others.

TRAINING:

The types of Training required to perform of the services are described below, in addition to defining the Party bearing the costs thereof:

      - INITIAL TRAINING: Consists of the Training required for each operator to begin work in the respective service cells, in order to ensure a proper understanding of the various types of information related thereto.

            Service metered by Minute Spoken: Responsibility of the CONTRACTED PARTY. This includes the start-up of a service, as well as the replacement of operators due to normal staff turnover.

            Service metered by Attendance Position (PA): Responsibility of the CONTRACTING PARTY, PURSUANT to the Training Man-hours Price List.

      REFRESHER TRAINING: Consists of Training providing updated information for the respective service cells, upgrading the operators rendering the services as follows:

      - The CONTRACTED PARTY is responsible for the Refresher Training costs, for no more than 5 (five) days/year per operator. The costs of any additional periods will be for the account of the CONTRACTING PARTIES, in accordance with the Training Man-hours Price List or Minute Spoken, for operations measured by Attendance Position (PA) or Minute Spoken, respectively, which constitutes an integral part of this document.

DURATION

The services covered in this chart will be supplied for a period of 6 (six) years. On expiry of this period, the supply of the services will be automatically renewed for 5 (five) years, unless any of the Parties decide otherwise. Should any of the Parties decide not to extend the contract, the Party adopting such decision should notify the other with advance notice of 180 (one hundred and eighty) days, all as stipulated in Item 14.1 of the Services Agreement regulating the business relationship in question.

REDUCTION OF SERVICE

The Parties hereby agree that the CONTRACTING PARTIES may reduce one or all of the services constituting this product called "OI CUSTOMER SERVICE", rendered by the CONTRACTED PARTY, provided the respective impact thereof does not result in an annual reduction of more than [*****] of the revenues posted over the past 12 (twelve) months by the CONTRACTED PARTY for this product. When such reduction exceeds [*****], the additional amount will be considered as partial rescission, being subject to a rescissory fine in such case equivalent to the amount corresponding to the amount by which the monthly revenues are reduced, multiplied by [*****]. This amount should be calculated without including the [*****] reduction permitted as described above, taking into consideration only the amount exceeding the reduction limit allowed for the CONTRACTING PARTY. The fine should be paid by the CONTRACTING PARTY reducing the services requested from the CONTRACTED PARTY, both adopting this stance and taking the proportional aspects of the revenues into consideration.

14. OI BUSINESS

The annual estimated fee for this service is [*****].

14.1 SERVICES CHART, PRICES, GENERAL CHARACTERISTICS, PERFORMANCE RATINGS (SLA).

SERVICE: OI BUSINESS

BILLING: Menu

OPERATING HOURS: 12 (twelve) hours x 7 (seven) days x week

BILLING CALCULATION PERIOD: - from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month

Prices

 SITE                         SERVICES                               UNIT                  R$
-------         ------------------------------------                -------              -------
                Basic Infrastructure                                R$ / PA              [*****]

                Labor Force Operator                                R$ / HC              [*****]

                Labor Force Supervisor                              R$ / HC              [*****]

                Overtime 100% -- Operator                           R$ / h               [*****]

                Overtime 50% -- Operator                            R$ / h               [*****]

Niteroi         Overtime 100% -- Supervisor                         R$ / h               [*****]

                Overtime 50% -- Supervisor                          R$ / h               [*****]

                Hours Training Operator                             R$ / h               [*****]

                Hours Training Supervisor                           R$ / h               [*****]

                Specialized Supervisor / Labor Force                R$ / h               [*****]

                Labor Force Coordinator                             R$ / HC              [*****]

GENERAL CHARACTERISTICS

1 - SIZING

1.1 -- The forecast figures for the Attendance Positions (PAs) and Labor Force should be drawn up for the next three months, on a month by month basis, and forwarded to the CONTRACTED PARTY 45 (forty five) days prior to the first month covered by the Quarterly Forecast.

1.2 -- The CONTRACTING PARTY should draw up the Quarterly Forecast, and forward it to the CONTRACTED PARTY for its information and agreement.

1.3 -- For the purposes of billing the number of Attendance Positions (PAs) and Labor Force, only the first month of the quarter is valid.

2 -- BILLING

2.1 -- Billing the Attendance Positions (PAs) - Basic Infrastructure in the Price List

2.1.1 -- The volume of Basic Attendance Positions (PAs) for calculating the Invoice is the average Max Top for the days calculated.

2.1.2 -- The Max Top is calculated on a daily basis, except for days off and holidays for this Product Service Group.

2.1.3 -- This calculation is carried out through the Max Top function (maximum number of Attendance Positions (PAs) logged during the thirty-minute interval) of the CMS System

2.1.4 -- The volume of Attendance Positions (PAs) calculated on a daily basis may not be higher than stipulated in the forecast for the month in question, received by the CONTRACTED PARTY with 45 (forty five) days advance notice (Item
1)

2.1.5 -- The volume calculated may be higher than the forecast only with the approval of the CONTRACTING PARTY to increase the number of Attendance Positions
(PAs) on the calculation day

2.2 -- Labor Force Billing

2.2.1 -- The base Labor Force volume for calculating the Invoice is the average number of employees at work during the Billing period.

2.2.2 -- The Labor Force volume is calculated on a daily basis for the number of people working on the first day of the Billing period, excluding dismissals, resignations, vacations and sick leave on a daily basis, among others.

2.2.3 -- The volume of people calculated on a daily basis may not be higher than stipulated in the forecast for the month in question, received by the CONTRACTED PARTY with 45 (forty five) days advance notice (Item 1)

2.2.4 -- The volume calculated may be higher than the forecast when the CONTRACTING

PARTY has agreed to increase the number of people on the calculation day

2.2.5 -- The CONTRACTED PARTY add to the base Labor Force volume for calculating the Invoice an absenteeism adjustment of 3% (three per cent) of the base volume

2.3 -- Overtime Billing

2.3.1 -- Overtime is not included in the Labor Force Price, and should be charged separately as follows:

2.3.2 -- All overtime will be billed as related to ANATEL and on holidays, according to the prices in this Product Price List;

2.3.3 -- Overtime due to seasonal factors and specific demands will be charged after approval of the volume by the CONTRACTING PARTY and billed according to the price listed for this product.

2.4 -- Training Billing

2.4.1 -- Initial Training and Product Training will be charged in compliance with Table above.

2.4.2 -- The Training Sessions held during overtime and agreed between the CONTRACTING PARTY and the CONTRACTED PARTY, should be charged in compliance with the Product Menu, Overtime Item.

2.5 -- Audible Response Unit (ARU) Port Billing, recording, software and systems in general, should be undertaken in accordance with the Other Products Table in this CONTRACT.

2.6. Halt in the Operations

2.6.1. For occurrences that may result in a halt in the operations, the causes thereof should be identified in order to allocate responsibility and liability as required

2.6.2. When the causes are related to the infrastructure and / or technology that is the responsibility of the CONTRACTING PARTY, it should pay remuneration for the operations based on duration of the halt and the consequences thereof. The CONTRACTED PARTY should be remunerated as though such an event had not occurred, consequently expunging the effects thereof from the fines and volumes billed, based on the Performance Rating (SLA).

2.7 -- Issuing and Checking the Invoice

2.7.1 -- The Invoice (Nota Fiscal) should be issued by the 20th (twentieth) day of each month.

2.7.2 -- The CONTRACTED PARTY will forward a detailed Statement to the CONTRACTING PARTY covering the services rendered and the respective Billing by the 16th (sixteenth) of each MONTH, AND THE CONTRACTING PARTY will forward the validation within two (2) business days from the forwarding of information by the CONTRACTED PARTY..

2.7.3 -- The amounts charged through the Statement of Services Rendered refer to the services rendered between the 16th (sixteenth) day of the previous month and the 15th (fifteenth) day of the current month. By the 10th (tenth) day of the month subsequent to that covered by the invoice, the CONTRACTED PARTY may present the CONTRACTING PARTY with an updated Statement of Services Rendered, showing the amount receivable or deductible from the invoice issued for the month subsequent to that covered by the invoice if any difference is ascertained, provided the CONTRACTING PARTY and the CONTRACTED PARTY agree on that.

14.2 SERVICES CHART, PRICES, GENERAL CHARACTERISTICS, PERFORMANCE RATINGS (SLA).

Service: BO SERVICES OI BUSINESS

Billing: Menu

Operating Hours: 12 (twelve) hours x 6 (six) days x week

Billing Calculation Period: from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month -

Prices

 SITE                         SERVICES                UNIT          R$
-------             ---------------------------   -----------    -------
                    Basic Infrastructure            R$ / PA      [*****]

                    Labor Force Operator          R$/Hc/month    [*****]

                    Labor Force Supervisor        R$/Hc/month    [*****]

                    Overtime 100% -- Operator       R$ / h       [*****]
Niteroi
                    Overtime 50% -- Operator        R$ / h       [*****]

                    Overtime 100% -- Supervisor     R$ / h       [*****]

                    Overtime 50% -- Supervisor      R$ / h       [*****]

                    Hours Training Operator         R$ / h       [*****]

                    Hours Training Supervisor       R$ / h       [*****]

General Characteristics

1-- SIZING

1.1 -- The forecast figures for the Attendance Positions (PAs) and Labor Force should be drawn up for the next three months, on a month by month basis, and forwarded to the CONTRACTED PARTY 45 (forty five) days prior to the first month covered by the Quarterly Forecast.

1.2 -- The CONTRACTING PARTY should draw up the Quarterly Forecast, and forward it to the CONTRACTED PARTY for its information and agreement.

1.3 -- For the purposes of billing the number of Attendance Positions (PAs) and Labor Force, only the first month of the quarter is valid.

2 -- BILLING

2.1 -- Billing the Attendance Positions (PAs) - Basic Infrastructure in the Price List

2.1.1 -- The volume of Basic Attendance Positions (PAs) for calculating the Invoice is the average Max Top for the days calculated.

2.1.2 -- The Max Top is calculated on a daily basis, except for days off and holidays for this Product Service Group.

2.1.3 -- This calculation is carried out through the Max Top function (maximum number of Attendance Positions (PAs) logged during the thirty-minute interval) of the Traffic Control System (CMS).

2.1.4 -- The volume of Attendance Positions (PAs) calculated on a daily basis may not be higher than stipulated in the forecast for the month in question, received by the CONTRACTED PARTY with 45 (forty five) days advance notice (Item
1)

2.1.5 -- The volume calculated may be higher than the forecast only with the approval of the CONTRACTING PARTY to increase the number of Attendance Positions
(PAs) on the calculation day

2.2 -- Labor Force Billing

2.2.1 -- The base Labor Force volume for calculating the Invoice is the average number of employees at work during the Billing period.

2.2.2 -- The Labor Force volume is calculated on a daily basis for the number of people working on the first day of the Billing period, excluding dismissals, resignations, vacations and sick leave on a daily basis, among others.

2.2.3 -- The volume of people calculated on a daily basis may not be higher than stipulated in the forecast for the month in question, received by the CONTRACTED PARTY with 45 (forty five) days advance notice (Item 1).

2.2.4 -- The volume calculated may be higher than the forecast when the CONTRACTING PARTY has agreed to increase the number of people on the calculation day

2.2.5 -- The CONTRACTED PARTY add to the base Labor Force volume for calculating the Invoice an absenteeism adjustment of 3% (three per cent) of the base volume

2.3 -- Overtime Billing

2.3.1 -- Overtime is not included in the Labor Force Price, and should be charged separately as follows:

2.3.2 -- All overtime will be billed as related to ANATEL and on holidays, according to the prices in this Product Price List;

2.3.3 -- Overtime due to seasonal factors and specific demands will be charged after approval of the volume by the CONTRACTING PARTY and billed according to the price listed for this product.

2.4 -- Training Billing

2.4.1 -- Initial Training and Product Training will be charged in compliance with Table above.

2.4.2 -- The Training Sessions held during overtime and agreed between the CONTRACTING PARTY and the CONTRACTED PARTY, should be charged in compliance with the Product Menu, Overtime Item.

2.5 -- Audible Response Unit (ARU) Port Billing, recording, software and systems in general, should be undertaken in accordance with the Other Products Table in this CONTRACT.

2.6. Halt in the Operations

2.6.1. For occurrences that may result in a halt in the operations, the causes thereof should be identified in order to allocate responsibility and liability as required

2.6.2. When the causes are related to the infrastructure and / or technology that is the responsibility of the CONTRACTING PARTY, it should pay remuneration for the operations based on duration of the halt and the consequences thereof. The CONTRACTED PARTY should be remunerated as though such an event had not occurred, consequently expunging the effects thereof from the fines and volumes billed, based on the Performance Rating (SLA).

2.7 -- Issuing and Checking the Invoice

2.7.1 - The Invoice (Nota Fiscal) should be issued by the 20th (twentieth) day of each month.

2.7.2 -- The CONTRACTED PARTY will forward a detailed statement to the CONTRACTING PARTY covering the services rendered and the respective Billing by the 16th (sixteenth) of each month and the CONTRACTING PARTY will forward the validation within two (2) business days from the forwarding of information by the CONTRACTED PARTY..

2.7.3 -- The amounts charged through the Statement of Services Rendered refer to the services rendered between the 16th (sixteenth) day of the previous month and the 15th (fifteenth) day of the current month. By the 10th (tenth) day of the month subsequent to that covered by the invoice, the CONTRACTED PARTY may present the CONTRACTING PARTY with an updated Statement of Services Rendered, showing the amount receivable or deductible from the invoice issued for the month subsequent to that covered by the invoice if any difference is ascertained, provided the CONTRACTING PARTY and the CONTRACTED PARTY agree on that.

14.3 SERVICES CHART, PRICES, GENERAL CHARACTERISTICS, PERFORMANCE RATINGS (SLA)

Service: BO CONTESTATIONS OI BUSINESS

Billing: Menu

Operating Hours: 12 (twelve) hours X 6 (six) days x week

Billing Calculation Period: - from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month.

Prices

 SITE                      SERVICE                     UNIT                 R$
-------          ---------------------------       -----------           -------
                 Basic Infrastructure              R$/Pa/month           [*****]

                 Labor Force Operator              R$/Hc/month           [*****]

                 Labor Force Supervisor            R$/Hc/month           [*****]

                 Overtime 100% -- Operator           R$ / h              [*****]
Niteroi
                 Overtime 50% -- Operator            R$ / h              [*****]

                 Overtime 100% -- Supervisor         R$ / h              [*****]

                 Overtime 50% -- Supervisor          R$ / h              [*****]

                 Hours Training Operator             R$ / h              [*****]

                 Hours Training Supervisor           R$ / h              [*****]

General Characteristics

1-- SIZING

1.1 -- The forecast figures for the Attendance Positions (PAs) and Labor Force should be drawn up for the next three months, on a month by month basis, and forwarded to the CONTRACTED PARTY 45 (forty five) days prior to the first month covered by the Quarterly Forecast.

1.2 -- The CONTRACTING PARTY should draw up the Quarterly Forecast, and forward it to the CONTRACTED PARTY for its information and agreement.

1.3 -- For the purposes of billing the number of Attendance Positions (PAs) and Labor Force, only the first month of the quarter is valid.

2 -- BILLING

2.1 -- Billing the Attendance Positions (PAs) - Basic Infrastructure in the Price List

2.1.1 -- The volume of Basic Attendance Positions (PAs) for calculating the Invoice is the average Max Top for the days calculated.

2.1.2 -- The Max Top is calculated on a daily basis, except for days off and holidays for this Product Service Group.

2.1.3 -- This calculation is carried out through the Max Top function (maximum number of Attendance Positions (PAs) logged during the thirty-minute interval) of the Traffic Control System (CMS).

2.1.4 -- The volume of Attendance Positions (PAs) calculated on a daily basis may not be higher than stipulated in the forecast for the month in question, received by the CONTRACTED PARTY with 45 (forty five) days advance notice (Item
1).

2.1.5 -- The volume calculated may be higher than the forecast only with the approval of the CONTRACTING PARTY to increase the number of Attendance Positions
(PAs) on the calculation day.

2.2 -- Labor Force Billing

2.2.1 -- The base Labor Force volume for calculating the Invoice is the average number of employees at work during the Billing period.

2.2.2 -- The Labor Force volume is calculated on a daily basis for the number of people working on the first day of the Billing period, excluding dismissals, resignations, vacations and sick leave on a daily basis, among others.

2.2.3 -- The volume of people calculated on a daily basis may not be higher than stipulated in the forecast for the month in question, received by the CONTRACTED PARTY with 45 (forty five) days advance notice (Item 1)

2.2.4 -- The volume calculated may be higher than the forecast when the CONTRACTING PARTY has agreed to increase the number of people on the calculation day

2.2.5 -- The CONTRACTED PARTY add to the base Labor Force volume for calculating the Invoice an absenteeism adjustment of 3% (three per cent) of the base volume

2.3 -- Overtime Billing

2.3.1 -- Overtime is not included in the Labor Force Price, and should be charged separately as follows:

2.3.2 -- All overtime will be billed as related to ANATEL and on holidays, according to the prices in this Product Price List;

2.3.3 -- Overtime due to seasonal factors and specific demands will be charged after approval of the volume by the CONTRACTING PARTY and billed according to the price listed for this product.

2.4 -- Training Billing

2.4.1 -- Initial Training and Product Training will be charged in compliance with Table above.

2.4.2 -- The Training Sessions held during overtime and agreed between the CONTRACTING PARTY and the CONTRACTED PARTY, should be charged in compliance with the Product Menu, Overtime Item.

2.5 -- Audible Response Unit (ARU) Port Billing, recording, software and systems in general, should be undertaken in accordance with the Other Products Table in this CONTRACT.

2.6. Halt in the Operations

2.6.1. For occurrences that may result in a halt in the operations, the causes thereof should be identified in order to allocate responsibility and liability as required.

2.6.2. When the causes are related to the infrastructure and / or technology that is the responsibility of the CONTRACTING PARTY, it should pay remuneration for the operations based on duration of the halt and the consequences thereof. The CONTRACTED PARTY should be remunerated as though such an event had not occurred, consequently expunging the effects thereof from the fines and volumes billed, based on the Performance Rating (SLA).

2.7 -- Issuing and Checking the Invoice

2.7.1 -- The Invoice (Nota Fiscal) should be issued by the 20th (twentieth) day of each month.

2.7.2 -- The CONTRACTED PARTY will forward a detailed statement to the CONTRACTING PARTY covering the services rendered and the respective Billing by the 16th (sixteenth) of each month and the CONTRACTING PARTY will forward the validation within two (2) business days from the forwarding of information by the CONTRACTED PARTY.

2.7.3 -- The amounts charged through the Statement of Services Rendered refer to the services rendered between the 16th (sixteenth) day of the previous month and the 15th (fifteenth) day of the current month. By the 10th (tenth) day of the month subsequent to that covered by the invoice, the CONTRACTED PARTY may present the CONTRACTING PARTY with an updated Statement of Services Rendered, showing the amount receivable or deductible from the invoice issued for the month subsequent to that covered by the invoice if any difference is ascertained, provided the CONTRACTING PARTY and the CONTRACTED PARTY agree on that.

14.4 SERVICES CHART, PRICES, GENERAL CHARACTERISTICS, PERFORMANCE RATINGS (SLA)

Service: RETENTION OI BUSINESS

Billing: Menu

Operating Hours: 12 (twelve) hours x 6 (six) days x week

Billing Calculation Period: from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month.

Prices

 SITE                          SERVICE                        UNIT         R$
-------         ------------------------------------      -----------   -------
                Basic Infrastructure                      R$/Pa/month   [*****]

                Labor Force Operator                      R$/Hc/month   [*****]

                Labor Force Supervisor                    R$/Hc/month   [*****]

                Overtime 100% -- Operator                   R$ / h      [*****]

                Overtime 50% -- Operator                    R$ / h      [*****]
Niteroi
                Overtime 100% -- Supervisor                 R$ / h      [*****]

                Overtime 50% -- Supervisor                  R$ / h      [*****]

                Hours Training Operator                     R$ / h      [*****]

                Hours Training Supervisor                   R$ / h      [*****]

                Specialized Supervisor / Labor Force      R$/Hc/month   [*****]

General Characteristics:

1-- SIZING

1.1 -- The forecast figures for the Attendance Positions (PAs) and Labor Force should be drawn up for the next three months, on a month by month basis, and forwarded to the CONTRACTED PARTY 45 (forty five) days prior to the first month covered by the Quarterly Forecast.

1.2 -- The CONTRACTING PARTY should draw up the Quarterly Forecast, and forward it to the CONTRACTED PARTY for its information and agreement.

1.3 -- For the purposes of billing the number of Attendance Positions (PAs) and Labor Force, only the first month of the quarter is valid.

2 -- BILLING

2.1 -- Billing the Attendance Positions (PAs) - Basic Infrastructure in the Price List

2.1.1 -- The volume of Basic Attendance Positions (PAs) for calculating the Invoice is the average Max Top for the days calculated.

2.1.2 -- The Max Top is calculated on a daily basis, except for days off and holidays for this Product Service Group.

2.1.3 -- This calculation is carried out through the Max Top function (maximum number of Attendance Positions (PAs) logged during the thirty-minute interval) of the Traffic Control System (CMS)

2.1.4 -- The volume of Attendance Positions (PAs) calculated on a daily basis may not be higher than stipulated in the forecast for the month in question, received by the CONTRACTED PARTY with 45 (forty five) days advance notice (Item
1)

2.1.5 -- The volume calculated may be higher than the forecast only with the approval of the CONTRACTING PARTY to increase the number of Attendance Positions
(PAs) on the calculation day

2.2 -- Labor Force Billing

2.2.1 -- The base Labor Force volume for calculating the Invoice is the average number of employees at work during the Billing period.

2.2.2 -- The Labor Force volume is calculated on a daily basis for the number of people working on the first day of the Billing period, excluding dismissals, resignations, vacations and sick leave on a daily basis, among others.

2.2.3 -- The volume of people calculated on a daily basis may not be higher than stipulated in the forecast for the month in question, received by the CONTRACTED PARTY with 45 (forty five) days advance notice (Item 1)

2.2.4 -- The volume calculated may be higher than the forecast when the CONTRACTING PARTY has agreed to increase the number of people on the calculation day

2.2.5 - The CONTRACTED PARTY add to the base Labor Force volume for calculating the Invoice an absenteeism adjustment of 3% (three per cent) of the base volume

2.3 -- Overtime Billing

2.3.1 -- Overtime is not included in the Labor Force Price, and should be charged separately as follows:

2.3.2 -- All overtime will be billed as related to ANATEL and on holidays, according to the prices in this Product Price List;

2.3.3 -- Overtime due to seasonal factors and specific demands will be charged after approval of the volume by the CONTRACTING PARTY and billed according to the price listed for this product.

2.4 -- Training

2.4.1 -- Initial Training and Product Training will be charged in compliance with Table above.

2.4.2 -- The Training Sessions held during overtime and agreed between the CONTRACTING PARTY and the CONTRACTED PARTY, should be charged in compliance with the Product Menu, Overtime Item.

2.5 -- Audible Response Unit (ARU) Port Billing, recording, software and systems in general, should be undertaken in accordance with the Other Products Table in this AGREEMENT.

2.6. Halt in the Operations

2.6.1. For occurrences that may result in a halt in the operations, the causes thereof should be identified in order to allocate responsibility and liability as required

2.6.2. When the causes are related to the infrastructure and / or technology that is the responsibility of the CONTRACTING PARTY, it should pay remuneration for the operations based on duration of the halt and the consequences thereof. The CONTRACTED PARTY should be remunerated as though such an event had not occurred, consequently expunging the effects thereof from the fines and volumes billed, based on the Performance Rating (SLA).

2.7 -- Issuing and Checking the Invoice

2.7.1 -- The Invoice (Nota Fiscal) should be issued by the 20th (twentieth) day of each month.

2.7.2 -- The CONTRACTED PARTY will forward a detailed statement to the CONTRACTING PARTY covering the services rendered and the respective Billing by the 16th (sixteenth) of each month and the CONTRACTING PARTY will forward the validation within two (2) business days from the forwarding of information by the CONTRACTED PARTY.

2.7.3 -- The amounts charged through the Statement of Services Rendered refer to the services rendered between the 16th (sixteenth) day of the previous month and the 15th (fifteenth) day of the current month. By the 10th (tenth) day of the month subsequent to that covered by the invoice, the CONTRACTED PARTY may present the CONTRACTING PARTY with an updated Statement of Services Rendered, showing the amount receivable or deductible from the invoice issued for the month subsequent to that covered by the invoice if any difference is ascertained, provided the CONTRACTING PARTY and the CONTRACTED PARTY agree on that.

14.5 SERVICES CHART, PRICES, GENERAL CHARACTERISTICS, PERFORMANCE RATINGS (SLA)

Service: BO RETENTION OI BUSINESS

Billing: Menu

Operating Hours: 12 (twelve) hours x 6 (six) days x week

Billing Calculation Period: - from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month

Prices

 SITE                    SERVICES                             UNIT         R$
-------        ---------------------------                -----------   -------
               Basic Infrastructure                       R$/Pa/month   [*****]

               Labor Force Operator                       R$/Hc/month   [*****]

               Labor Force Supervisor                     R$/Hc/month   [*****]

               Overtime 100% -- Operator                     R$ / h     [*****]

               Overtime 50% -- Operator                      R$ / h     [*****]

               Overtime 100% -- Supervisor                   R$ / h     [*****]

Niteroi        Overtime 50% -- Supervisor                    R$ / h     [*****]

               Hours Training Operator                       R$ / h     [*****]

               Hours Training Supervisor                     R$ / h     [*****]

               Assistants                                 R$/Hc/month   [*****]

               Analyst                                    R$/Hc/month   [*****]

General Characteristics

1- SIZING

1.1 -- The forecast figures for the Attendance Positions (PAs) and Labor Force should be drawn up for the next three months, on a month by month basis, and forwarded to the CONTRACTED PARTY 45 (forty five) days prior to the first month covered by the Quarterly Forecast.

1.2 -- The CONTRACTING PARTY should draw up the Quarterly Forecast, and forward it to the CONTRACTED PARTY for its information and agreement.

1.3 - For the purposes of billing the number of Attendance Positions (PAs) and Labor Force, only the first month of the quarter is valid.

2 -- BILLING

2.1 -- Billing the Attendance Positions (PAs) - Basic Infrastructure in the Price List

2.1.1 -- The volume of Basic Attendance Positions (PAs) for calculating the Invoice is the average Max Top for the days calculated.

2.1.2 -- The Max Top is calculated on a daily basis, except for days off and holidays for this Product Service Group.

2.1.3 -- This calculation is carried out through the Max Top function (maximum number of Attendance Positions (PAs) logged during the thirty-minute interval) of the Traffic Control System (CMS).

2.1.4 -- The volume of Attendance Positions (PAs) calculated on a daily basis may not be higher than stipulated in the forecast for the month in question, received by the CONTRACTED PARTY with 45 (forty five) days advance notice (Item
1).

2.1.5 - The volume calculated may be higher than the forecast only with the approval of the CONTRACTING PARTY to increase the number of Attendance Positions
(PAs) on the calculation day

2.2 - Labor Force Billing

2.2.1 - The base Labor Force volume for calculating the Invoice is the average number of employees at work during the Billing period.

2.2.2 -- The Labor Force volume is calculated on a daily basis for the number of people working on the first day of the Billing period, excluding dismissals, resignations, vacations and sick leave on a daily basis, among others.

2.2.3 -- The volume of people calculated on a daily basis may not be higher than stipulated in the forecast for the month in question, received by the CONTRACTED PARTY with 45 (forty five) days advance notice (Item 1).

2.2.4 -- The volume calculated may be higher than the forecast when the CONTRACTING PARTY has agreed to increase the number of people on the calculation day

2.2.5 -- The CONTRACTED PARTY add to the base Labor Force volume for calculating the Invoice an absenteeism adjustment of 3% (three per cent) of the base volume.

2.3 -- Overtime Billing

2.3.1 -- Overtime is not included in the Labor Force Price, and should be charged separately as follows:

2.3.2 -- All overtime will be billed as related to ANATEL and on holidays, according to the prices in this Product Price List;

2.3.3 -- Overtime due to seasonal factors and specific demands will be charged after approval of the volume by the CONTRACTING PARTY and billed according to the price listed for this product.

2.4 -- Training Billing

2.4.1 -- Initial Training and Product Training will be charged in compliance with Table above.

2.4.2 -- The Training Sessions held during overtime and agreed between the CONTRACTING PARTY and the CONTRACTED PARTY, should be charged in compliance with the Product Menu, Overtime Item.

2.5 -- Audible Response Unit (ARU) Port Billing, recording, software and systems in general, should be undertaken in accordance with the Other Products Table in this CONTRACT.

2.6 -- Halt in the Operations

2.6.1. For occurrences that may result in a halt in the operations, the causes thereof should be identified in order to allocate responsibility and liability as required

2.6.2. When the causes are related to the infrastructure and / or technology that is the responsibility of the CONTRACTING PARTY, it should pay remuneration for the operations based on duration of the halt and the consequences thereof. The CONTRACTED PARTY should be remunerated as though such an event had not occurred, consequently expunging the effects thereof from the fines and volumes billed, based on the Performance Rating (SLA).

2.7 -- Issuing and Checking the Invoice

2.7.1 -- The Invoice (Nota Fiscal) should be issued by the 20th (twentieth) day of each month.

2.7.2 -- The CONTRACTED PARTY will forward a detailed Statement to the CONTRACTING PARTY covering the services rendered and the respective Billing by the 16th (sixteenth) of each month and the CONTRACTING PARTY will forward the validation within two (2) business days from the forwarding of information by the CONTRACTED PARTY..

2.7.3 -- The amounts charged through the Statement of Services Rendered refer to the services rendered between the 16th (sixteenth) day of the previous month and the 15th (fifteenth) day of the current month. By the 10th (tenth) day of the month subsequent to that covered by the invoice, the CONTRACTED PARTY may present the CONTRACTING PARTY with an updated Statement of Services Rendered, showing the amount receivable or deductible from the invoice issued for the month subsequent to that covered by the invoice if any difference is ascertained, provided the CONTRACTING PARTY and the CONTRACTED PARTY agree on that.

TRAINING:

The types of Training required to perform of the services are described below, in addition to defining the Party bearing the costs thereof:

      - Initial Training: Consists of the Training required for each operator to begin work in the respective service cells, in order to ensure a proper understanding of the various types of information related thereto.

            Service metered by Minute Spoken: Responsibility of the CONTRACTED PARTY. This includes the start-up of a service, as well as the replacement of operators due to normal staff turnover.

            Service metered by Attendance Position (PA): Responsibility of the CONTRACTING PARTY, pursuant to the Training Man-hours Price List.

      Refresher Training: Consists of Training providing updated information for the respective service cells, upgrading the operators rendering the services as follows:

      - The CONTRACTED PARTY is responsible for the Refresher Training costs, for no more than 5 (five) days/year per operator. The costs of any additional periods will be for the account of the CONTRACTING PARTIES, in accordance with the Training Man-hours Price List for Minute Spoken, for operations measured by Attendance Position (PA) or Minute Spoken, respectively, which constitutes an integral part of this document.

DURATION

The services covered in this chart will be supplied for a period of 5 (five) years. On expiry of this period, the supply of the services will be automatically renewed for 5 (five) years, unless any of the Parties decide otherwise. Should any of the Parties decide not to extend the contract, the Party adopting such decision should notify the other with advance notice of 180 (one hundred and eighty) days, all as stipulated in Item 14.1 of the Services Agreement regulating the business relationship in question.

REDUCTION OF SERVICE

The Parties hereby agree that the CONTRACTING PARTIES may reduce one or all of the services constituting this product called "OI Business Services", rendered by the CONTRACTED PARTY, provided the respective impact thereof does not result in an annual reduction of more than [*****] of the revenues posted over the past 12 (twelve) months by the CONTRACTED PARTY for this product. When such reduction exceeds [*****], the additional amount will be considered as partial rescission, being subject to a rescissory fine in such case equivalent to the amount corresponding to the amount by which the monthly revenues are reduced, multiplied by [*****]. This amount should be calculated without including the [*****] reduction permitted as described above, taking into consideration only the amount exceeding the reduction limit allowed for the CONTRACTING PARTY. The fine should be paid by the CONTRACTING PARTY reducing the services requested from the CONTRACTED PARTY, both adopting this stance and taking the proportional aspects of the revenues into consideration.

15. THT Retention / Velox Business

The annual estimated fee for this service is [*****].

15.1 Services Chart, Prices, General Characteristics, Performance Ratings
(SLA).

Service: RET THT / VELOX BUSINESS

Billing: Menu

Operating Hours: 12 (twelve) hours x 6 (six) days x week

Billing Calculation Period: from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month.

Prices

 Site                 Service                          Unit             R$
-------    ------------------------------------     -----------      -------
           Basic Infrastructure                     R$/Pa/month      [*****]

           Labor Force Operator                     R$/Hc/month      [*****]

           Labor Force Supervisor                   R$/Hc/month      [*****]

           Overtime 100% -- Operator                  R$ / h         [*****]

Niteroi    Overtime 50% -- Operator                   R$ / h         [*****]

           Overtime 100% -- Supervisor                R$ / h         [*****]

           Overtime 50% --  Supervisor                R$ / h         [*****]

           Hours Training Operator                    R$ / h         [*****]

           Hours Training Supervisor                  R$ / h         [*****]

           Specialized Supervisor / Labor Force     R$/Hc/month      [*****]

GENERAL CHARACTERISTICS

1- SIZING

1.1 - The forecast figures for the Attendance Positions (PAs) and Labor Force should be drawn up for the next three months, on a month by month basis, and forwarded to the CONTRACTED PARTY 45 (forty five) days prior to the first month covered by the

Quarterly Forecast.

1.2 - The CONTRACTING PARTY should draw up the Quarterly Forecast, and forward it to the CONTRACTED PARTY for its information and agreement.

1.3 - For the purposes of billing the number of Attendance Positions (PAs) and Labor Force, only the first month of the quarter is valid.

2 - BILLING

2.1 - Billing the Attendance Positions (PAs) - Basic Infrastructure in the Price List

2.1.1 - The volume of Basic Attendance Positions (PAs) for calculating the Invoice is the average Max Top for the days calculated.

2.1.2 - The Max Top is calculated on a daily basis, except for days off and holidays for this Product Service Group.

2.1.3 - This calculation is carried out through the Max Top function (maximum number of Attendance Positions (PAs) logged during the thirty-minute interval) of the Traffic Control System (CMS)

2.1.4 - The volume of Attendance Positions (PAs) calculated on a daily basis may not be higher than stipulated in the forecast for the month in question, received by the CONTRACTED PARTY with 45 (forty five) days advance notice (Item
1)

2.1.5 - The volume calculated may be higher than the forecast only with the approval of the CONTRACTING PARTY to increase the number of Attendance Positions
(PAs) on the calculation day

2.2 - Labor Force Billing

2.2.1 - The base Labor Force volume for calculating the Invoice is the average number of employees at work during the Billing period.

2.2.2 - The Labor Force volume is calculated on a daily basis for the number of people working on the first day of the Billing period, excluding dismissals, resignations, vacations and sick leave on a daily basis, among others.

2.2.3 - The volume of people calculated on a daily basis may not be higher than stipulated in the forecast for the month in question, received by the CONTRACTED PARTY with 45 (forty five) days advance notice (Item 1).

2.2.4 - The volume calculated may be higher than the forecast when the CONTRACTING PARTY has agreed to increase the number of people on the calculation day

2.2.5 - The CONTRACTED PARTY add to the base Labor Force volume for calculating the Invoice an absenteeism adjustment of 3% (three per cent) of the base volume

2.3 - Overtime Billing

2.3.1 - Overtime is not included in the Labor Force Price, and should be charged separately as follows:

2.3.2 - All overtime will be billed as related to ANATEL and on holidays, according to the prices in this Product Price List;

2.3.3 - Overtime due to seasonal factors and specific demands will be charged after approval of the volume by the CONTRACTING PARTY and billed according to the price listed for this product.

2.4 - Training Billing

2.4.1 - Initial Training and Product Training will be charged in compliance with Table above.

2.4.2 - The Training Sessions held during overtime and agreed between the CONTRACTING PARTY and the CONTRACTED PARTY, should be charged in compliance with the Product Menu, Overtime Item.

2.5 - Audible Response Unit (ARU) Port Billing, recording, software and systems in general, should be undertaken in accordance with the Other Products Table in this CONTRACT.

2.6. Halt in the Operations

2.6.1. For occurrences that may result in a halt in the operations, the causes thereof should be identified in order to allocate responsibility and liability as required

2.6.2. When the causes are related to the infrastructure and / or technology that is the responsibility of the CONTRACTING PARTY, it should pay remuneration for the operations based on duration of the halt and the consequences thereof. The CONTRACTED PARTY should be remunerated as though such an event had not occurred, consequently expunging the effects thereof from the fines and volumes billed, based on the Performance Rating (SLA).

2.7 - Issuing and Checking the Invoice

2.7.1 - The Invoice (Nota Fiscal) should be issued by the 20th (twentieth) day of each month.

2.7.2 - The CONTRACTED PARTY forward a detailed statement to the CONTRACTING PARTY covering the services rendered and the respective Billing by the 16th (sixteenth) of each month and the CONTRACTING PARTY will forward the validation within two (2) business days from the forwarding of information by the CONTRACTED PARTY.

2.7.3 - The amounts charged through the Statement of Services Rendered refer to the services rendered between the 16th (sixteenth) day of the previous month and the 15th (fifteenth) day of the current month. By the 10th (tenth) day of the month subsequent to that covered by the invoice, the CONTRACTED PARTY may present the CONTRACTING PARTY with an updated Statement of Services Rendered, showing the amount receivable or deductible from the invoice issued for the month subsequent to that covered by the invoice if any difference is ascertained, provided the CONTRACTING

PARTY and the CONTRACTED PARTY agree on that

15.2 Services Chart, Prices, General Characteristics, Performance Ratings
(SLA).

Service: BO RET THT / VELOX BUSINESS

Billing: Menu

Operating Hours: 12 (twelve) hours x 6 (six) days x week

Billing Calculation Period: from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month.

Prices


 Site                  Service                Unit           R$
---------    -------------------------    -------------    -------
             Basic Infrastructure          R$/Pa/month     [*****]

             Labor Force Operator          R$/Hc/month     [*****]

             Labor Force Supervisor        R$/Hc/month     [*****]

             Overtime 100% -- Operator       R$ / h        [*****]

Niteroi      Overtime 50% -- Operator        R$ / h        [*****]

             Overtime 100% -- Supervisor     R$ / h        [*****]

             Overtime 50% -- Supervisor      R$ / h        [*****]

             Hours Training Operator         R$ / h        [*****]

             Hours Training Supervisor       R$ / h        [*****]

GENERAL CHARACTERISTICS

1- SIZING

1.1 - The forecast figures for the Attendance Positions (PAs) and Labor Force should be drawn up for the next three months, on a month by month basis, and forwarded to the CONTRACTED PARTY 45 (forty five) days prior to the first month covered by the Quarterly Forecast.

1.2 - The CONTRACTING PARTY should draw up the Quarterly Forecast, and forward it to the CONTRACTED PARTY for its information and agreement.

1.3 - For the purposes of billing the number of Attendance Positions (PAs) and Labor Force, only the first month of the quarter is valid.

2 - BILLING

2.1 - Billing the Attendance Positions (PAs) - Basic Infrastructure in the Price List

2.1.1 - The volume of Basic Attendance Positions (PAs) for calculating the Invoice is the average Max Top for the days calculated.

2.1.2 - The Max Top is calculated on a daily basis, except for days off and holidays for this Product Service Group.

2.1.3 - This calculation is carried out through the Max Top function (maximum number of Attendance Positions (PAs) logged during the thirty-minute interval) of the Traffic Control System (CMS)

2.1.4  The volume of Attendance Positions (PAs) calculated on a daily basis may not be higher than stipulated in the forecast for the month in question, received by the CONTRACTED PARTY with 45 (forty five) days advance notice (Item
1)

2.1.5 - The volume calculated may be higher than the forecast only with the approval of the CONTRACTING PARTY to increase the number of Attendance Positions
(PAs) on the calculation day

2.2 - Labor Force Billing

2.2.1 - The base Labor Force volume for calculating the Invoice is the average number of employees at work during the Billing period.

2.2.2 - The Labor Force volume is calculated on a daily basis for the number of people working on the first day of the Billing period, excluding dismissals, resignations, vacations and sick leave on a daily basis, among others.

2.2.3 - The volume of people calculated on a daily basis may not be higher than stipulated in the forecast for the month in question, received by the CONTRACTED PARTY with 45 (forty five) days advance notice (Item 1).

2.2.4 - The volume calculated may be higher than the forecast when the CONTRACTING PARTY has agreed to increase the number of people on the calculation day

2.2.5 - The CONTRACTED PARTY add to the base Labor Force volume for calculating the Invoice an absenteeism adjustment of 3% (three per cent) of the base volume

2.3 - Overtime Billing

2.3.1 - Overtime is not included in the Labor Force Price, and should be charged separately as follows:

2.3.2 - All overtime will be billed as related to ANATEL and on holidays, according to the prices in this Product Price List;

2.3.3 - Overtime due to seasonal factors and specific demands will be charged after approval of the volume by the CONTRACTING PARTY and billed according to the price listed for this product.

2.4 - Training Billing

2.4.1 - Initial Training and Product Training will be charged in compliance with Table above.

2.4.2 - The Training Sessions held during overtime and agreed between the CONTRACTING PARTY and the CONTRACTED PARTY, should be charged in compliance with the Product Menu, Overtime Item.

2.5 - Audible Response Unit (ARU) Port Billing, recording, software and systems in general, should be undertaken in accordance with the Other Products Table in this CONTRACT.

2.6. Halt in the Operations

      2.6.1. For occurrences that may result in a halt in the operations, the causes thereof should be identified in order to allocate responsibility and liability as required

      2.6.2. When the causes are related to the infrastructure and / or technology that is the responsibility of the CONTRACTING PARTY, it should pay remuneration for the operations based on duration of the halt and the consequences thereof. The CONTRACTED PARTY should be remunerated as though such an event had not occurred, consequently expunging the effects thereof from the fines and volumes billed, based on the Performance Rating (SLA).

2.7 - Issuing and Checking the Invoice

2.7.1 - The Invoice (Nota Fiscal) should be issued by the 20th (twentieth) day of each month.

2.7.2 - The CONTRACTED PARTY forward a detailed statement to the CONTRACTING PARTY covering the services rendered and the respective Billing by the 16th (sixteenth) of each month and the CONTRACTING PARTY will forward the validation within two (2) business days from the forwarding of information by the CONTRACTED PARTY.

2.7.3 - The amounts charged through the Statement of Services Rendered refer to the services rendered between the 16th (sixteenth) day of the previous month and the 15th (fifteenth) day of the current month. By the 10th (tenth) day of the month subsequent to that covered by the invoice, the CONTRACTED PARTY may present the CONTRACTING PARTY with an updated Statement of Services Rendered, showing the amount receivable or deductible from the invoice issued for the month subsequent to that covered by the invoice if any difference is ascertained, provided the CONTRACTING PARTY and the CONTRACTED PARTY agree on that.

The types of Training required to perform of the services are described below, in addition to defining the Party bearing the costs thereof:

      - INITIAL TRAINING: Consists of the Training required for each operator to begin work in the respective service cells, in order to ensure a proper understanding of the various types of information related thereto.

            Service metered by Minute Spoken: Responsibility of the CONTRACTED PARTY. This includes the start-up of a service, as well as the replacement of operators due to normal staff turnover.

            Service metered by Attendance Position (PA): Responsibility of the CONTRACTING PARTY, PURSUANT to the Training Man-hours Price List.

      REFRESHER TRAINING: Consists of Training providing updated information for the respective service cells, upgrading the operators rendering the services as follows:

      - The CONTRACTED PARTY is responsible for the Refresher Training costs, for no more than 5 (five) days/year per operator. The costs of any additional periods will be for the account of the CONTRACTING PARTIES, in accordance with the Training Man-hours Price List for Minute Spoken, for operations measured by Attendance Position (PA) or Minute Spoken, respectively, which constitutes an integral part of this document.

DURATION

The services covered in this chart will be supplied for a period of 5 (five) years. On expiry of this period, the supply of the services will be automatically renewed for 5 (five) years, unless any of the Parties decide otherwise. Should any of the Parties decide not to extend the contract, the Party adopting such decision should notify the other with advance notice of 180 (one hundred and eighty) days, all as stipulated in Item 14.1 of the Services Agreement regulating the business relationship in question.

REDUCTION OF SERVICE

The Parties hereby agree that the CONTRACTING PARTIES may reduce one or all of the services constituting this product called "THT Retention /Velox Business", rendered by the CONTRACTED PARTY, provided the respective impact thereof does not result in an annual reduction of more than [*****] of the revenues posted over the past 12 (twelve) months by the CONTRACTED PARTY for this product. When such reduction exceeds [*****], the additional amount will be considered as partial rescission, being subject to a rescissory fine in such case equivalent to the amount corresponding to the amount by which the monthly revenues are reduced, multiplied by [*****]. This amount should be calculated without including the [*****] reduction permitted as described above, taking into consideration only the amount exceeding the reduction limit allowed for the CONTRACTING PARTY. The fine should be paid by the CONTRACTING PARTY reducing the services requested from the CONTRACTED PARTY, both adopting this stance and taking the proportional aspects of the revenues into consideration.

16. OI COLLECTIONS

The annual estimated fee for this service is [*****].

16.1 Services Chart, Prices, General Characteristics, Performance Ratings
(SLA).

Service: COLLECTIONS IN - (INCOMING)

Billing: Attendance Position (PA) + Hours Menu

Operating Hours: 12 (twelve) hours x 6 (six) days x week

Billing Calculation Period: - From the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month.

Prices

  Site                Service               Unit         R$
-----------   -------------------------     ------     ------
              Attendance Position           R$/PA      [*****]

              Overtime 100% -- Operator     R$ / h     [*****]

              Overtime 50% -- Operator      R$ / h     [*****]

              Overtime 100% -- Supervisor   R$ / h     [*****]

Niteroi/MG    Overtime 50% -- Supervisor    R$ / h     [*****]

              Hours Training Operator       R$ / h     [*****]

              Hours Training Supervisor     R$ / h     [*****]

GENERAL CHARACTERISTICS

1- SIZING

1.1 - The forecast figures for the Attendance Positions (PAs) and Labor Force should be drawn up for the next three months, on a month by month basis, and forwarded to the CONTRACTED PARTY 45 (forty five) days prior to the first month covered by the Quarterly Forecast.

1.2 - The CONTRACTING PARTY should draw up the Quarterly Forecast, and forward it to the

CONTRACTED PARTY for its information and agreement.

1.3 - For the purposes of billing the number of Attendance Positions (PAs) and Labor Force, only the first month of the quarter is valid.

2 - BILLING

2.1 - Billing the Attendance Positions (PAs) - Basic Infrastructure in the Price List

2.1.1 - The volume of Basic Attendance Positions (PAs) for calculating the Invoice is the average Max Top for the days calculated.

2.1.2 - The Max Top is calculated on a daily basis, except for days off and holidays for this Product Service Group.

2.1.3 - This calculation is carried out through the Max Top function (maximum number of Attendance Positions (PAs) logged during the thirty-minute interval) of the Traffic Control System (CMS)

2.1.4 - The volume of Attendance Positions (PAs) calculated on a daily basis may not be higher than stipulated in the forecast for the month in question, received by the CONTRACTED PARTY with 45 (forty five) days advance notice (Item
1)

2.1.5 - The volume calculated may be higher than the forecast only with the approval of the CONTRACTING PARTY to increase the number of Attendance Positions
(PAs) on the calculation day

2.2 - Labor Force Billing

2.2.1 - The base Labor Force volume for calculating the Invoice is the average number of employees at work during the Billing period.

2.2.2 - The Labor Force volume is calculated on a daily basis for the number of people working on the first day of the Billing period, excluding dismissals, resignations, vacations and sick leave on a daily basis, among others.

2.2.3 The volume of people calculated on a daily basis may not be higher than stipulated in the forecast for the month in question, received by the CONTRACTED PARTY with 45 (forty five) days advance notice (Item 1).

2.2.4 - The volume calculated may be higher than the forecast when the CONTRACTING PARTY has agreed to increase the number of people on the calculation day

2.2.5 - The CONTRACTED PARTY add to the base Labor Force volume for calculating the Invoice an absenteeism adjustment of 3% (three per cent) of the base volume

2.3 - Overtime Billing

2.3.1 - Overtime is not included in the Labor Force Price, and should be charged separately as follows:

2.3.2 - All overtime will be billed as related to ANATEL and on holidays, according to the prices in this Product Price List;

2.3.3 - Overtime due to seasonal factors and specific demands will be charged after approval of the volume by the CONTRACTING PARTY and billed according to the price listed for this product.

2.4 - Training Billing

2.4.1 - Initial Training and Product Training will be charged in compliance with Table above.

2.4.2 - The Training Sessions held during overtime and agreed between the CONTRACTING PARTY and the CONTRACTED PARTY, should be charged in compliance with the Product Menu, Overtime Item.

2.5 - Audible Response Unit (ARU) Port Billing, recording, software and systems in general, should be undertaken in accordance with the Other Products Table in this CONTRACT.

2.6. Halt in the Operations

2.6.1. For occurrences that may result in a halt in the operations, the causes thereof should be identified in order to allocate responsibility and liability as required

2.6.2. When the causes are related to the infrastructure and / or technology that is the responsibility of the CONTRACTING PARTY, it should pay remuneration for the operations based on duration of the halt and the consequences thereof. The CONTRACTED PARTY should be remunerated as though such an event had not occurred, consequently expunging the effects thereof from the fines and volumes billed, based on the Performance Rating (SLA).

2.7 - Issuing and Checking the Invoice

2.7.1 - The Invoice (Nota Fiscal) should be issued by the 20th (twentieth) day of each month.

2.7.2 - The CONTRACTED PARTY forward a detailed statement to the CONTRACTING PARTY covering the services rendered and the respective Billing by the 16th (sixteenth) of each month and the CONTRACTING PARTY will forward the validation within two (2) business days from the forwarding of information by the CONTRACTED PARTY.

2.7.3 - The amounts charged through the Statement of Services Rendered refer to the services rendered between the 16th (sixteenth) day of the previous month and the 15th (fifteenth) day of the current month. By the 10th (tenth) day of the month subsequent to that covered by the invoice, the CONTRACTED PARTY may present the CONTRACTING PARTY with an updated Statement of Services Rendered, showing the amount receivable or deductible from the invoice issued for the month subsequent to that covered by the invoice if any difference is ascertained, provided the CONTRACTING

PARTY and the CONTRACTED PARTY agree on that.

16.2 Services Chart, Prices, General Characteristics, Performance Ratings
(SLA).

Service: OI COLLECTIONS OUT - (OUTGOING)

Billing: Attendance Position (PA) + Hours Menu

Operating Hours: 12 (twelve) hours x 6 (six) days x week

Billing Calculation Period: From the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month.

Prices

 Site                   Service                       Unit          R$
----------    --------------------------------     -----------    ------
              Attendance Position                     R$/PA       [*****]

              Overtime 100% -- Operator               R$ / h      [*****]

              Overtime 50% -- Operator                R$ / h      [*****]

              Overtime 100% -- Supervisor             R$ / h      [*****]

              Overtime 50% -- Supervisor              R$ / h      [*****]

              Hours Training Operator                 R$ / h      [*****]

Niteroi/MG    Hours Training Supervisor               R$ / h      [*****]

              Labor Force Operator off line        R$/Hc/month    [*****]

              Overtime 100% -- Operator off line      R$ / h      [*****]

              Overtime 50% -- Operator off line       R$ / h      [*****]

              Hours Training Operator off line        R$ / h      [*****]

GENERAL CHARACTERISTICS

- SIZING

1.1 - The forecast figures for the Attendance Positions (PAs) and Labor Force should be drawn up for the next three months, on a month by month basis, and forwarded to the CONTRACTED PARTY 45 (forty five) days prior to the first month covered by the Quarterly Forecast.

1.2 - The CONTRACTING PARTY should draw up the Quarterly Forecast, and forward it to the CONTRACTED PARTY for its information and agreement.

1.3 - For the purposes of billing the number of Attendance Positions (PAs) and Labor Force, only the first month of the quarter is valid.

2  BILLING

2.1 - Billing the Attendance Positions (PAs) - Basic Infrastructure in the Price List

2.1.1 - The volume of Basic Attendance Positions (PAs) for calculating the Invoice is the average Max Top for the days calculated.

2.1.2 - The Max Top is calculated on a daily basis, except for days off and holidays for this Product Service Group.

2.1.3 - This calculation is carried out through the Max Top function (maximum number of Attendance Positions (PAs) logged during the thirty-minute interval) of the Traffic Control System (CMS)

2.1.4 - The volume of Attendance Positions (PAs) calculated on a daily basis may not be higher than stipulated in the forecast for the month in question, received by the CONTRACTED PARTY with 45 (forty five) days advance notice (Item
1)

2.1.5 - The volume calculated may be higher than the forecast only with the approval of the CONTRACTING PARTY to increase the number of Attendance Positions
(PAs) on the calculation day

2.2 - Labor Force Billing

2.2.1 - The base Labor Force volume for calculating the Invoice is the average number of employees at work during the Billing period.

2.2.2 - The Labor Force volume is calculated on a daily basis for the number of people working on the first day of the Billing period, excluding dismissals, resignations, vacations and sick leave on a daily basis, among others.

2.2.3 - The volume of people calculated on a daily basis may not be higher than stipulated in the forecast for the month in question, received by the CONTRACTED PARTY with 45 (forty five) days advance notice (Item 1)

2.2.4 - The volume calculated may be higher than the forecast when the CONTRACTING PARTY has agreed to increase the number of people on the calculation day

2.2.5 - The CONTRACTED PARTY add to the base Labor Force volume for calculating the Invoice an absenteeism adjustment of 3% (three per cent) of the base volume.

2.3 - Overtime Billing

2.3.1 - Overtime is not included in the Labor Force Price, and should be charged separately as follows:

2.3.2 - All overtime will be billed as related to ANATEL and on holidays, according to the prices in this Product Price List;

2.3.3 - Overtime due to seasonal factors and specific demands will be charged after approval of the volume by the CONTRACTING PARTY and billed according to the price listed for this product.

2.4 - Training Billing

2.4.1 - Initial Training and Product Training will be charged in compliance with Table above.

2.4.2 - The Training Sessions held during overtime and agreed between the CONTRACTING PARTY and the CONTRACTED PARTY, should be charged in compliance with the Product Menu, Overtime Item

2.5 Audible Response Unit (ARU) Port Billing, recording, software and systems in general, should be undertaken in accordance with the Other Products Table in this CONTRACT.

2.6. Halt in the Operations

2.6.1. For occurrences that may result in a halt in the operations, the causes thereof should be identified in order to allocate responsibility and liability as required

2.6.2. When the causes are related to the infrastructure and / or technology that is the responsibility of the CONTRACTING PARTY, it should pay remuneration for the operations based on duration of the halt and the consequences thereof. The CONTRACTED PARTY should be remunerated as though such an event had not occurred, consequently expunging the effects thereof from the fines and volumes billed, based on the Performance Rating (SLA).

2.7 - Issuing and Checking the Invoice

2.7.1 - The Invoice (Nota Fiscal) should be issued by the 20th (twentieth) day of each month.

2.7.2 - The CONTRACTED PARTY will forward a detailed Statement to the CONTRACTING PARTY covering the services rendered and the respective Billing by the 16th (sixteenth) of each MONTH, AND THE CONTRACTING PARTY will forward the validation within two (2) business days from the forwarding of information by the CONTRACTED PARTY.

2.7.3 - The amounts charged through the Statement of Services Rendered refer to the services rendered between the 16th (sixteenth) day of the previous month and the 15th (fifteenth) day of the current month. By the 10th (tenth) day of the month subsequent to that covered by the invoice, the CONTRACTED PARTY may present the CONTRACTING PARTY with an updated Statement of Services Rendered, showing the amount receivable or deductible from the invoice issued for the month subsequent to that covered by the invoice if any difference is ascertained, provided the CONTRACTING PARTY and the CONTRACTED PARTY agree on that.

16.3 Services Chart, Prices, General Characteristics, Performance Ratings
(SLA) and Training Sessions

Service: BO COLLECTIONS

Billing: Attendance Position (PA) + Hours Menu

Operating Hours: 12 (twelve) hours x 6 (six) days x week

Billing Calculation Period: - From the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month.

Prices

Site                 Service               Unit       R$
-----------   -------------------------    ------    ------
              Attendance Position          R$/PA     [*****]

              Overtime 100% -- Operator    R$ / h    [*****]

              Overtime 50% -- Operator     R$ / h    [*****]

Niteroi/MG    Overtime 100% -- Supervisor  R$ / h    [*****]

              Overtime 50% -- Supervisor   R$ / h    [*****]

              Hours Training Operator      R$ / h    [*****]

              Hours Training Supervisor    R$ / h    [*****]

GENERAL CHARACTERISTICS

1- SIZING

1.1 The forecast figures for the Attendance Positions (PAs) and Labor Force should be drawn up for the next three months, on a month by month basis, and forwarded to the CONTRACTED PARTY 45 (forty five) days prior to the first month covered by the Quarterly Forecast.

1.2 The CONTRACTING PARTY should draw up the Quarterly Forecast, and forward it to the CONTRACTED PARTY for its information and agreement.

1.3 - For the purposes of billing the number of Attendance Positions (PAs) and Labor Force, only the first month of the quarter is valid.

2  BILLING

2.1 - Billing the Attendance Positions (PAs) - Basic Infrastructure in the Price List

2.1.1 - The volume of Basic Attendance Positions (PAs) for calculating the Invoice is the average Max Top for the days calculated.

2.1.2 - The Max Top is calculated on a daily basis, except for days off and HOLIDAYS FOR THIS PRODUCT SERVICE GROUP.

2.1.3 - This calculation is carried out through the Max Top function (maximum number of Attendance Positions (PAs) logged during the thirty-minute interval) of the Traffic Control System (CMS)

2.1.4 - The volume of Attendance Positions (PAs) calculated on a daily basis may not be higher than stipulated in the forecast for the month in question, received by the CONTRACTED PARTY with 45 (forty five) days advance notice (Item
1)

2.1.5 - The volume calculated may be higher than the forecast only with the approval of the CONTRACTING PARTY to increase the number of Attendance Positions
(PAs) on the calculation day

2.2 - Labor Force Billing

2.2.1 - The base Labor Force volume for calculating the Invoice is the average number of employees at work during the Billing period.

2.2.2 - The Labor Force volume is calculated on a daily basis for the number of people working on the first day of the Billing period, excluding dismissals, resignations, vacations and sick leave on a daily basis, among others.

2.2.3 - The volume of people calculated on a daily basis may not be higher than stipulated in the forecast for the month in question, received by the CONTRACTED PARTY with 45 (forty five) days advance notice (Item 1)

2.2.4 - The volume calculated may be higher than the forecast when the CONTRACTING PARTY has agreed to increase the number of people on the calculation day

2.2.5 - The CONTRACTED PARTY add to the base Labor Force volume for calculating the Invoice an absenteeism adjustment of 3% (three per cent) of the base volume

2.3 - Overtime Billing

2.3.1 - Overtime is not included in the Labor Force Price, and should be charged separately as follows:

2.3.2 - All overtime will be billed as related to ANATEL and on holidays, according to the prices in this Product Price List;

2.3.3 - Overtime due to seasonal factors and specific demands will be charged after approval of the volume by the CONTRACTING PARTY and billed according to the price listed for this product.

2.4 - Training Billing

2.4.1 - Initial Training and Product Training will be charged in compliance with Table above.

2.4.2 - The Training Sessions held during overtime and agreed between the CONTRACTING PARTY and the CONTRACTED PARTY, should be charged in compliance with the Product Menu, Overtime Item.

2.5 - Audible Response Unit (ARU) Port Billing, recording, software and systems in general, should be undertaken in accordance with the Other Products Table in this CONTRACT.

2.6. Halt in the Operations

      2.6.1. For occurrences that may result in a halt in the operations, the causes thereof should be identified in order to allocate responsibility and liability as required

      2.6.2. When the causes are related to the infrastructure and / or technology that is the responsibility of the CONTRACTING PARTY, it should pay remuneration for the operations based on duration of the halt and the consequences thereof. The CONTRACTED PARTY should be remunerated as though such an event had not occurred, consequently expunging the effects thereof from the fines and volumes billed, based on the Performance Rating (SLA).

2.7 - Issuing and Checking the Invoice

2.7.1 - The Invoice (Nota Fiscal) should be issued by the 20th (twentieth) day of each month.

2.7.2 - The CONTRACTED PARTY will forward a detailed Statement to the CONTRACTING PARTY covering the services rendered and the respective Billing by the 16th (sixteenth) of each MONTH, AND THE CONTRACTING PARTY will forward the validation within two (2) business days from the forwarding of information by the CONTRACTED PARTY.

2.7.3 - The amounts charged through the Statement of Services Rendered refer to the services rendered between the 16th (sixteenth) day of the previous month and the 15th (fifteenth) day of the current month. By the 10th (tenth) day of the month subsequent to that covered by the invoice, the CONTRACTED PARTY may present the CONTRACTING PARTY with an updated Statement of Services Rendered, showing the amount receivable or deductible from the invoice issued for the month subsequent to that covered by the invoice if any difference is ascertained, provided the CONTRACTING PARTY and the CONTRACTED PARTY agree on that.

TRAINING:

The types of Training required to perform of the services are described below, in addition to defining the Party bearing the costs thereof:

      - INITIAL TRAINING: Consists of the Training required for each operator to begin work in the respective service cells, in order to ensure a proper understanding of the various types of information related thereto.

            Service metered by Attendance Position (PA): Responsibility of the CONTRACTING PARTY, PURSUANT to the Training Man-hours Price List.

      - REFRESHER TRAINING: Consists of Training providing updated information for the respective service cells, upgrading the operators rendering the services as follows:

            The CONTRACTED PARTY is responsible for the Refresher Training costs, for no more than 5 (five) days/year per operator. The costs of any additional periods will be for the account of the CONTRACTING PARTIES, in accordance with the Training Man-hours Price List, for operations measured by Attendance Position (PA), which constitutes an integral part of this document.

DURATION

The services covered in this chart will be supplied for a period of 5 (five) years. On expiry of this period, the supply of the services will be automatically renewed for 5 (five) years, unless any of the Parties decide otherwise. Should any of the Parties decide not to extend the contract, the Party adopting such decision should notify the other with advance notice of 180 (one hundred and eighty) days, all as stipulated in Item 14.1 of the Services Agreement regulating the business relationship in question.

REDUCTION OF SERVICE

The Parties hereby agree that the CONTRACTING PARTIES may reduce one or all of the services constituting this product called "OI COLLECTIONS", rendered by the CONTRACTED PARTY, provided the respective impact thereof does not result in an annual reduction of more than [*****] of the revenues posted over the past 12 (twelve) months by the CONTRACTED PARTY for this product. When such reduction exceeds [*****], the additional amount will be considered as partial rescission, being subject to a rescissory fine in such case equivalent to the amount corresponding to the amount by which the monthly revenues are reduced, multiplied by [*****]. This amount should be calculated without including the [*****] reduction permitted as described above, taking into consideration only the amount exceeding the reduction limit allowed for the CONTRACTING PARTY. The fine should be paid by the CONTRACTING PARTY reducing the services requested from the CONTRACTED PARTY, both adopting this stance and taking the proportional aspects of the revenues into consideration.

17. TELEMAR OTHER SERVICES

The annual estimated fee for this service is [*****].

17.1 Services Chart, Prices, General Characteristics, Performance Ratings
(SLA).

List of Telomere services not specified in Annexes 102, 104, Velox, Corporate, URC and Business

BILLING: Full Attendance Position (PA) / Productivity

BILLING CALCULATION PERIOD: from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month

Prices for FULL ATTENDANCE POSITION (PA) - Site RJ

                                                         R$                              R$
                                              (first three years of the     (after first three years of
Service                                                contract)*                   the contract)**
-------                                                ----------                   ---------------
Credit Analysis                                        [*****]                        [*****]

Back Office Velox -- Ombudsman (Jewel PA )             [*****]                        [*****]

Corporate Job / Fax Desk                               [*****]                        [*****]

Ombudsman -- PA x 8 hours (supervision)                [*****]                        [*****]

Ombudsman -- PA x 8 hours                              [*****]                        [*****]

Ombudsman -- PA x 12 Hs                                [*****]                        [*****]

Velox Process Support                                  [*****]                        [*****]

Velox Back Office                                      [*****]                        [*****]

CCQ Retention                                          [*****]                        [*****]

Linha Expressa  Hot Line                               [*****]                        [*****]

Special Civil Courts                                   [*****]                        [*****]

Help Desk TI Level 1                                   [*****]                        [*****]

Help Desk TI Level 2                                   [*****]                        [*****]

Help Desk TI PA Extended                               [*****]                        [*****]

Facilities                                             [*****]                        [*****]

Services - Solutions Center                            [*****]                        [*****]

Projeto Gol Provider                                   [*****]                        [*****]

PRICE PER RECORD HANDLED - Productivity - Site RJ

                              R$                              R$
                   (first three years of the      (after first three years of
Service                    contract)*                     the contract)**
Clean-up                    [*****]                        [*****]

The CONTRACTED PARTY should stipulate the prices for the services in Reais, calculated to 3 (three) decimal places.

PRICES FOR FULL ATTENDANCE POSITION (PA) - Site MG

                                                          R$                               R$
                                              (first three years of the       (after first three years of
SERVICE                                               contract)*                       the contract)**
-------                                               ----------                       ---------------
Staff Discount                                           [*****]                        [*****]

Customer Services Web Velox                              [*****]                        [*****]

Customer Services Web Velox/ Chat On Line                [*****]                        [*****]

Business  Reutel                                         [*****]                        [*****]

Business - Help Desk TI Level 1 -- eight h               [*****]                        [*****]

Business  - Help Desk TI Level 1 -- 6 h                  [*****]                        [*****]

Services  Solutions Center                               [*****]                        [*****]

Telemar Message Service                                  [*****]                        [*****]

PRICES FOR FULL ATTENDANCE POSITION (PA) - Site  BA

                                        R$                              R$
                            (first three years of the       (after first three years of
SERVICE                              contract)*                   the contract)**
---------------------       -------------------------       ---------------------------
Advanced Screening                  [*****]                         [*****]

Quality                             [*****]                         [*****]

CAS                                 [*****]                         [*****]

Denunciation Hot Line               [*****]                         [*****]

Back Office                         [*****]                         [*****]

PRICES FOR FULL ATTENDANCE POSITION (PA) - CE SITE

                                                         R$                               R$
                                              (first three years of the       (after first three years of
Service                                                contract)*                     the contract)**
---------------------------------------       -------------------------        --------------------------
Services -- Back Office Services -- PA 8 h             [*****]                          [*****]

Services -- Back Office Services -- PA 12 h            [*****]                          [*****]

  Services -- Solutions Desk -- PA 12 h                [*****]                          [*****]

    Services -- Solutions Center                       [*****]                          [*****]

   Advanced Screening -- Back Office                   [*****]                          [*****]

* Prices with discount during the first three years, due to the use of partially depreciated call center assets, acquired from the CONTRACTING PARTY

** These amounts will be subject to monetary restatement on an annual basis, pursuant to Clause 8.8 of this Agreement

1. GENERAL CHARACTERISTICS

1.1. Attendance Position (PA) -

      1.1.1. The implementation period for Sizing new services will depend on the technical resources required and the amount of time needed for recruitment and training the Human Resources specifically for each service requested by the CONTRACTING PARTY, WHICH should be agreed by the Parties.

      1.1.2. For implementation period for Sizing existing services should comply with the duration (in hours) of training defined for each service already contracted.

      1.1.3. Having confirmed the possibility of the CONTRACTED PARTY providing additional Attendance Positions (PAs), the Parties will agree on such increase, in addition to alterations to the price thereof, guaranteeing the payment of such amounts.

      1.1.4. In order to handle possible future campaigns whose dates should be notified by the CONTRACTING PARTY, the increase in the agreed number of Attendance Positions (PAs) should always be tailored to and facilities available at the site(s), and may be requested from the CONTRACTED PARTY with advance notice of 3 (three) business days for operations on Saturdays, Sundays and holidays, and with advance notice of 15 (fifteen) days for business days. It is hereby agreed that these periods may be altered through common agreement by the Parties.

      1.1.5. The Attendance Positions (PAs) to be added to the services may not be contracted for less than 30 (thirty) days.

      1.1.6. Any reduction in the Attendance Positions (PAs) should be requested by the CONTRACTING PARTY with 15 (fifteen) days advance notice, and may not exceed 10% (ten per cent) of the monthly average number of Attendance Positions (PAs) allocated to the services, with it being hereby established that the Parties may agree on a shorter period and / or alter the percentage stipulated above should this be feasible for the customer services.

      1.1.7. Should the reduction in the Attendance Positions (PAs) requested by the CONTRACTING PARTY result in a fraction, it is hereby agreed that this will be rounded up to the full number above than fraction.

2. BILLING

2.1 Halts in the Operations

      2.1.1. For occurrences that may result in a halt in the operations, the causes thereof should be identified in order to allocate responsibility and liability as follows:

      2.1.2. When the causes are related to personnel management processes and / or technological facilities maintenance contracts, responsibility will be assigned to the CONTRACTED PARTY, which should bill for the operations actually performed.

      2.1.3. When the causes are related to the infrastructure and / or lack of investments in technology, responsibility will be assigned to the CONTRACTING PARTY, which should be pay remuneration for the following operations, considered for Billing Purposes: Services contra tad by Attendance Position (PA): Billing for 100% (one hundred per cent) of the Attendance Positions (PAs) approved for the period;

      2.1.4. Other occurrences - such as partial halts, outside events, downtime or brief slowdowns in the system that may adversely affect the performance of the operations and that are proven to have been caused by factors that are the sole responsibility of the CONTRACTING PARTY - should be remunerated to the CONTRACTED PARTY, substituting the adversely affected period by a similar period and calculated on the basis of the records for the past 3 (three) months.

2.2 Loss of Billing Information

      2.2.1 In situations where there is a partial or total loss of billing information for a period, and once all attempts have been exhausted to recover the data, the CONTRACTING PARTY should remunerate the CONTRACTED PARTY, replacing the adversely affected period by a similar period calculated on the basis of the historical records for the 3 (three) previous months

2.3. The Billing of the services contracted by Attendance Positions (PAs) should be handled in compliance with the following conditions:

      a. On the 16th (sixteenth) day of the month in which the service is being rendered, the CONTRACTED PARTY will calculate the average number of the Attendance Positions (PAs) logged on during peak periods (HMM) (average of the -1/2 hours) for the business days from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month, jointly with the CONTRACTING PARTY, based on the Reports agreed between the Parties, and duly documented.

2.4. The Attendance Positions (PAs) will be deemed active when occupied for at least four consecutive hours logged under any of the status situations listed below:

      a. In service (conversation, hold and / or post-service);

      b. Paused, provided that this does not exceed 25 minutes;

      c. Waiting to attend.

3. HUMAN RESOURCES

3.1. Staff Selection

      3.1.1. The following Table presents the curricular requirements to be taken into consideration for the recruitment and selection of candidates for the Positions listed in this Table:

                                                              Information
Services    Position      Education         Experience        Technology
--------   -----------  -------------   -------------------   -----------
                                        Information; six
                                        months Customer
                         High School    Services                Windows
           Operator I      Diploma      (desirable)           environment

Services   Operator II   High School    6 months Operator I     Windows
                           Diploma      (desirable)           environment

                                        1 year  Supervisor
                        Undergraduate   Customer Services
           Supervisor    (desirable)    (desirable)             Office

3.2.  Training

      3.2.1. The CONTRACTED PARTY is responsible for training its staff in response and negotiation techniques, as well as transferring all the training supplied by the CONTRACTING PARTY.

      3.2.2. The CONTRACTING PARTY will be responsible for the Multiplicatory Agent Training Sessions required to render the services covered by this Annex, such as: training sessions focused on the legacy systems, products and services required to perform the operating activities, in addition to the costs of such training sessions, but with no responsibility for the infrastructure that will transfer these activities to the operators.

3.3.  Initial Training

      3.3.1. The following Table presents the Modules constituting the Capacity-Building Program for new employees hired by the CONTRACTED PARTY. The Parties may update the content of these Programs at any time in order to adapt them to the requirements of the operations, provided that common agreement is reached thereon.

                                                                    QUALITY
                                                        OPERATOR    MONITOR    Supervisor
-----------------------------------------------------   --------    -------    ----------
BEHAVIOR MODULE

Basic Customer Care Procedures.                            X           X           X

ORGANIZATION MODULE

Overview of Telecommunications, Organizational /
Institutional Aspects Telemar.                             X           X           X

OPERATIONS MODULE

Legacy Systems, Scripts and Procedures.                    X           X           X

MONITORING MODULE

Monitoring, Recording and Feedback Procedures.                         X

ADMINISTRATION AND LEADERSHIP MODULE / Staff and Team
Management                                                                         X

      3.3.2. The CONTRACTED PARTY should ensure that the operators begin work only after they have completed the Initial Training Module, having obtained grades that comply with the pre-defined approval ratings.

3.4. Capacity-building

      3.4.1. The CONTRACTED PARTY should schedule the Capacity-Building Training Sessions on the bases of the following criteria:

OTHER SERVICES GROUP      Monitoring      20  min/ month
                           Training      360  min/ month

          3.4.2. The CONTRACTED PARTY plan ahead and assign high priority to the Capacity-Building Training Sessions in order to restore satisfactory operator service standards, as described below:

            a. Operators scoring monitoring grades below 85 (eighty five);

            b. Operators with scores below the acceptable standard stipulated in the Quality Certification process (CEQUAL);

            c. Unsatisfactory results in the Customer Satisfaction Survey or Operator Performance Quality Monitoring services;

            d. Results rated as unsatisfactory by ANATEL in terms of Operator conduct;

            e. Alterations to processes, procedures, business rules and / or technology that affect the operator services.

      3.4.3. Any hypotheses not covered in this document and situations where the volume of Training Sessions required exceeds the implementation capacity thereof, will be agreed upon by the Parties.

      3.4.4. The duration of the Capacity-Building Training Sessions should comply with the provisions in Item 4.4 of this Annex.

      3.4.5. For Capacity-Building purposes, the training times allocated to topics and priorities as defined by the Monitoring and Satisfaction Surveys Ratings will be taken under consideration, ensuring that the duration thereof is assigned to subjects ranked as high priority.

      3.4.6. The Parties should agree on the duration (in hours) of the Capacity-Building Training Sessions, required for special responses and new services.

      3.4.7. The CONTRACTED PARTY should schedule the Training Sessions in compliance with the operator workloads, so that the service standards are not adversely affected thereby, necessarily sized to the scale of the operator capacity-building and training schedules.

      3.4.8. The CONTRACTED PARTY should forward to the CONTRACTING PARTY the monthly service and training schedules for each site, with information on the services covered by the Training Sessions, the number of operators to be trained, duration (in hours), and the location of the Training Sessions.

      3.4.9. The CONTRACTED PARTY should forward to the CONTRACTING PARTY a Monthly Training Control Report and Refresher Courses held during the previous month and containing pertinent information, such as attendance and grades (where applicable).

3.5. Additional Training Sessions

      a. For Training Sessions not covered in Items 4.3 and 4.4, the CONTRACTING PARTY should draw up a training schedule for the Multiplicatory Agents, lasting no more than 10 (ten) days, to be delivered to the CONTRACTED PARTY with advance notice of 2 (two) days prior to the start of the Training Sessions. The CONTRACTED PARTY should ensure that its Multiplicatory Agents are available, provided that they are not involved in other Training Sessions.

      b. The CONTRACTED PARTY should draw up the Operator Training Program with the objective of implementing the effective rendering of the services within no more than 15 (fifteen) days, as from the end of the Multiplicatory Agent Training Sessions.

      c. Should the CONTRACTING PARTY request a Training Plan that requires overtime or unforeseen outlays, such outlays will be for the account thereof, with such amounts being estimated and agreed among the Parties prior to the start of the Training Sessions.

      d. Should the Operator Training Program exceed 10 (ten) days, the CONTRACTING PARTY should draw up a training schedule that does not adversely affect the Performance Ratings (SLA) of the operations.

4. DURATION

The services listed in this chart will be supplied for a period of 5 (five) years. On expiry of his period, the supply of the services will be automatically renewed for 5 (five) years, unless any of the Parties decide otherwise. Should any of the Parties decide not to extend the contract, the Party adopting such decision should notify the other with advance notice of 180 (one hundred and eighty) days, all as stipulated in Item 14.1 of the Services Agreement regulating the business relationship in question.

5. REDUCTION OF SERVICE

The Parties hereby agree that the CONTRACTING PARTIES may reduce one or all of the services in this Group, called "TELEMAR - OTHER SERVICES", rendered by the CONTRACTED PARTY, provided the respective impact thereof does not result in an annual reduction of more than [*****] of the revenues posted over the past 12 (twelve) months by the CONTRACTED PARTY for this product. When such reduction exceeds [*****], the additional amount will be considered as partial rescission, being subject to a rescissory fine in such case equivalent to the amount corresponding to the amount by which the monthly revenues are reduced, multiplied by [*****]. This amount should be calculated without including the [*****] reduction permitted as described above, taking into consideration only the amount exceeding the reduction limit allowed for the CONTRACTING PARTY. The fine should be paid by the CONTRACTING PARTY reducing the services requested from the CONTRACTED PARTY, both adopting this stance and taking the proportional aspects of the revenues into consideration.

      18. OI OTHER SERVICES

The annual estimated fee for this service is [*****].

18.1 Services Chart, Prices, General Characteristics, Performance Ratings (SLA).

OTHER SERVICES

BILLING: Menu

Operating Hours:

Billing Calculation Period: - from the 16th (sixteenth) day of the previous month to the 15th (fifteenth) day of the current month.

Prices

  Site                   Services                           Unit             R$
-------   -----------------------------------------   ------------------   -------
Niteroi   ARU Port 2003                                    R$/port         [*****]

          ARU Port 2002                                    R$/port         [*****]

          Easyphone Dialer                                R$/License       [*****]

          Nicelog - Recording Port                         R$/port         [*****]

          Nicelog - Monitoring Port                        R$/port         [*****]

          Microsoft Office                                R$/License       [*****]

          Training  Nice Universe                           R$/Hc          [*****]

          Training Nice Reporter                            R$/Hc          [*****]

          GMK -  Minimum Monthly Cost                         R$           [*****]

          GMK - Additional Hours                             R$/h          [*****]

          Wittel - Form Development Hours                    R$/h          [*****]

          Wittel - Report Development x Integration          R$/h          [*****]

          Nice - Recording                                 R$/port         [*****]

          ARU Development                                    R$/h          [*****]

          Leasing projectors                          R$/projector/month   [*****]

          Direct Talk BO Customer Service Licenses       R$/License        [*****]


Note: The positions, wages and prices for once-off location-specific demands for labor that are not covered under Other Products in this Annex will be defined on a case-by-case basis and approved by the CONTRACTING PARTY before issuing the relevant invoices.

GENERAL CHARACTERISTICS

1 - Request

1.1 - For Other Services requiring analysis prior to performance, the CONTRACTING PARTY should formally notify the CONTRACTED PARTY with 30 (thirty) days advance notice, providing the technical specifications for the service and stipulation the desired duration thereof. For recurring services, advance notice of at least 5 (five) business days is required.

1.2 - The CONTRACTED PARTY will define the quantity of in-house and third party resources required the technical feasibility, the need for investments and outlays not covered in this Menu, and the compliance / delivery deadlines for the project or requirement.

1.3 -- The CONTRACTED PARTY will advise the CONTRACTING PARTY of the amounts and deadlines for responding to the request / project, with the latter issuing its approval for the performance of the service.

2 -- Billing

2.1 - The Billing for Other Services rendered should cover in-house and third party resources for each service, multiplied by the unit price in compliance with the Price List in this document.

3 - STATEMENT OF SERVICES, APPROVAL AND ISSUE OF INVOICE BY THE CONTRACTED
PARTY:

3.1 - The Invoice (Nota Fiscal) shall be issued by the 20th (twentieth) day of each month.

3.2 - The CONTRACTED PARTY forward a detailed statement to the CONTRACTING PARTY covering the services rendered and the respective Billing by the 16th (sixteenth) of each month, and the CONTRACTING PARTY will forward the validation within 2 (two) days from the forwarding of information by the CONTRACTED PARTY.

3.3 - The amounts charged through the Statement of Services Rendered refer to the services rendered between the 16th (sixteenth) day of the previous month and the 15th (fifteenth) day of the current month. By the 10th (tenth) day of the month subsequent to that covered by the invoice, the CONTRACTED PARTY may present the CONTRACTING PARTY with an updated Statement of Services Rendered, showing the amount receivable or deductible from the invoice issued for the month subsequent to that covered by the invoice if any difference is ascertained, provided the CONTRACTING PARTY and the CONTRACTED PARTY agree on that.

DURATION

The services listed in this chart will be supplied for a period of 6 (six) years. On expiry of this period, the supply of the services will be automatically renewed for 5 (five) years, unless any of the Parties decide otherwise. Should any of the Parties decide not to extend the contract, the Party adopting such decision should notify the other with advance notice of 180 (one hundred and eighty) days, all as stipulated in Item 14.1 of the Services Agreement regulating the business relationship in question.

REDUCTION OF SERVICE

The Parties hereby agree that the CONTRACTING PARTIES may reduce one or all of the services in this Group, called "OI OTHER SERVICES", rendered by the CONTRACTED PARTY, provided the respective impact thereof does not result in an annual reduction of more than [*****] of the revenues posted over the past 12 (twelve) months by the CONTRACTED PARTY for this product. When such reduction exceeds [*****], the additional amount will be considered as partial rescission, being subject to a rescissory fine in such case equivalent to the amount corresponding to the amount by which the monthly revenues are reduced, multiplied by [*****]. This amount should be calculated without including the [*****] reduction permitted as described above, taking into consideration only the amount exceeding the reduction limit allowed for the CONTRACTING PARTY. The fine should be paid by the CONTRACTING PARTY reducing the services requested from the CONTRACTED PARTY, both adopting this stance and taking the proportional aspects of the revenues into consideration.

Annex II -- Service Order

                                                            SERVICE ORDER

SAP CONTRACT N(DEGREE):
SERVICE ORDER N(DEGREE):
REQUESTED BY:
DATE OF REQUEST:
REQUEST CONTACT:
CONTAX CONTACT:

DEFINITION OF SERVICE AND
PERFORMANCE SITE(s):

RESOURCES (INVESTMENTS & FACILITIES)    Check Table listing the Responsibilities for Investments & Facilities Costs

REMUNERATION :                          The remuneration will comply with the matters agreed in the Services Chart,
                                        Prices, General Characteristics, Performance Ratings and Training appended to
                                        SAP Contract n degrees [describe]

Approvals:

                                        REQUESTED BY                  CONTAX